                                                       FILED PUSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-130755

STRUCTURAL AND COLLATERAL INFORMATION

$2,888,407,000 (APPROXIMATE OFFERED CERTIFICATES)

$3,174,074,017 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
OFFERED CLASSES A-1, A-2, A-3, A-AB, A-4, A-1A, XP, XW, A-M, A-J, B, C AND D
CERTIFICATES

BANC OF AMERICA COMMERCIAL MORTGAGE TRUST 2007-2
ISSUING ENTITY

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR AND MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
SPONSOR AND MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION
MASTER SERVICER

LNR PARTNERS, INC.
SPECIAL SERVICER

MAY 2007

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF
YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU E-MAIL A REQUEST TO
DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE SECURITIES MAY NOT BE
SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES LLC AND THE OTHER
UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL POSITIONS IN THESE
SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN INVESTMENT OR COMMERCIAL
BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT NOTICE REGARDING THE
OFFERED CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

BANC OF AMERICA SECURITIES LLC                          BEAR, STEARNS & CO. INC.

                                   ----------

CREDIT SUISSE                                              RBS GREENWICH CAPITAL

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY
THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED AT
ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE
OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN YOU ARE
CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL COME INTO
BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN PRICED AND WE
HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY "INDICATIONS
OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY US, WILL NOT
CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

                                   ----------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC, Bear, Stearns & Co. Inc., Credit Suisse Securities (USA)
LLC and Greenwich Capital Markets, Inc. (each an "Underwriter" and, collectively, the "Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.
The information in this free writing prospectus is preliminary and subject to change. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                   ----------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

                                   ----------

                             IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN
CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS
ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                                   ----------

The file number of the registration statement to which this free writing prospectus relates is 333-130755.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-off Date

Ten Largest Mortgage Loans

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

OFFERED CERTIFICATES

            CERTIFICATE
            BALANCE OR                    APPROXIMATE                                  WEIGHTED                       ASSUMED
             NOTIONAL       ANTICIPATED   PERCENTAGE   APPROXIMATE                      AVERAGE     PRINCIPAL         FINAL
           AMOUNT AS OF       RATINGS     OF INITIAL     CREDIT                          LIFE         WINDOW       DISTRIBUTION
 CLASS   DELIVERY DATE(1)  FITCH/S&P(2)  POOL BALANCE    SUPPORT       RATE TYPE      (YEARS)(3)  (PAYMENTS)(3)       DATE(3)
-------  ----------------  ------------  ------------  -----------  ----------------  ----------  -------------  -----------------

A-1(4)    $ 58,000,000        AAA/AAA        1.827%      30.000%        Fixed(5)        3.22          1 - 55      January 10, 2012
A-2(4)    $808,000,000        AAA/AAA       25.456%      30.000%        Fixed(5)        4.86         55 - 60       June 10, 2012
A-3(4)    $162,600,000        AAA/AAA        5.123%      30.000%        Fixed(5)        6.34         76 - 76      October 10, 2013
A-AB(4)   $ 60,562,000        AAA/AAA        1.908%      30.000%        Fixed(5)        6.90         60 - 104    February 10, 2016
A-4(4)    $602,000,000        AAA/AAA       18.966%      30.000%        Fixed(5)        9.45        104 - 117      March 10, 2017
A-1A(4)   $530,689,000        AAA/AAA       16.719%      30.000%        Fixed(5)        7.23         1 - 117       March 10, 2017
XP                 TBD(6)     AAA/AAA          N/A          N/A     Variable Rate(6)        (6)        N/A              N/A
XW                 TBD(6)     AAA/AAA          N/A          N/A     Variable Rate(6)        (6)        N/A              N/A
A-M       $317,407,000        AAA/AAA       10.000%      20.000%        Fixed(5)        9.77        117 - 118      April 10, 2017
A-J       $253,927,000        AAA/AAA        8.000%      12.000%        Fixed(5)        9.84        118 - 118      April 10, 2017
B         $ 15,870,000        AA+/AA+        0.500%      11.500%        Fixed(5)        9.84        118 - 118      April 10, 2017
C         $ 47,611,000         AA/AA         1.500%      10.000%        Fixed(5)        9.84        118 - 118      April 10, 2017
D         $ 31,741,000        AA-/AA-        1.000%       9.000%        Fixed(5)        9.92        118 - 119       May 10, 2017

NON-OFFERED CERTIFICATES(7)

          CERTIFICATE                      APPROXIMATE
           BALANCE OR                       PERCENTAGE                                  WEIGHTED
            NOTIONAL         ANTICIPATED    OF INITIAL  APPROXIMATE                      AVERAGE     PRINCIPAL    ASSUMED FINAL
         AMOUNT AS OF          RATINGS        POOL        CREDIT                          LIFE       WINDOW      DISTRIBUTION
CLASS   DELIVERY DATE(1)     FITCH/S&P(2)    BALANCE     SUPPORT       RATE TYPE      (YEARS)(3)  (PAYMENTS)(3)     DATE(3)
-----  -----------------     ------------  ----------  -----------  ----------------  ----------  -------------  -------------

XC          TBD(6)              AAA/AAA         N/A         N/A     Variable Rate(6)         (6)       N/A       May 10, 2017
E         $15,870,000            A+/A+        0.500%      8.500%        Fixed(5)         9.93       119 - 119    May 10, 2017
F         $27,773,000             A/A         0.875%      7.625%        Fixed(5)         9.93       119 - 119    May 10, 2017
G         $27,774,000            A-/A-        0.875%      6.750%        Fixed(5)         9.93       119 - 119    May 10, 2017
H         $43,643,000          BBB+/BBB+      1.375%      5.375%        Fixed(5)         9.93       119 - 119    May 10, 2017
J         $35,708,000           BBB/BBB       1.125%      4.250%        Fixed(5)         9.93       119 - 119    May 10, 2017
K         $35,709,000          BBB-/BBB-      1.125%      3.125%        Fixed(5)         9.93       119 - 119    May 10, 2017
L         $15,870,000           BB+/BB+       0.500%      2.625%        Fixed(5)        10.00       119 - 120    June 10, 2017
M         $ 7,935,000            BB/BB        0.250%      2.375%        Fixed(5)        10.01       120 - 120    June 10, 2017
N         $15,871,000           BB-/BB-       0.500%      1.875%        Fixed(5)        10.01       120 - 120    June 10, 2017
O         $ 3,967,000            B+/B+        0.125%      1.750%        Fixed(5)        10.01       120 - 120    June 10, 2017
P         $ 3,968,000             B/B         0.125%      1.625%        Fixed(5)        10.01       120 - 120    June 10, 2017
Q         $11,903,000            B-/B-        0.375%      1.250%        Fixed(5)        10.01       120 - 120    June 10, 2017
S         $39,676,016            NR/NR        1.250%      0.000%        Fixed(5)        10.01       120 - 120    June 10, 2017

(1)  As of the delivery date. Subject to a variance of plus or minus 5.0%.

(2)  It is a condition to their issuance that the classes of offered certificates be assigned ratings by Fitch, Inc. and/or Standard & Poor's
     Ratings Services, a division of The McGraw-Hill Companies, Inc. no lower than those set forth in the chart above. The ratings on the offered certificates do not represent any assessments of: (i) the likelihood or frequency of voluntary or involuntary principal prepayments on the mortgage loans, (ii) the degree to which such prepayments might differ from those originally anticipated, (iii) whether and to what extent prepayment premiums or yield maintenance charges will be collected on the mortgage loans in connection with such prepayments or the corresponding effect on yield to investors or (iv) whether and to what extent default interest will be received or net aggregate prepayment interest shortfalls will be realized. See "RATINGS" in the prospectus supplement.

(3)  Based on the maturity assumptions (as defined under "YIELD AND MATURITY
     CONSIDERATIONS" in the prospectus supplement). As of the delivery date, the
     "assumed final distribution date" with respect to any class of offered certificates is the distribution date on which the final distribution would occur for such class of certificates based upon the assumptions, among others, that all payments are made when due and that no mortgage loan is prepaid, in whole or in part, prior to its related maturity date, any mortgage loan with an anticipated repayment date is not prepaid prior to, but is paid in its entirety on its anticipated repayment date, and otherwise based on the maturity assumptions described in the free writing prospectus, if any. The actual performance and experience of the mortgage loans will likely differ from such assumptions. See "YIELD AND MATURITY
     CONSIDERATIONS" in the prospectus supplement.

(4)  For purposes of making distributions to the Class A-1, Class A-2, Class
     A-3, Class A-AB, Class A-4 and Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 133 mortgage loans, representing approximately 83.3% of the initial pool balance. Loan group 2 will consist of 47 mortgage loans, representing approximately 16.7% of the initial pool balance. Loan group 2 will include approximately 100.0% of the initial principal balance of all the mortgage loans secured by multifamily properties.

     So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
     Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A Class XC, Class XP
     and Class XW Certificates, interest distributions on the Class A-1, Class
     A-2, Class A-3, Class A-AB and Class A-4 Certificates will be based upon amounts available relating to mortgage loans in loan group 1 and interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in loan group 2. Interest distributions on the Class XC, Class XP and Class XW Certificates will be based on amounts available relating to mortgage loans in loan group 1 and loan group 2. In addition, generally, the Class A-1, Class A-2, Class A-3,
     Class A-AB and Class A-4 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in loan group 1 until the certificate balance of the Class
     A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in loan group 2 until the certificate balances of

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

     the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates
     have been reduced to zero. However, on and after any distribution date on which the certificate balances of the Class A-M through Class S
     Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4
     and Class A-1A Certificates pro rata without regard to loan groups.

(5)  The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A,
     Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G,
     Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P,
     Class Q and Class S Certificates will accrue interest at either: (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(6)  The Class XC (which are private certificates), Class XP and Class XW
     Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC, Class XP and Class XW Certificates, as the case may be, as described in the prospectus supplement. The interest rates applicable to the Class XC (private certificates), Class XP and Class XW Certificates for each distribution date will be as described in the prospectus supplement.
     See "DESCRIPTION OF THE CERTIFICATES--Pass-Through Rates" in the prospectus supplement. The Class XC Certificates are not offered by the prospectus supplement. Any information we provide herein regarding the terms of the
     Class XC Certificates is provided only to enhance your understanding of the
     Offered Certificates. See "DESCRIPTION OF THE CERTIFICATES--Pass-Through
     Rates" in the prospectus supplement.

(7)  Not offered by the prospectus supplement. Any information we provide in the prospectus supplement regarding the terms of these certificates is provided only to enhance your understanding of the Offered Certificates.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

TRANSACTION TERMS

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED MAY 2007.

ISSUE TYPE                REMIC. Class A-1, A-2, A-3, A-AB, A-4, A-1A, XP, XW,
                          A-M, A-J, B, C and D Certificates (collectively, the
                          "Offered Certificates") are offered publicly.

CUT-OFF DATE              All Mortgage Loan characteristics are based on
                          balances as of the Cut-off Date, which is June 1, 2007
                          or with respect to the Beacon Seattle & DC Portfolio
                          Mortgage Loan (identified as Loan No. 51006 on ANNEX A
                          to the prospectus supplement), June 7, 2007. All
                          percentages presented herein are approximate.

MORTGAGE POOL             The Mortgage Pool consists of 180 Mortgage Loans (the
                          "Mortgage Loans") with an aggregate balance as of the
                          Cut-off Date of $3,174,074,017 (the "Initial Pool
                          Balance"). For purposes of making distributions to the
                          Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates,
                          the Mortgage Pool will be deemed to consist of two
                          distinct loan groups, Loan Group 1 and Loan Group 2.
                          Loan Group 1 will consist of 133 Mortgage Loans,
                          representing approximately 83.3% of the Initial Pool
                          Balance as of the Cut-off Date. Loan Group 2 will
                          consist of 47 Mortgage Loans, representing
                          approximately 16.7% of the Initial Pool Balance as of
                          the Cut-off Date. The Mortgage Loans are secured by
                          222 properties (the "Mortgaged Properties") located
                          throughout 35 states, the District of Columbia and the
                          Commonwealth of Puerto Rico.

DEPOSITOR                 Banc of America Commercial Mortgage Inc.

ISSUING ENTITY            Banc of America Commercial Mortgage Trust 2007-2.

SPONSORS                  Bank of America, National Association ("Bank of
                          America" or "BofA") and Bear Stearns Commercial
                          Mortgage, Inc. ("BSCMI").

MORTGAGE LOAN SELLERS     Bank of America and BSCMI.

UNDERWRITERS              Banc of America Securities LLC and Bear, Stearns & Co.
                          Inc. are acting as co-lead managers and joint
                          bookrunners with respect to all classes of Offered
                          Certificates. Credit Suisse Securities (USA) LLC and
                          Greenwich Capital Markets, Inc. are acting as
                          co-managers.

TRUSTEE                   Wells Fargo Bank, N.A.

MASTER SERVICER           Bank of America, National Association, for all of the
                          mortgage loans other than: (i) the Beacon Seattle & DC
                          Portfolio Mortgage Loan (identified as Loan No. 51006
                          on ANNEX A to the prospectus supplement), which will
                          be serviced by Wells Fargo Bank, N.A. pursuant to the
                          Pooling and Servicing Agreement relating to the Morgan
                          Stanley Capital I Inc., Commercial Mortgage
                          Pass-Through Certificates, Series 2007-IQ14 and (ii)
                          the 575 Lexington Avenue Pari Passu Mortgage Loan
                          (identified as Loan No. 3403716 on ANNEX A to the
                          prospectus supplement), which will be serviced by Bank
                          of America, National Association pursuant to the
                          Pooling and Servicing Agreement related to the Banc of
                          America Commercial Mortgage Inc., Commercial Mortgage
                          Pass-Through Certificates, Series 2007-1. See "THE
                          SERVICERS--The Master Servicer" in the prospectus
                          supplement.

SPECIAL SERVICER          LNR Partners, Inc., for all of the mortgage loans
                          other than: (i) the Beacon Seattle & DC Portfolio
                          Mortgage Loan (identified as Loan No. 51006 on ANNEX A
                          to the prospectus supplement), which will be specially
                          serviced by Centerline Servicing Inc. pursuant to the
                          Pooling and Servicing Agreement relating to the Morgan
                          Stanley Capital I Inc., Commercial Mortgage
                          Pass-Through Certificates, Series 2007-IQ14 and (ii)
                          the 575 Lexington Avenue Pari Passu Mortgage Loan
                          (identified as Loan No. 3403716 on ANNEX A to the
                          prospectus

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

                          supplement), which will be specially serviced by LNR
                          Partners, Inc. pursuant to the Pooling and Servicing
                          Agreement related to the Banc of America Commercial
                          Mortgage Inc., Commercial Mortgage Pass-Through
                          Certificates, Series 2007-1. See "THE SERVICERS--The
                          Special Servicer" in the prospectus supplement.

RATING AGENCIES           Fitch, Inc. ("Fitch") and Standard & Poor's Ratings
                          Services, a division of The McGraw-Hill Companies,
                          Inc. ("S&P").

DENOMINATIONS             $10,000 minimum for the Class A-1, A-2, A-3, A-AB,
                          A-4, A-M, Class A-J and A-1A Certificates; $100,000
                          minimum for the Class B, C and D Certificates; and
                          $1,000,000 (notional) minimum for the Class XP and XW
                          Certificates.

SETTLEMENT DATE           On or about June   , 2007.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The 10th day of each month, or if such 10th day is not
                          a Business Day, the next succeeding Business Day. The
                          first Distribution Date with respect to the Offered
                          Certificates will occur in July 2007.

DETERMINATION DATE        For any Distribution Date, the earlier of (i) the 6th
                          day of the month in which the related Distribution
                          Date occurs, or if such 6th day is not a Business Day,
                          then the immediately preceding Business Day, and (ii)
                          the 4th Business Day prior to the related Distribution
                          Date.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding certificate balance of such Class during
                          the prior calendar month. Interest will be distributed
                          on each Distribution Date in sequential order of class
                          designations with the Class A-1, A-2, A-3, A-AB, A-4,
                          A-1A, XC, XP and XW Certificates ranking pari passu in
                          entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date to the Class of Sequential Pay Certificates
                          outstanding with the earliest sequential Class
                          designation until its Certificate Balance is reduced
                          to zero (except that the Class A-AB Certificates are
                          entitled to certain priority on each Distribution Date
                          with respect to being paid down to their planned
                          principal balance as described in the prospectus
                          supplement). Generally, the Class A-1, A-2, A-3, A-AB
                          and A-4 Certificates will only be entitled to receive
                          distributions of principal collected or advanced in
                          respect of Mortgage Loans in Loan Group 1 until the
                          Certificate Balance of the Class A-1A Certificates has
                          been reduced to zero, and the Class A-1A Certificates
                          will only be entitled to receive distributions of
                          principal collected or advanced in respect of Mortgage
                          Loans in Loan Group 2 until the Certificate Balances
                          of the Class A-1, A-2, A-3, A-AB and A-4 Certificates
                          have been reduced to zero. If, due to losses, the
                          Certificate Balances of the Class A-M through Class S
                          Certificates are reduced to zero but any two or more
                          classes of Class A-1, A-2, A-3, A-AB, A-4 or A-1A
                          Certificates remain outstanding, payments of principal
                          to the outstanding Class A-1, A-2, A-3, A-AB, A-4 and
                          A-1A Certificates will be made on a pro rata basis
                          without regard to loan groups.

LOSSES                    To be applied first to the Class S Certificates, then
                          to the next most subordinate Class of sequential pay
                          certificates until the certificate balance of each
                          such succeeding Class of sequential pay certificates
                          is reduced to zero, and following the reduction of the
                          Certificate Balance of the Class A-M Certificates to
                          zero, pro rata to the Class A-1, A-2, A-3, A-AB, A-4
                          and A-1A Certificates; however, (i) with respect to
                          the Beacon Seattle & DC Portfolio Mortgage Loan (Loan
                          No. 51006) as to which only the related Note A-4 is
                          included in the Trust Fund, losses attributable to the
                          Beacon Seattle & DC Portfolio Whole Loan (which is
                          comprised of (a) the Note A-4 (which is included in
                          the Trust Fund) and Note A-5 and Note

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

                          B-1 (which are not included in the Trust Fund) and (b)
                          Note A-1, Note A-2, Note A-3 Note A-6 and Note A-7
                          (none of which is included in the Trust Fund)) will be
                          applied (1) pro rata and pari passu between (a) Note
                          A-4, Note A-5 and Note B-1 as a unit and (b) Note A-1,
                          Note A-2, Note A-3, Note A-6 and Note A-7, as a unit
                          and (2) the portion of losses attributable to Note
                          A-4, Note A-5 and Note B-1, will be applied first to
                          the Note B-1, and then pro rata among the Note A-4 and
                          Note A-5 (which such losses, when so allocated to the
                          Note A-4, will be applied to the classes of Sequential
                          Pay Certificates as described above); (ii) with
                          respect to each of the One Park Avenue Pari Passu
                          Mortgage Loan (Loan No. 3405209) as to which only the
                          related Note A-1 is included in the Trust Fund and the
                          575 Lexington Avenue Pari Passu Mortgage Loan (Loan
                          No. 3403716) as to which only the related Note A-2 is
                          included in the Trust Fund, the pro rata portion of
                          the losses allocable to the pari passu Note included
                          in the Trust Fund will be applied to the classes of
                          Sequential Pay Certificates as described above; and
                          (iii) with respect to the Parkway Chevrolet-Tomball
                          Portfolio A/B Mortgage Loan (Loan No. 48225) and as to
                          which only the related senior Note A is included in
                          the Trust Fund, losses will be applied first to the
                          subordinate Note B, and then to the senior Note A
                          (which losses, when so allocated, will be applied to
                          the classes of Sequential Pay Certificates as
                          described above).

PREPAYMENT PREMIUMS       The manner in which any prepayment premiums received
                          during a particular Collection Period will be
                          allocated to one or more of the classes of Offered
                          Certificates is described in the "DESCRIPTION OF THE
                          CERTIFICATES--Distributions--Distributions of
                          Prepayment Premiums" in the prospectus supplement.

ADVANCES                  Subject to certain limitations, including, but not
                          limited to, a recoverability determination, the Master
                          Servicer will be required to advance certain principal
                          and interest payments and other expenses. In the event
                          that the Master Servicer fails to make such advances,
                          the Trustee may be required to do so.

OPTIONAL TERMINATION      The Master Servicer, the Special Servicer and certain
                          Certificateholders will have the option to terminate
                          the Trust, in whole but not in part, and purchase the
                          remaining assets of the Trust on or after the
                          Distribution Date on which the Stated Principal
                          Balance of the Mortgage Loans then outstanding is less
                          than 1% of the Initial Pool Balance. Such purchase
                          price will generally be at a price equal to the unpaid
                          aggregate principal balance of the Mortgage Loans (or
                          fair market value in the case of REO properties), plus
                          accrued and unpaid interest and certain other
                          additional trust fund expenses.

CONTROLLING CLASS         The most subordinate class of sequential pay
                          certificates with an outstanding certificate balance
                          at least equal to 25% of its initial certificate
                          balance or, if no such Class satisfies such criteria,
                          the class of sequential pay certificates with the then
                          largest outstanding class balance.

ERISA                     The Offered Certificates are expected to be ERISA
                          eligible.

SMMEA                     The Offered Certificates are not expected to be
                          "mortgage-related securities" for the purposes of
                          SMMEA.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

CONTACT INFORMATION

BANC OF AMERICA SECURITIES LLC

Geordie Walker
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
geordie.r.walker@bankofamerica.com

Chris Springer
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
chris.springer@bankofamerica.com

CREDIT SUISSE SECURITIES (USA) LLC

Barry Polen
(212) 325-3295 (Phone)
(212) 325-8104 (Fax)
barry.polen@credit-suisse.com

Chris Anderson
(212) 325-3295 (Phone)
(212) 743-4790 (Fax)
chris.anderson@credit-suisse.com

Andrew Winer
(212) 325-3295 (Phone)
(212) 743-4521 (Fax)
andrew.winer@credit-suisse.com

Reese Mason
(212) 538-8661 (Phone)
(212) 743-5227 (Fax)
reese.mason@credit-suisse.com

BEAR, STEARNS & CO. INC.

Craig Sedmak
(212) 272-4953 (Phone)
(917) 849-0223 (Fax)
csedmak@bear.com

Stephen Gargiulo
(212) 272-4953 (Phone)
(212) 272-6290 (Fax)
sgargiulo@bear.com

Jignesh Patel
(212) 272-6184 (Phone)
(917) 849-0223 (Fax)
jignesh.patel@bear.com

GREENWICH CAPITAL MARKETS, INC.

Chris McCormack
(203) 625-2900 (Phone)
(203) 618-2052 (Fax)
mccormc@rbsgc.com

Andrew Flick
(203) 625-2900 (Phone)
(203) 302-7228 (Fax)
andrew.flick@rbsgc.com

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

GENERAL CHARACTERISTICS

                                                                                     MORTGAGE POOL      LOAN GROUP 1
                                                                                   ----------------   ----------------

Number of Mortgage Loans .......................................................                180                133
Number of Mortgaged Properties .................................................                222                173
Aggregate Balance of all Mortgage Loans(1) .....................................   $  3,174,074,017   $  2,643,384,435
Number of Balloon Loans(2)(3)(4) ...............................................                130                 94
Aggregate Balance of Balloon Loans(2)(3)(4) ....................................   $  1,007,077,464   $    807,887,882
Number of Anticipated Repayment Date Loans(5) ..................................                  3                  3
Aggregate Balance of Anticipated Repayment Date Loans(5) .......................   $     25,614,000   $     25,614,000
Number of Interest Only Mortgage Loans(5) ......................................                 50                 39
Aggregate Balance of Interest Only Mortgage Loans(5) ...........................   $  2,166,996,553   $  1,835,496,553
Maximum Cut-off Date Balance ...................................................   $    394,477,317   $    394,477,317
Minimum Cut-off Date Balance ...................................................   $      1,150,000   $      1,150,000
Average Cut-off Date Balance ...................................................   $     17,633,745   $     19,875,071
Number of Cross-Collateralized and Cross-Defaulted Loan Pools. .................                  1                  1
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted ........   $     25,304,000   $     25,304,000
Weighted Average Cut-off Date LTV Ratio ........................................               70.8%              69.5%
Maximum Cut-off Date LTV Ratio .................................................               83.6%              83.6%
Minimum Cut-off Date LTV Ratio. ................................................               34.0%              34.0%
Weighted Average U/W DSCR ......................................................               1.34x              1.36x
Maximum U/W DSCR ...............................................................               2.41x              2.41x
Minimum U/W DSCR ...............................................................               1.07x              1.07x
Weighted Average LTV at Maturity or Anticipated Repayment Date .................               67.7%              66.5%
Range of Mortgage Loan Interest Rates ..........................................    5.287% to 6.728%   5.287% to 6.728%
Weighted Average Mortgage Loan Interest Rate ...................................              5.736%             5.730%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months)(6)...          55 to 120          55 to 120
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date(6)....                 95                 96

                                                                                     LOAN GROUP 2
                                                                                   ----------------

Number of Mortgage Loans .......................................................                 47
Number of Mortgaged Properties .................................................                 49
Aggregate Balance of all Mortgage Loans(1) .....................................   $    530,689,582
Number of Balloon Loans(2)(3)(4) ...............................................                 36
Aggregate Balance of Balloon Loans(2)(3)(4) ....................................   $    199,189,582
Number of Anticipated Repayment Date Loans(5) ..................................                  0
Aggregate Balance of Anticipated Repayment Date Loans(5) .......................   $              0
Number of Interest Only Mortgage Loans(5) ......................................                 11
Aggregate Balance of Interest Only Mortgage Loans(5) ...........................   $    331,500,000
Maximum Cut-off Date Balance ...................................................   $    153,000,000
Minimum Cut-off Date Balance ...................................................   $      1,397,268
Average Cut-off Date Balance ...................................................   $     11,291,268
Number of Cross-Collateralized and Cross-Defaulted Loan Pools. .................                  0
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted ........   $              0
Weighted Average Cut-off Date LTV Ratio ........................................               77.0%
Maximum Cut-off Date LTV Ratio .................................................               81.3%
Minimum Cut-off Date LTV Ratio. ................................................               50.0%
Weighted Average U/W DSCR ......................................................               1.26x
Maximum U/W DSCR ...............................................................               2.09x
Minimum U/W DSCR ...............................................................               1.09x
Weighted Average LTV at Maturity or Anticipated Repayment Date .................               73.4%
Range of Mortgage Loan Interest Rates ..........................................    5.560% to 6.274%
Weighted Average Mortgage Loan Interest Rate ...................................              5.764%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months)(6)...          55 to 120
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date(6)....                 89

----------
(1)  Subject to a permitted variance of plus or minus 5.0%.

(2)  Excludes Mortgage Loans (including ARD Loans) that are interest only until maturity or until the Anticipated Repayment Date.

(3)  The partial interest only Balloon Loans are also included in the Balloon
     Loans category.

(4)  One Mortgage Loan, Loan No. 48225, representing 0.2% of the Initial Pool
     Balance (0.3% of the Group 1 Balance), has scheduled amortization. This loan is included in the Balloon Loans category.

(5)  Three Mortgage Loans, Loan Nos. 49148, 49754 and 3405225 collectively representing 0.8% of the Initial Pool Balance (1.0% of the Group 1
     Balance), are both ARD Loans and Interest Only Mortgage Loans, which results in such Mortgage Loans appearing in each category.

(6)  In the case of mortgage loans that have an Anticipated Repayment Date, the maturity date is based upon the related Anticipated Repayment Date.

*    With respect to one Mortgage Loan, the Beacon Seattle & DC Portfolio Loan
     (Loan No. 51006, representing 12.4% of the Initial Pool Balance (14.9% of the Group 1 Balance), such Mortgage Loan is part of a split loan structure described herein (the Beacon Seattle & DC Portfolio Note A-4 is included in the Trust Fund). The loan-to-value ratio of such loan is assumed to be
     64.2% and the debt service coverage ratio is assumed to be 1.33x as described herein, unless otherwise noted. For purposes of weighting such loan-to-value ratios and debt service coverage ratios, such weighting is based solely upon the outstanding principal balance of the pari passu promissory note included in the Trust Fund. With respect to two Mortgage
     Loans: (i) the One Park Avenue Pari Passu Mortgage Loan (Loan No. 3405209,
     representing 5.9% of the Initial Pool Balance (7.1% of the Group 1
     Balance)) and (ii) 575 Lexington Avenue Pari Passu Mortgage Loan (Loan No.
     3403716, representing 5.1% of the Initial Pool Balance (6.1% of the Group 1
     Balance)), each such Mortgage Loan is part of a split loan structure evidenced by two pari passu promissory notes (the One Park Avenue Pari
     Passu Note A-1 and the 575 Lexington Avenue Pari Passu Note A-2 are
     included in the Trust Fund). The Cut-off Date balance per unit, loan-to-value ratio and debt service coverage ratio calculated with respect to the calculated in this Structural and Collateral Information with respect to such loans, except as may be otherwise noted, was calculated based on the two pari passu promissory notes. For purposes of weighting such loan-to-value ratios and debt service coverage ratios, such weighting is based solely upon the outstanding principal balance of the pari passu promissory note included in the Trust Fund.

     Loan Numbers are set forth in ANNEX A to the prospectus supplement.

     See the "GLOSSARY OF PRINCIPAL DEFINITIONS" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios. See also "Summary--Certain
     Mortgage Loan Calculations" in the prospectus supplement for additional information relating to calculations.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Self Storage            1.1%
Mixed Use               0.6%
Manufactured Housing    0.1%
Office                 40.7%
Retail                 29.4%
Multifamily            16.7%
Industrial              5.6%
Hotel                   4.8%
Other                   1.1%

PROPERTY TYPE

                                                                  WEIGHTED                    WEIGHTED                  WEIGHTED
                       NUMBER OF     AGGREGATE        % OF        AVERAGE        MIN/MAX       AVERAGE       MIN/MAX     AVERAGE
                       MORTGAGED   CUT-OFF DATE   INITIAL POOL  UNDERWRITTEN  UNDERWRITTEN  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE
PROPERTY TYPE         PROPERTIES     BALANCE         BALANCE        DSCR          DSCR        LTV RATIO     LTV RATIO     RATE
--------------------  ----------  --------------  ------------  ------------  ------------  ------------  ------------  --------

Office                    48      $1,291,152,817       40.7%         1.31x     1.08x/1.94x      68.7%      45.0%/83.6%   5.808%
Retail                    61         933,018,475       29.4          1.39x     1.07x/2.00x      70.7%      35.4%/80.0%   5.588%
   Anchored               43         844,117,963       26.6          1.39x     1.09x/1.72x      71.0%      35.4%/79.8%   5.572%
   Shadow Anchored        10          54,342,510        1.7          1.45x     1.07x/2.00x      65.0%      51.8%/80.0%   5.656%
   Unanchored              8          34,558,002        1.1          1.30x     1.17x/1.72x      73.1%      57.5%/79.9%   5.852%
Multifamily               48         528,495,872       16.7          1.26x     1.09x/2.09x      77.1%      50.0%/81.3%   5.764%
Industrial                25         176,533,081        5.6          1.36x     1.12x/2.03x      69.9%      48.3%/83.2%   5.808%
Hotel                     20         151,228,932        4.8          1.50x     1.29x/2.41x      67.2%      34.0%/78.8%   5.793%
Other                      5          36,274,295        1.1          1.59x     1.23x/1.93x      66.7%      42.3%/76.9%   5.979%
Self Storage              10          36,096,646        1.1          1.33x     1.20x/1.61x      74.0%      68.2%/78.6%   5.698%
Mixed Use                  4          19,080,190        0.6          1.32x     1.16x/1.38x      74.4%      42.9%/79.9%   5.825%
Manufactured Housing       1           2,193,710        0.1          1.36x     1.36x/1.36x      66.9%      66.9%/66.9%   5.700%
                         ---      --------------      -----          ----      ----------       ----       ----------    -----
TOTAL/WTD. AVG:          222      $3,174,074,017      100.0%         1.34x     1.07x/2.41x      70.8%      34.0%/83.6%   5.736%
                         ===      ==============      =====          ====      ==========       ====       ==========    =====

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

AMORTIZATION TYPES

                                                                 % OF
                                                 AGGREGATE     INITIAL       % OF           % OF
                                NUMBER            CUT-OFF       POOL     LOAN GROUP 1   LOAN GROUP 2
                          OF MORTGAGE LOANS       BALANCE      BALANCE      BALANCE        BALANCE
                          -----------------   --------------   -------   ------------   ------------

Interest Only                    47           $2,141,382,553     67.5%       68.5%          62.5%
Balloon                          77              597,731,146     18.8        18.9           18.4
IO, Balloon                      52              401,474,021     12.6        11.3           19.1
   12 month IO loans              1                9,200,000      0.3         0.3            0.0
   24 month IO loans             15               83,063,755      2.6         1.1           10.4
   36 month IO loans             13               86,773,325      2.7         1.9            6.7
   48 month IO loans              3               24,183,200      0.8         0.9            0.0
   60 month IO loans             18              182,003,741      5.7         6.5            2.1
   64 month IO loans              1                5,750,000      0.2         0.2            0.0
   72 month IO loans              1               10,500,000      0.3         0.4            0.0
Interest Only, Hyper Am           3               25,614,000      0.8         1.0            0.0
Scheduled Amortization            1                7,872,296      0.2         0.3            0.0
                                ---           --------------    -----       -----          -----
TOTAL:                          180           $3,174,074,017    100.0%      100.0%         100.0%
                                ===           ==============    =====       =====          =====

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

IDAHO           NEW YORK               SOUTH CAROLINA   NEW MEXICO
3 properties    11 properties          3 properties     1 property
$14,265,897     $593,172,841           $22,782,053      $1,468,217
0.4% of total   18.7% of total         0.7% of total    0.0% of total

WYOMING         NEW HAMPSHIRE          GEORGIA          ARIZONA
1 property      1 property             10 properties    2 properties
$5,000,000      $6,002,753             $225,692,208     $18,300,000
0.2% of total   0.2% of total          7.1% of total    0.6% of total

NEBRASKA        MASSACHUSETTS          FLORIDA          UTAH
2 properties    2 properties           22 properties    1 property
$30,450,000     $5,788,590             $183,544,006     $3,553,513
1.0% of total   0.2% of total          5.8% of total    0.1% of total

MISSOURI        CONNECTICUT            PUERTO RICO      CALIFORNIA
1 property      3 properties           2 properties     19 properties
$16,287,578     $191,400,000           $15,800,000      $113,855,389
0.5% of total   6.0% of total          0.5% of total    3.6% of total

MINNESOTA       RHODE ISLAND           KENTUCKY         NEVADA
2 properties    7 properties           1 property       4 properties
$96,181,758     $20,593,710            $44,305,560      $46,179,946
3.0% of total   0.6% of total          1.4% of total    1.5% of total

ILLINOIS        NEW JERSEY             ALABAMA          OREGON
8 properties    3 properties           1 property       2 properties
$27,922,794     $22,460,435            $28,116,029      $122,650,000
0.9% of total   0.7% of total          0.9% of total    3.9% of total

INDIANA         DISTRICT OF COLUMBIA   MISSISSIPPI      WASHINGTON
17 properties   5 properties           4 properties     18 properties
$91,183,462     $140,438,373           $37,498,807      $191,171,903
2.9% of total   4.4% of total          1.2% of total    6.0% of total

MICHIGAN        MARYLAND               LOUISIANA
3 properties    1 property             3 properties
$10,007,059     $153,000,000           $162,428,603
0.3% of total   4.8% of total          5.1% of total

OHIO            VIRGINIA               ARKANSAS
7 properties    14 properties          4 properties
$83,404,672     $174,195,349           $11,797,068
2.6% of total   5.5% of total          0.4% of total

PENNSYLVANIA    NORTH CAROLINA         TEXAS
5 properties    2 properties           27 properties
$40,212,000     $55,021,600            $167,941,844
1.3% of total   1.7% of total          5.3% of total

------------------------------------

<1.0% of Initial Pool Balance

1.0% - 5.0% of Initial Pool Balance

5.1% - 10.0% of Initial Pool Balance

>10.0% of Initial Pool Balance

------------------------------------

Percentages rounded to one decimal place.

GEOGRAPHIC DISTRIBUTION

                                                                      WEIGHTED       WEIGHTED     WEIGHTED
                        NUMBER OF      AGGREGATE                       AVERAGE        AVERAGE      AVERAGE
                        MORTGAGED    CUT-OFF DATE    % OF INITIAL   UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
PROPERTY LOCATION      PROPERTIES       BALANCE      POOL BALANCE       DSCR         LTV RATIO      RATE
--------------------   ----------   --------------   ------------   ------------   ------------   --------

New York                    11      $  593,172,841        18.7%          1.19x         70.1%       5.930%
Georgia                     10         225,692,208         7.1           1.48x         67.9%       5.493%
Connecticut                  3         191,400,000         6.0           1.44x         79.3%       5.743%
Washington                  18         191,171,903         6.0           1.37x         64.1%       5.811%
Florida                     22         183,544,006         5.8           1.45x         69.2%       5.627%
Virginia                    14         174,195,349         5.5           1.33x         67.1%       5.761%
Texas                       27         167,941,844         5.3           1.33x         75.9%       5.811%
Louisiana                    3         162,428,603         5.1           1.13x         78.3%       5.671%
Maryland                     1         153,000,000         4.8           1.24x         78.3%       5.699%
District of Columbia         5         140,438,373         4.4           1.35x         64.5%       5.755%
Other                      108         991,088,890        31.2           1.41x         69.9%       5.676%
                           ---      --------------       -----           ----          ----        -----
TOTAL:                     222      $3,174,074,017       100.0%          1.34x         70.8%       5.736%
                           ===      ==============       =====           ====          ====        =====

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 35 STATES, THE DISTRICT OF
     COLUMBIA AND THE COMMONWEALTH OF PUERTO RICO.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   -----
$1,150,000 -- $1,999,999             11     $   16,167,380     0.5%
$2,000,000 -- $2,999,999             21         52,244,699     1.6
$3,000,000 -- $3,999,999             24         83,822,547     2.6
$4,000,000 -- $4,999,999             19         84,555,748     2.7
$5,000,000 -- $7,499,999             30        182,543,519     5.8
$7,500,000 -- $9,999,999             17        145,435,568     4.6
$10,000,000 -- $14,999,999           21        240,583,244     7.6
$15,000,000 -- $19,999,999            9        156,513,661     4.9
$20,000,000 -- $29,999,999            9        219,993,764     6.9
$30,000,000 -- $49,999,999            5        207,971,173     6.6
$50,000,000 -- $99,999,999            7        486,285,304    15.3
$100,000,000 -- $394,477.317          7      1,297,957,412    40.9
                                    ---     --------------   -----
TOTAL:                              180     $3,174,074,017   100.0%
                                    ===     ==============   =====

Min: $1,150,000   Max: $394,477,317   Average: $17,633,745

LOCATION

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES       BALANCE       POOL
                                 ----------   --------------   ------
New York                              11      $  593,172,841    18.7%
Georgia                               10         225,692,208     7.1
Connecticut                            3         191,400,000     6.0
Washington                            18         191,171,903     6.0
Florida                               22         183,544,006     5.8
Virginia                              14         174,195,349     5.5
Texas                                 27         167,941,844     5.3
Louisiana                              3         162,428,603     5.1
Maryland                               1         153,000,000     4.8
District of Columbia                   5         140,438,373     4.4
Other                                108         991,088,890    31.2
                                     ---      --------------   -----
TOTAL:                               222      $3,174,074,017   100.0%
                                     ===      ==============   =====

PROPERTY TYPE

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES       BALANCE       POOL
                                 ----------   --------------   ------
Office                                48      $1,291,152,817    40.7%
Retail                                61         933,018,475    29.4
   Anchored                           43         844,117,963    26.6
   Shadow Anchored                    10          54,342,510     1.7
   Unanchored                          8          34,558,002     1.1
Multifamily                           48         528,495,872    16.7
Industrial                            25         176,533,081     5.6
Hotel                                 20         151,228,932     4.8
Other                                  5          36,274,295     1.1
Self Storage                          10          36,096,646     1.1
Mixed Use                              4          19,080,190     0.6
Manufactured Housing                   1           2,193,710     0.1
                                     ---      --------------   -----
TOTAL:                               222      $3,174,074,017   100.0%
                                     ===      ==============   =====

MORTGAGE RATE

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   ------
5.287% -- 5.499%                     15     $  464,632,128    14.6%
5.500% -- 5.749%                     88      1,492,024,045    47.0
5.750% -- 5.999%                     50        736,055,493    23.2
6.000% -- 6.249%                     22        285,743,467     9.0
6.250% -- 6.499%                      3        191,752,667     6.0
6.500% -- 6.728%                      2          3,866,216     0.1
                                    ---     --------------   -----
TOTAL:                              180     $3,174,074,017   100.0%
                                    ===     ==============   =====

Min: 5.287%   Max: 6.728%   Wtd Avg: 5.736%

ORIGINAL TERM TO STATED MATURITY OR ARD

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   ------
60 -- 83                             16     $1,066,966,924    33.6%
84 -- 99                              3        217,300,000     6.8
100 -- 120                          159      1,872,603,093    59.0
121 -- 124                            2         17,204,000     0.5
                                    ---     --------------   -----
TOTAL:                              180     $3,174,074,017   100.0%
                                    ===     ==============   =====

Min: 60 months   Max: 124 months   Wtd Avg: 98 months

REMAINING TERM TO STATED MATURITY OR ARD

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   ------
55 -- 59                             14     $  863,966,924    27.2%
60 -- 79                              3        365,500,000    11.5
80 -- 99                              2         54,800,000     1.7
100 -- 109                            2        131,872,892     4.2
110 -- 119                          145      1,651,296,960    52.0
120                                  14        106,637,241     3.4
                                    ---     --------------   -----
TOTAL:                              180     $3,174,074,017   100.0%
                                    ===     ==============   =====

Min: 55 months   Max: 120 months   Wtd Avg: 95 months

PREPAYMENT PROVISION SUMMARY

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   ------
Lockout/Defeasance/Open             134     $1,778,989,735    56.0%
Lockout/Yield
   Maintenance or
   Defeasance/Open                   16        580,347,391    18.3
Yield Maintenance or
   Defeasance/Open                    2        547,477,317    17.2
Lockout/Yield
   Maintenance/Open                  26        252,318,249     7.9
Yield Maintenance/Open                1         11,381,325     0.4
Lockout/2%/Open                       1          3,560,000     0.1
                                    ---     --------------   -----
TOTAL:                              180     $3,174,074,017   100.0%
                                    ===     ==============   =====

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   ------
34.0% -- 49.9%                       10     $   68,933,790     2.2%
50.0% -- 54.9%                        4         23,853,850     0.8
55.0% -- 59.9%                       11        121,991,134     3.8
60.0% -- 64.9%                       17        555,891,489    17.5
65.0% -- 69.9%                       32        815,830,952    25.7
70.0% -- 74.9%                       33        421,856,141    13.3
75.0% -- 79.9%                       60        887,204,001    28.0
80.0% -- 83.6%                       13        278,512,661     8.8
                                    ---     --------------   -----
TOTAL:                              180     $3,174,074,017   100.0%
                                    ===     ==============   =====

Min: 34.0%   Max: 83.6%   Wtd Avg: 70.8%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   ------
28.5% -- 49.9%                       20     $  117,814,628     3.7%
50.0% -- 59.9%                       36        262,771,909     8.3
60.0% -- 64.9%                       28        626,714,942    19.7
65.0% -- 69.9%                       45      1,088,243,493    34.3
70.0% -- 74.9%                       30        446,845,044    14.1
75.0% -- 81.3%                       21        631,684,000    19.9
                                    ---     --------------   -----
TOTAL:                              180     $3,174,074,017   100.0%
                                    ===     ==============   =====

Min: 28.5%   Max: 81.3%   Wtd Avg: 67.7%

DEBT SERVICE COVERAGE RATIOS

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   ------
1.07x -- 1.19x                       34     $  896,249,357    28.2%
1.20x -- 1.24x                       41        499,061,134    15.7
1.25x -- 1.29x                       18        131,231,681     4.1
1.30x -- 1.34x                       11        478,892,664    15.1
1.35x -- 1.39x                       17        183,538,198     5.8
1.40x -- 1.49x                       21        352,655,072    11.1
1.50x -- 1.59x                       16        335,563,855    10.6
1.60x -- 1.69x                        5         36,596,020     1.2
1.70x -- 1.79x                        7        100,938,258     3.2
1.80x -- 1.89x                        3         20,460,079     0.6
1.90x -- 1.99x                        3         86,567,242     2.7
2.00x -- 2.41x                        4         52,320,458     1.6
                                    ---     --------------   -----
TOTAL:                              180     $3,174,074,017   100.0%
                                    ===     ==============   =====

Min: 1.07x   Max: 2.41x   Wtd Avg: 1.34x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                  LOANS         BALANCE      GROUP 1
                                 --------   --------------   -------
$1,150,000 -- $1,999,999             7      $   10,319,513      0.4%
$2,000,000 -- $2,999,999            18          45,174,517      1.7
$3,000,000 -- $3,999,999            17          59,860,992      2.3
$4,000,000 -- $4,999,999            13          56,938,126      2.2
$5,000,000 -- $7,499,999            20         124,398,452      4.7
$7,500,000 -- $9,999,999            13         111,050,097      4.2
$10,000,000 -- $14,999,999          16         184,161,426      7.0
$15,000,000 -- $19,999,999           6         106,433,661      4.0
$20,000,000 -- $29,999,999           6         150,233,764      5.7
$30,000,000 -- $49,999,999           4         163,571,173      6.2
$50,000,000 -- $99,999,999           7         486,285,304     18.4
$100,000,000 -- $394,477,317         6       1,144,957,412     43.3
                                   ---      --------------    -----
TOTAL:                             133      $2,643,384,435    100.0%
                                   ===      ==============    =====

Min: $1,150,000   Max: $394,477,317   Average: $19,875,071

LOCATION

                                   NO. OF        AGGREGATE       % OF
                                  MORTGAGED    CUT-OFF DATE      LOAN
                                 PROPERTIES       BALANCE      GROUP 1
                                 ----------   --------------   -------
New York                               7      $  570,470,841     21.6%
Georgia                               10         225,692,208      8.5
Connecticut                            3         191,400,000      7.2
Florida                               22         183,544,006      6.9
Washington                            16         181,444,403      6.9
Louisiana                              2         157,073,603      5.9
Virginia                              13         148,995,349      5.6
District of Columbia                   5         140,438,373      5.3
Oregon                                 2         122,650,000      4.6
California                            16          98,587,735      3.7
Other                                 77         623,087,917     23.6
                                     ---      --------------    -----
TOTAL:                               173      $2,643,384,435    100.0%
                                     ===      ==============    =====

PROPERTY TYPE

                                   NO. OF        AGGREGATE       % OF
                                  MORTGAGED    CUT-OFF DATE      LOAN
                                 PROPERTIES       BALANCE      GROUP 1
                                 ----------   --------------   -------
Office                                48      $1,291,152,817     48.8%
Retail                                61         933,018,475     35.3
   Anchored                           43         844,117,963     26.6
   Shadow Anchored                    10          54,342,510      1.7
   Unanchored                          8          34,558,002      1.1
Industrial                            25         176,533,081      6.7
Hotel                                 20         151,228,932      5.7
Other                                  5          36,274,295      1.4
Self Storage                          10          36,096,646      1.4
Mixed Use                              4          19,080,190      0.7
                                     ---      --------------    -----
TOTAL:                               173      $2,643,384,435    100.0%
                                     ===      ==============    =====

MORTGAGE RATE

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                  LOANS         BALANCE      GROUP 1
                                 --------   --------------   -------
5.287% -- 5.499%                     15     $  464,632,128     17.6%
5.500% -- 5.749%                     54      1,129,648,769     42.7
5.750% -- 5.999%                     42        637,509,406     24.1
6.000% -- 6.249%                     18        217,443,467      8.2
6.250% -- 6.499%                      2        190,284,450      7.2
6.500% -- 6.728%                      2          3,866,216      0.1
                                    ---     --------------    -----
TOTAL:                              133     $2,643,384,435    100.0%
                                    ===     ==============    =====

Min: 5.287%   Max: 6.728%   Wtd Avg: 5.730%

ORIGINAL TERM TO STATED MATURITY OR ARD

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
60 -- 83                              9     $  823,466,924     31.2%
84 -- 99                              2        172,900,000      6.5
100 -- 120                          120      1,629,813,511     61.7
121 -- 124                            2         17,204,000      0.7
                                    ---     --------------    -----
TOTAL:                              133     $2,643,384,435    100.0%
                                    ===     ==============    =====

Min: 60 months   Max: 124 months   Wtd Avg: 99 months

REMAINING TERM TO STATED MATURITY OR ARD

                                  NO. OF       AGGREGATE      % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
55 -- 59                              8     $  773,466,924     29.3%
60 -- 79                              2        212,500,000      8.0
80 -- 99                              1         10,400,000      0.4
100 -- 109                            2        131,872,892      5.0
110 -- 119                          108      1,436,894,878     54.4
120                                  12         78,249,741      3.0
                                    ---     --------------    -----
TOTAL:                              133     $2,643,384,435    100.0%
                                    ===     ==============    =====

Min: 55 months   Max: 120 months   Wtd Avg: 96 months

PREPAYMENT PROVISION SUMMARY

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                  LOANS        BALANCE       GROUP 1
                                 --------   --------------   -------
Lockout/Defeasance/Open              94     $1,457,762,688     55.1%
Lockout/Yield Maintenance or
   Defeasance/Open                   15        572,959,891     21.7
Yield Maintenance or
   Defeasance/Open                    1        394,477,317     14.9
Lockout/Yield Maintenance/Open       23        218,184,539      8.3
                                    ---     --------------    -----
TOTAL:                              133     $2,643,384,435    100.0%
                                    ===     ==============    =====

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                   NO. OF      AGGREGATE      % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS       BALANCE       GROUP 1
                                 --------   --------------   -------
34.0% -- 49.9%                       10     $   68,933,790      2.6%
50.0% -- 54.9%                        3         16,466,350      0.6
55.0% -- 59.9%                        9        116,980,626      4.4
60.0% -- 64.9%                       15        543,014,524     20.5
65.0% -- 69.9%                       26        798,006,851     30.2
70.0% -- 74.9%                       29        400,086,269     15.1
75.0% -- 79.9%                       34        543,663,365     20.6
80.0% -- 83.6%                        7        156,232,661      5.9
                                    ---     --------------    -----
TOTAL:                              133     $2,643,384,435    100.0%
                                    ===     ==============    =====

Min: 34.0%   Max: 83.6%   Wtd Avg: 69.5%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                  NO. OF       AGGREGATE      % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
28.5% -- 49.9%                       17     $  104,393,903      3.9%
50.0% -- 59.9%                       28        232,339,689      8.8
60.0% -- 64.9%                       22        598,078,690     22.6
65.0% -- 69.9%                       31      1,003,450,109     38.0
70.0% -- 74.9%                       26        418,238,044     15.8
75.0% -- 80.0%                        9        286,884,000     10.9
                                    ---     --------------    -----
TOTAL:                              133     $2,643,384,435    100.0%
                                    ===     ==============    =====

Min: 28.5%   Max: 80.0%   Wtd Avg: 66.5%

DEBT SERVICE COVERAGE RATIOS

                                  NO. OF       AGGREGATE      % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
1.07x -- 1.19x                       23     $  800,224,382     30.3%
1.20x -- 1.24x                       19        209,615,710      7.9
1.25x -- 1.29x                       12         74,742,335      2.8
1.30x -- 1.34x                       10        477,424,037     18.1
1.35x -- 1.39x                       14        131,504,488      5.0
1.40x -- 1.49x                       18        324,815,072     12.3
1.50x -- 1.59x                       16        335,563,855     12.7
1.60x -- 1.69x                        5         36,596,020      1.4
1.70x -- 1.79x                        7        100,938,258      3.8
1.80x -- 1.89x                        3         20,460,079      0.8
1.90x -- 1.99x                        3         86,567,242      3.3
2.00x -- 2.41x                        3         44,932,958      1.7
                                    ---     --------------    -----
TOTAL:                              133     $2,643,384,435    100.0%
                                    ===     ==============    =====

Min: 1.07x   Max: 2.41x   Wtd Avg: 1.36x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut--off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
$1,397,268 -- $1,999,999             4      $  5,847,868      1.1%
$2,000,000 -- $2,999,999             3         7,070,182      1.3
$3,000,000 -- $3,999,999             7        23,961,555      4.5
$4,000,000 -- $4,999,999             6        27,617,622      5.2
$5,000,000 -- $7,499,999            10        58,145,067     11.0
$7,500,000 -- $9,999,999             4        34,385,471      6.5
$10,000,000 -- $14,999,999           5        56,421,818     10.6
$15,000,000 -- $19,999,999           3        50,080,000      9.4
$20,000,000 -- $29,999,999           3        69,760,000     13.1
$30,000,000 -- $49,999,999           1        44,400,000      8.4
$100,000,000 -- $153,000,000         1       153,000,000     28.8
                                   ---      ------------    -----
TOTAL:                              47      $530,689,582    100.0%
                                   ===      ============    =====

Min: $1,397,268   Max: $153,000,000   Average: $11,291,268

LOCATION

                                   NO. OF       AGGREGATE      % OF
                                  MORTGAGED   CUT-OFF DATE     LOAN
                                 PROPERTIES      BALANCE     GROUP 2
                                 ----------   ------------   -------
Maryland                               1      $153,000,000     28.8%
Texas                                 18       126,111,518     23.8
Ohio                                   4        65,400,000     12.3
Nevada                                 3        43,685,000      8.2
Virginia                               1        25,200,000      4.7
New York                               4        22,702,000      4.3
Mississippi                            1        18,640,000      3.5
California                             3        15,267,654      2.9
Rhode Island                           3        11,393,710      2.1
Indiana                                1        11,381,325      2.1
Other                                 10        37,908,375      7.1
                                     ---      ------------    -----
TOTAL:                                49      $530,689,582    100.0%
                                     ===      ============    =====

PROPERTY TYPE

                                   NO. OF      AGGREGATE       % OF
                                  MORTGAGED   CUT-OFF DATE     LOAN
                                 PROPERTIES      BALANCE     GROUP 2
                                 ----------   ------------   -------
Multifamily                          48       $528,495,872     99.6%
Manufactured
   Housing                            1          2,193,710      0.4
                                    ---       ------------    -----
TOTAL:                               49       $530,689,582    100.0%
                                    ===       ============    =====

MORTGAGE RATE

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE      LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
5.560% -- 5.749%                    34      $362,375,277     68.3%
5.750% -- 5.999%                     8        98,546,088     18.6
6.000% -- 6.249%                     4        68,300,000     12.9
6.250% -- 6.274%                     1         1,468,217      0.3
                                   ---      ------------    -----
TOTAL:                              47      $530,689,582    100.0%
                                   ===      ============    =====

Min: 5.560%   Max: 6.274%   Wtd Avg: 5.764%

ORIGINAL TERM TO STATED MATURITY OR ARD

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
60 -- 83                             7      $243,500,000     45.9%
84 -- 99                             1        44,400,000      8.4
100 -- 120                          39       242,789,582     45.7
                                   ---      ------------    -----
TOTAL:                              47      $530,689,582    100.0%
                                   ===      ============    =====

Min: 60 months   Max: 120 months   Wtd Avg: 93 months

REMAINING TERM TO STATED MATURITY OR ARD

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
55 -- 59                             6      $ 90,500,000     17.1%
60 -- 79                             1       153,000,000     28.8
80 -- 99                             1        44,400,000      8.4
110 -- 119                          37       214,402,082     40.4
120                                  2        28,387,500      5.3
                                   ---      ------------    -----
TOTAL:                              47      $530,689,582    100.0%
                                   ===      ============    =====

Min: 55 months   Max: 120 months   Wtd Avg: 89 months

PREPAYMENT PROVISION SUMMARY

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
Lockout/Defeasance/Open             40      $321,227,047     60.5%
Yield Maintenance or
   Defeasance/Open                   1       153,000,000     28.8
Lockout/Yield
   Maintenance/Open                  3        34,133,710      6.4
Yield Maintenance/Open               1        11,381,325      2.1
Lockout/Yield
   Maintenance or
   Defeasance/Open                   1         7,387,500      1.4
Lockout/2%/Open                      1         3,560,000      0.7
                                   ---      ------------    -----
TOTAL:                              47      $530,689,582    100.0%
                                   ===      ============    =====

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
50.0% -- 54.9%                       1      $  7,387,500      1.4%
55.0% -- 59.9%                       2         5,010,508      0.9
60.0% -- 64.9%                       2        12,876,965      2.4
65.0% -- 69.9%                       6        17,824,101      3.4
70.0% -- 74.9%                       4        21,769,872      4.1
75.0% -- 79.9%                      26       343,540,636     64.7
80.0% -- 81.3%                       6       122,280,000     23.0
                                   ---      ------------    ----
TOTAL:                              47      $530,689,582    100.0%
                                   ===      ============    ====

Min: 50.0%   Max: 81.3%   Wtd Avg: 77.0%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
32.5% -- 49.9%                       3      $ 13,420,725      2.5%
50.0% -- 59.9%                       8        30,432,221      5.7
60.0% -- 64.9%                       6        28,636,252      5.4
65.0% -- 69.9%                      14        84,793,384     16.0
70.0% -- 74.9%                       4        28,607,000      5.4
75.0% -- 81.3%                      12       344,800,000     65.0
                                   ---      ------------    -----
TOTAL:                              47      $530,689,582    100.0%
                                   ===      ============    =====

Min: 32.5%   Max: 81.3%   Wtd Avg: 73.4%

DEBT SERVICE COVERAGE RATIOS

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
1.09x -- 1.19x                      11      $ 96,024,976     18.1%
1.20x -- 1.24x                      22       289,445,424     54.5
1.25x -- 1.29x                       6        56,489,346     10.6
1.30x -- 1.34x                       1         1,468,627      0.3
1.35x -- 1.39x                       3        52,033,710      9.8
1.40x -- 1.49x                       3        27,840,000      5.2
2.00x -- 2.09x                       1         7,387,500      1.4
                                   ---      ------------    -----
TOTAL:                              47      $530,689,582    100.0%
                                   ===      ============    =====

Min: 1.09x   Max: 2.09x   Wtd Avg: 1.26x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

                                         JUN-07     JUN-08     JUN-09     JUN-10     JUN-11     JUN-12     JUN-13     JUN-14
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Locked Out(4)(5).....................      82.39%     79.22%     59.98%     57.14%     56.17%     61.40%     57.99%     61.85%
Yield Maintenance(5)(6)..............      17.61      20.78      40.02      42.33      43.30      31.67      34.04      38.15
Fixed Premium 2.0(7) ................       0.00       0.00       0.00       0.11       0.11       0.00       0.00       0.00
Open ................................       0.00       0.00       0.00       0.42       0.41       6.93       7.97       0.00
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total ...............................     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
                                       =========  =========  =========  =========  =========  =========  =========  =========
Total Beginning Balance as of the
   Cut-off Date (in millions)(8) ....  $3,174.07  $3,165.75  $3,156.54  $3,145.91  $3,133.68  $2,207.18  $2,038.20  $1,804.31
                                       =========  =========  =========  =========  =========  =========  =========  =========
Percent of Aggregate Cut-off Date
   Balance ..........................     100.00%     99.74%     99.45%     99.11%     98.73%     69.54%     64.21%     56.85%
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

                                         JUN-15     JUN-16
                                       ---------  ---------

Locked Out(4)(5) ....................      61.79%     53.19%
Yield Maintenance(5)(6) .............      38.21      41.25
Fixed Premium 2.0(6) ................       0.00       0.00
Open ................................       0.00       5.55
                                       ---------  ---------
Total ...............................     100.00%    100.00%
                                       =========  =========
Total Beginning Balance as of the
   Cut-off Date (in millions)(7) ....  $1,786.43  $1,639.50
                                       =========  =========
Percent of Aggregate Cut-off Date
   Balance ..........................      56.28%     51.65%
                                       ---------  ---------

----------
(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans, except that the ARD loans will be repaid on the related anticipated repayment date, if any.

(2)  As of the Cut-off Date.

(3)  Numbers may not total to 100% due to rounding.

(4)  One hundred thirty-four Mortgage Loans, representing 56.0% of the Initial
     Pool Balance (94 Mortgage Loans representing 55.1% of the Group 1 Balance and 40 Mortgage Loans representing 60.5% of the Group 2 Balance), (a) have an initial lockout period, (b) are then subject after expiration of the initial lockout period to a period where the borrower has an option to defease and (c) thereafter prepayable without an accompanying prepayment premium, prior to its maturity.

(5)  Twenty-four Mortgage Loans, representing 7.6% of the Initial Pool Balance
     (21 Mortgage Loans representing 7.9% of the Group 1 Balance and three
     Mortgage Loans representing 6.4% of the Group 2 Balance), (a) have an initial lockout period, (b) are then subject after expiration of the initial lockout period to a period where the borrower has an option to prepay the loan subject to the greater of a yield maintenance charge or a
     1% prepayment premium and (c) become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity. Two Mortgage Loans, representing 0.3% of the Initial Pool Balance
     (0.4% of the Group 1 Balance), (a) have an initial lockout period, (b) are then subject after expiration of the initial lockout period to a period where the borrower has an option to prepay the loan subject to the greater of a yield maintenance charge or a 3% prepayment premium and (c) become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity. One Mortgage Loan, representing
     0.3% of the Initial Pool Balance (0.3% of the Group 1 Balance), is after an initial lockout period subject to (a) defeasance or (b) subject to the greater of a yield maintenance charge or a 1% prepayment premium, and becomes thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity. Fourteen Mortgage Loans, representing 17.8% of the Initial Pool Balance (21.4% of the Group 1
     Balance), (a) have an initial lockout period, (b) are then subject after expiration of the initial lockout period to a period where the borrower has an option to prepay the loan subject to the greater of a yield maintenance charge or a 1% prepayment premium, (c) then the borrower has an option of defeasance or an option to prepay the loan subject to the greater of a yield maintenance charge or a 1% prepayment premium, and becomes thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity. One Mortgage Loan, representing 0.2% of the
     Initial Pool Balance (1.4% of the Group 2 Balance), is after a lockout period subject to defeasance, then subject to the greater of a yield maintenance charge or a 1% prepayment premium, and becomes thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(6)  One Mortgage Loan, representing 0.4% of the Initial Pool Balance (2.1% of the Group 2 Balance) has no lockout period but permits prepayment for an initial period of time subject to the greater of a yield maintenance charge or a 3% prepayment premium, then permits prepayment for a period of time subject to the greater of a yield maintenance charge or a 1% prepayment premium and becomes thereafter prepayable without an accompanying prepayment premium or yield maintenance charge prior to its maturity. Two
     Mortgage Loans, representing 17.2% of the Initial Pool Balance (one
     Mortgage Loan representing 14.9% of the Group 1 Balance and one Mortgage
     Loan representing 28.8% of the Group 2 Balance), are not subject to an initial lockout period but permit prepayment subject to the greater of a yield maintenance charge or a 1% prepayment premium for an initial period of time after which either prepayment (subject to the greater of a yield maintenance charge or a 1% prepayment premium) or defeasance is permitted followed by an open period.

(7)  One Mortgage Loan, representing 0.1% of the Initial Pool Balance (0.7% of the Group 2 Balance): (a) has an initial lockout period; (b) is then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to defease the Mortgage Loan; (c) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 2% prepayment premium; and (d) becomes thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(8)  Assumes the Cut-off Date balance for the initial balance and no prepayments thereafter.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

GROUP 1 FIVE YEAR LOANS

                                                                          % OF                                          CUT-OFF
                                  MORTGAGE                   CUT-OFF    INITIAL                   LOAN                    DATE
                                    LOAN      PROPERTY         DATE       POOL    AMORTIZATION   BALANCE  UNDERWRITTEN    LTV
PROPERTY NAME                      SELLER       TYPE         BALANCE    BALANCE      TYPE       PER UNIT      DSCR       RATIO
--------------------------------  --------  ------------  ------------  -------  -------------  --------  ------------  -------

Beacon Seattle & DC Portfolio      BSCMI       Office     $394,477,317   12.4%   Interest Only  $    290      1.33x      64.2%
One Park Avenue                     BofA       Office      187,500,000    5.9    Interest Only  $    406      1.16x      65.9%
Franklin Avenue Plaza               BofA       Office       87,000,000    2.7    Interest Only  $    168      1.14x      78.6%
50 South Tenth Street               BofA       Office       76,200,000    2.4    Interest Only  $    157      1.94x      59.5%
Palm Beach Gardens Marriott        BSCMI        Hotel       50,000,000    1.6    Interest Only  $179,211      1.41x      71.4%
Bakersfield Industrial Portfolio    BofA     Industrial     17,500,000    0.6    Interest Only  $     33      1.41x      70.0%
Suburban Lodge -- SC                BofA        Hotel        5,789,643    0.2       Balloon     $ 38,857      1.44x      75.2%
Apollo Beach Mini Storage           BofA    Self Storage     2,726,000    0.1    Interest Only  $  7,408      1.36x      68.2%
Briarcrest Shopping Center          BofA       Retail        2,273,964    0.1       Balloon     $     67      1.35x      66.9%
                                                          ------------   ----                                 ----       ----
TOTAL/WTD. AVG.                                           $823,466,924   25.9%                                1.33x      66.3%
                                                          ============   ====                                 ====       ====

                                            REMAINING
                                  MATURITY  INTEREST   REMAINING
                                    DATE      ONLY      TERM TO
                                     LTV     PERIOD    MATURITY
PROPERTY NAME                       RATIO   (MONTHS)   (MONTHS)
--------------------------------  --------  ---------  ---------

Beacon Seattle & DC Portfolio       64.2%       59         59
One Park Avenue                     65.9%       57         57
Franklin Avenue Plaza               78.6%       58         58
50 South Tenth Street               59.5%       55         55
Palm Beach Gardens Marriott         71.4%       60         60
Bakersfield Industrial Portfolio    70.0%       59         59
Suburban Lodge -- SC                70.7%        0         58
Apollo Beach Mini Storage           68.2%       57         57
Briarcrest Shopping Center          62.9%        0         57
                                    ----
TOTAL/WTD. AVG.                     66.3%
                                    ====

GROUP 1 SEVEN YEAR LOANS

                                                             % OF                                          CUT-OFF  MATURITY
                         MORTGAGE               CUT-OFF    INITIAL                   LOAN                    DATE     DATE
                           LOAN    PROPERTY       DATE       POOL    AMORTIZATION   BALANCE  UNDERWRITTEN    LTV       LTV
PROPERTY NAME             SELLER     TYPE       BALANCE    BALANCE        TYPE     PER UNIT      DSCR       RATIO     RATIO
-----------------------  --------  --------  ------------  -------  -------------  -------- -------------  -------  --------

575 Lexington Avenue       BofA     Office   $162,500,000    5.1%   Interest Only   $   510      1.08x      74.9%     74.9%
Best Western Fort Myers   BSCMI      Hotel     10,400,000    0.3     IO, Balloon    $98,113      1.40x      74.8%     72.0%
                                             ------------    ---                                 ----       ----      ----
TOTAL/WTD. AVG.                              $172,900,000    5.4%                                1.10x      74.8%     74.7%
                                             ============    ===                                 ====       ====      ====

                         REMAINING
                         INTEREST   REMAINING
                           ONLY      TERM TO
                          PERIOD    MATURITY
PROPERTY NAME            (MONTHS)   (MONTHS)
-----------------------  ---------  ---------

575 Lexington Avenue        76         76
Best Western Fort Myers     46         82
TOTAL/WTD. AVG.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS*

The following table and summaries describe the ten largest Mortgage Loans in the
Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE*

                                                             % OF             % OF
                                 MORTGAGE      CUT-OFF     INITIAL         APPLICABLE
                                   LOAN         DATE         POOL    LOAN     LOAN
LOAN NAME                         SELLER       BALANCE     BALANCE  GROUP     GROUP
-------------------------------  --------  --------------  -------  -----  ----------

Beacon Seattle & DC
Portfolio .....................    BSCMI   $  394,477,317    12.4%    1       14.9%
One Park Avenue ...............    BofA       187,500,000     5.9     1        7.1%
575 Lexington Avenue ..........    BofA       162,500,000     5.1     1        6.1%
Howard Crossing ...............    BofA       153,000,000     4.8     2       28.8%
Mall of Acadiana ..............    BofA       150,080,095     4.7     1        5.7%
Connecticut Financial Center...    BofA       130,400,000     4.1     1        4.9%
Valley River Center ...........    BofA       120,000,000     3.8     1        4.5%
200 West 57th Street ..........    BofA        91,000,000     2.9     1        3.4%
Franklin Avenue Plaza .........    BofA        87,000,000     2.7     1        3.3%
50 South Tenth Street .........    BofA        76,200,000     2.4     1        2.9%
                                           --------------    ----
TOTAL/WTD. AVG. ...............            $1,552,157,412    48.9%
                                           ==============    ====

                                                           LTV
                                               CUT-OFF  RATIO AT
                                   PROPERTY   DATE LTV  MATURITY  UNDERWRITTEN  MORTGAGE
LOAN NAME                            TYPE       RATIO    OR ARD       DSCR        RATE
-------------------------------  -----------  --------  --------  ------------  --------

Beacon Seattle & DC
Portfolio .....................     Office      64.2%     64.2%       1.33x      5.797%
One Park Avenue ...............     Office      65.9%     65.9%       1.16x      6.281%(1)
575 Lexington Avenue ..........     Office      74.9%     74.9%       1.08x      5.728%(1)
Howard Crossing ...............  Multifamily    78.3%     78.3%       1.24x      5.699%
Mall of Acadiana ..............     Retail      79.8%     66.5%       1.10x      5.665%
Connecticut Financial Center...     Office      80.0%     80.0%       1.60x      5.603%
Valley River Center ...........     Retail      66.7%     66.7%       1.54x      5.589%(1)
200 West 57th Street ..........     Office      67.2%     67.2%       1.22x      5.658%(1)
Franklin Avenue Plaza .........     Office      78.6%     78.6%       1.14x      6.011%(1)
50 South Tenth Street .........     Office      59.5%     59.5%       1.94x      5.287%
                                                ----      ----        ----       -----
TOTAL/WTD. AVG. ...............                 70.7%     69.4%       1.30x      5.772%

----------
(1)  Mortgage rate rounded to three decimal places.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                         BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                         BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN SELLER:                  BSCMI
LOAN PURPOSE:                 Acquisition
ORIGINAL NOTE A-4 PRINCIPAL
   BALANCE:                   $394,477,317
FIRST PAYMENT DATE:           June 7, 2007
TERM/AMORTIZATION:            60/0 months
INTEREST ONLY PERIOD:         60 months
MATURITY DATE:                May 7, 2012
EXPECTED NOTE A-4 MATURITY
   BALANCE:                   $394,477,317
BORROWING ENTITIES:           24 Delaware limited
                              liability companies and
                              one general partnership
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              GRTR 1% PPMT or
                              Yield Maintenance,
                              Defeasance permitted the
                              earlier of October 10, 2010
                              and two years after
                              securitization of the
                              entire whole loan,
                              Open: 7 Payments
UPFRONT RESERVES:
   TI/LC RESERVE:             $18,200,095 (1)
ONGOING RESERVES:
   TAX RESERVE:               Springing
   INSURANCE RESERVE:         Springing
   TI/LC RESERVE:             Springing
   CAP EX RESERVE:            Springing
   OTHER RESERVE:             Springing
LOCKBOX:                      Hard

(1)  Represents funds for tenant concessions and leasing costs that the Beacon
     Seattle & DC Portfolio Borrower is contractually obligated to fund pursuant to recently executed leases at the Beacon Seattle & DC Portfolio
     Properties.

                                    FIGURE 1.

                                [GRAPHIC OMITTED]

                              FINANCIAL INFORMATION

NOTE A-1 CUT-OFF DATE BALANCE:      $  775,000,000
NOTE A-2 CUT-OFF DATE BALANCE:      $   86,000,000
NOTE A-3 CUT-OFF DATE BALANCE:      $   75,000,000
NOTE A-4 CUT-OFF DATE BALANCE:      $  394,477,317
NOTE A-5 CUT-OFF DATE BALANCE:      $  485,522,683
NOTE A-6 CUT-OFF DATE BALANCE:      $  414,000,000
NOTE A-7 CUT-OFF DATE BALANCE:      $  414,000,000
NOTE B-1 CUT-OFF DATE BALANCE(1):   $   56,000,000
                                    --------------
WHOLE LOAN CUT-OFF DATE BALANCE:    $2,700,000,000

                           NOTE A-4   WHOLE LOAN
                           --------   ----------
CUT-OFF DATE LTV(2)(3):      64.2%       68.2%
MATURITY DATE LTV(2)(3):     64.2%       68.2%
UNDERWRITTEN DSCR(2)(3):     1.33x       1.25x
MORTGAGE RATE:              5.797%      5.797%

(1)  The $56,000,000 Note B-1 is subordinate to the $394,477,317 Note A-4 and the $485,522,683 Note A-5.The combined Note A-4, Note A-5, and Note B-1 represent a 34.667% pari passu interest in a $2,700,000,000 whole loan. See
     Figure 1.

(2)  All LTV and DSCR calculations in this table reflect (i) 62.8% of the net cash flow and appraised value for Washington Mutual Tower, (ii) the full property net cash flow and appraised value for the other Cash Flow
     Properties (as defined below) and (iii) $339,177,299 of existing secured debt to third parties, with $19,245,124 in annual interest expense on such existing secured debt in both cases on the Cash Flow Properties.
     Additionally, all LTV and DSCR calculations reflect the full property net cash flow and appraised value for Market Square, which does not secure the
     Beacon Seattle & DC Whole Loan by means of a mortgage lien, but secures it through other means, as described herein.

(3)  Assuming the Cash Flow Properties were released, and as a result, the
     Beacon Seattle & DC Portfolio Whole Loan was paid down by $100,000,000, the corresponding LTV would be 71.2% and DSCR would be 1.19x for the Note A-4 and the corresponding LTV would be 75.7% and DSCR would be 1.12x for the
     Beacon Seattle & DC Portfolio Whole Loan. The Beacon Seattle & DC Whole
     Loan is not secured by mortgages on the Cash Flow Properties. Assuming no value is attributed to the Cash Flow Properties, the LTV of the Note A-4
     would be 73.9%.

                              PROPERTY INFORMATION

PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            CBD & Suburban
LOCATION:                     Various
YEAR BUILT/RENOVATED:         Various
NET RENTABLE SQUARE FEET:     9,848,341
CUT-OFF BALANCE PER SF:       $290
OCCUPANCY AS OF 04/01/2007:   96.9% (1)
OWNERSHIP INTEREST:           Fee / Leasehold / Pledge
PROPERTY MANAGEMENT:          19 Properties are managed
                              by affiliates of the sponsor.
                              Washington Mutual Tower is
                              managed by an affiliate of the
                              sponsor's joint venture
                              partner.
UNDERWRITTEN NET CASH FLOW:   $217,631,010(2)
APPRAISED VALUE:              $4,453,034,000(3)

(1)  Occupancy reflects 100% interests in all 20 properties associated with the
     Beacon DC & Seattle Portfolio Loan.

(2)  Underwritten Net Cash Flow reflects a 100% ownership interest in 19 properties and a 62.8% ownership interest in Washington Mutual Tower. The related borrower did not grant a mortgage on and does not have a 100%
     ownership interest in the Market Square property, as more fully set forth in the Property section below. Including approximately $19,245,124 in interest expense to service existing secured debt to third parties on the
     Cash Flow Properties, Underwritten Net Cash Flow would be $198,385,887. If the Cash Flow Properties were released, Underwritten Net Cash Flow would be
     $171,617,524.

(3)  Appraised Value reflects a 62.8% ownership interest in Washington Mutual
     Tower. The appraised value of the Cash Flow Properties, reflecting a 62.8%
     ownership interest in Washington Mutual Tower, is $1,018,684,000. The appraised value of the Market Square property is $529,000,000.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

                                                                                       NET                         ALLOCATED
                                                      YEAR BUILT/YEAR                RENTABLE      OWNERSHIP          LOAN
PROPERTY NAME                            LOCATION        RENOVATED     OCCUPANCY %  AREA (SF)      INTEREST        AMOUNT (1)
------------------------------------  --------------  ---------------  -----------  ---------  ----------------  ------------

Wells Fargo Center .................  Seattle, WA        1983 / NAP        92.8%      944,141         Fee        $310,721,015
Washington Mutual Tower(2)..........  Seattle, WA        1988 / NAP        96.9%    1,079,013      Cash Flow     $235,000,000
City Center Bellevue ...............  Bellevue, WA       1986 / NAP        95.6%      465,765         Fee        $146,015,218
Sunset North .......................  Bellevue, WA       1999 / NAP       100.0%      463,182         Fee        $147,079,871
Plaza Center .......................  Bellevue, WA       1978 / NAP        95.8%      466,948         Fee        $119,714,340
Eastgate Office Park ...............  Bellevue, WA       1985 / NAP       100.0%      251,088         Fee        $ 73,027,325
Lincoln Executive Center ...........  Bellevue, WA       1984 / NAP        96.8%      277,672         Fee        $ 67,428,037
Plaza East .........................  Bellevue, WA       1987 / NAP        91.5%      148,952         Fee        $ 39,668,190
Key Center .........................  Bellevue, WA       2000 / NAP        97.9%      473,988      Leasehold     $158,278,446
Lafayette Center ...................  Washington, DC     1980 / 1993       91.3%      711,495         Fee        $280,831,860
Market Square(3) ...................  Washington, DC     1991 / NAP        95.4%      678,348  Pledge/Cash Flow  $417,186,336
Army and Navy Building .............  Washington, DC     1913 / 1987      100.0%      102,822         Fee        $ 50,078,133
Liberty Place ......................  Washington, DC     1991 / NAP        99.4%      163,936         Fee        $ 69,399,617
Reston Town Center(4) ..............  Reston, VA         1988 / NAP        98.3%      764,103      Cash Flow     $130,000,000
1616 North Fort Myer Drive .........  Arlington, VA      1975 / NAP        97.8%      294,521         Fee        $110,408,482
1300 North Seventeenth Street(4) ...  Arlington, VA      1980 / NAP        99.4%      380,743      Cash Flow     $ 75,000,000
Booz Allen Complex .................  McLean, VA         1983 / 2001       99.5%      731,234         Fee        $236,826,194
Polk & Taylor ......................  Arlington, VA      1970 / 2003      100.0%      904,226         Fee        $330,436,815
American Center ....................  Vienna, VA         1985 / NAP        94.8%      329,695         Fee        $ 83,594,994
11111 Sunset Hills Road ............  Reston, VA         2000 / NAP       100.0%      216,469         Fee        $ 59,305,127

(1)  For the 17 Portfolio Properties, Allocated Loan Amount numbers in this table reflect the entire $2,700,000,000 mortgage amount and the properties'
     corresponding Allocated Loan Amounts. For the Cash Flow Properties, the
     amounts represented are the properties' release amounts, subject to the provisions set forth in the "Release of Parcels" section below.

(2)  Washington Mutual Tower is owned in fee by a joint venture in which an affiliate of the borrower is a 62.8% partner. Washington Mutual Tower is also encumbered by existing secured debt to a third party. The Beacon
     Seattle & DC Portfolio Loan is not secured by a mortgage on the property, but by collateral as described in the "Loan" section. The amount represented in the Allocated Loan Amount column is the property's release amount, which amount would in the event of a release of the property first be applied to the mezzanine loan principal balance, if any, and then to the
     Beacon Seattle & DC Whole Loan loan up to a total of $100,000,000, as described in the "Release of Parcels" section below.

(3)  Market Square is owned in fee by a joint venture in which the borrower represents a 70% partnership interest. Market Square is also encumbered by existing secured debt to the borrower, which debt has been pledged as collateral for the Beacon Seattle & DC Portfolio Whole Loan. The Beacon
     Seattle & DC Portfolio Whole Loan is not secured by a mortgage on the property. The amount represented in the Allocated Loan Amount column is the property's release amount in connection with a release other than as a result of a sale of the property.

(4)  Reston Town Center and 1300 North Seventeenth Street are owned in fee and are encumbered by existing secured debt to third parties. The Beacon
     Seattle & DC Portfolio Whole Loan is not secured by a mortgage on the properties. The amounts represented in the Allocated Loan Amount column are the properties' release amounts, which amounts would in the event of a release of either property first be applied to the mezzanine loan principal balance, if any, and then to the Beacon Seattle & DC Whole Loan loan up to a total of $100,000,000, as described in the "Release of Parcels" section below.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

                        PERCENTAGE LEASED INFORMATION(1)

PROPERTY                             2000    2001    2002    2003    2004    2005    2006   RENT ROLL(2)
---------------------------------   -----   -----   -----   -----   -----   -----   -----   ------------

Wells Fargo Center ..............    97.4%   97.0%   98.4%   90.6%   83.3%   91.0%   94.7%      92.8%
Washington Mutual Tower .........    99.6%   99.6%   99.4%   98.7%   98.6%   98.1%   98.4%      96.9%
City Center Bellevue ............    95.5%   81.9%   75.7%   89.5%   94.5%   96.6%   95.9%      95.6%
Sunset North ....................    99.9%  100.0%  100.0%   98.1%   88.0%   98.0%  100.0%     100.0%
Plaza Center ....................    95.9%   87.9%   86.7%   81.7%   84.8%   87.6%   90.2%      95.8%
Eastgate Office Park ............    99.0%   97.6%   95.4%   76.5%   90.6%   92.6%   96.1%     100.0%
Lincoln Executive Center ........    95.7%   88.0%   86.9%   83.9%   86.1%   89.0%   90.6%      96.8%
Plaza East ......................    97.6%   79.2%   54.2%   71.2%   70.4%   89.0%   98.6%      91.5%
Key Center ......................    96.9%   98.8%   96.5%   99.2%   96.9%   99.5%   98.5%      97.9%
Lafayette Center ................    98.8%   98.0%   92.9%   92.9%   92.3%   98.4%   95.0%      91.3%
Market Square ...................    98.1%   99.0%   99.3%   96.5%   97.5%   92.2%   94.0%      95.4%
Army and Navy Building ..........    93.4%   85.3%   92.4%   92.6%   92.6%   94.3%   91.5%     100.0%
Liberty Place ...................   100.0%  100.0%  100.0%  100.0%   95.9%   95.9%  100.0%      99.4%
Reston Town Center ..............   100.0%   99.4%   92.2%   93.5%   99.2%   99.7%   97.0%      98.3%
1616 North Fort Myer Drive ......   100.0%  100.0%  100.0%   79.6%   93.1%   98.0%  100.0%      97.8%
1300 North Seventeenth Street ...   100.0%   98.5%   94.8%   82.6%   93.5%  100.0%   99.5%      99.4%
Booz Allen Complex ..............   100.0%   99.4%   99.7%   99.9%  100.0%  100.0%  100.0%      99.5%
Polk & Taylor ...................   100.0%   71.5%   81.0%   60.8%   79.7%   99.6%   99.9%     100.0%
American Center .................    96.4%   87.1%   67.5%   67.2%   73.8%   76.0%   92.9%      94.8%
11111 Sunset Hills Road .........   100.0%  100.0%  100.0%   84.9%   79.9%   88.1%  100.0%     100.0%

(1)  Based on CoStar.

(2)  Based on the underwritten rent roll dated April 1, 2007.

                       TOTAL GROSS RENT PSF INFORMATION(1)

PROPERTY                             2000     2001     2002     2003     2004     2005     2006    RENT ROLL(2)
---------------------------------   ------   ------   ------   ------   ------   ------   ------   ------------

Wells Fargo Center ..............   $41.34   $40.40   $30.83   $32.75   $30.23   $27.07   $25.47      $26.31
Washington Mutual Tower .........   $40.53   $41.98   $34.68   $32.56   $31.94   $28.32   $28.73      $31.53
City Center Bellevue ............   $38.06   $34.70   $24.33   $22.88   $24.59   $27.29   $29.36      $24.15
Sunset North ....................   $32.25   $26.80   $23.96   $22.99   $22.26   $24.38   $24.60      $26.36
Plaza Center ....................   $32.45   $32.04   $23.91   $22.08   $23.62   $21.58   $25.76      $22.49
Eastgate Office Park ............   $29.09   $27.11   $22.52   $21.90   $22.72   $21.50   $23.96      $21.55
Lincoln Executive Center ........   $30.25   $28.66   $20.62   $19.60   $21.42   $22.64   $25.17      $22.27
Plaza East ......................   $32.02   $29.97   $19.55   $21.37   $21.37   $22.78   $22.98      $22.17
Key Center ......................   $24.67   $26.26   $29.55   $25.45   $26.69   $29.50   $30.19      $30.28
Lafayette Center ................   $33.09   $38.42   $38.16   $37.49   $37.59   $34.53   $39.91      $42.67
Market Square ...................   $43.80   $41.43   $45.74   $47.52   $53.01   $51.09   $53.20      $54.36
Army and Navy Building ..........   $39.76   $36.92   $39.52   $44.00   $44.73   $45.82   $50.47      $49.66
Liberty Place ...................   $44.33   $45.00   $ 0.00   $ 0.00   $49.00   $47.75   $49.31      $54.27
Reston Town Center ..............   $28.81   $38.14   $30.71   $27.15   $29.79   $36.69   $41.28      $39.49
1616 North Fort Myer Drive ......   $ 0.00   $ 0.00   $27.75   $28.33   $28.83   $34.03   $36.00      $30.48
1300 North Seventeenth Street ...   $27.04   $27.60   $26.74   $29.10   $31.19   $32.00   $29.08      $33.33
Booz Allen Complex ..............   $ 0.00   $24.48   $21.68   $19.84   $42.50   $42.50   $ 0.00      $32.79
Polk & Taylor ...................   $ 0.00   $ 0.00   $ 0.00   $30.78   $30.78   $30.78   $30.00      $30.04
American Center .................   $32.54   $33.06   $26.11   $24.77   $24.29   $27.66   $32.66      $28.81
11111 Sunset Hills Road .........   $27.91   $ 0.00   $23.00   $23.00   $23.00   $26.38   $30.70      $26.73

(1)  Based on CoStar.

(2)  Based on the underwritten rent roll dated April 1, 2007.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                         BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

                              NET OPERATING INCOME

PROPERTY                                   2001          2002          2003          2004          2005
------------------------------------   -----------   -----------   -----------   -----------   -----------

Washington Mutual Tower(1) .........   $15,653,359   $15,708,846   $16,537,073   $16,488,332   $16,274,293
Market Square(2) ...................   $22,391,620   $24,703,280   $23,708,640   $23,025,123   $20,808,432
Reston Town Center(3) ..............   $18,269,923   $19,016,596   $16,708,954   $19,786,226   $20,712,822
1300 North Seventeenth Street(4) ...   $ 7,544,643   $ 7,042,444   $ 6,893,756   $ 6,638,448   $ 8,580,337

(1)  Represents a 62.8% interest in the Washington Mutual Tower property (in which an affiliate of the borrower is a 62.8% partner), prior to payment of approximately $3,605,875 of annual debt service ($2,264,490 based on a
     62.8% pro rata portion) on approximately $79,250,000 of existing secured debt to third parties ($49,769,000 based on a 62.8% pro rata portion).

(2)  Represents a 100% interest in the Market Square property, prior to payment of debt service on existing secured debt to the borrower, and prior to disbursement of 70% of cash flows after debt service to the borrower, and
     30% to a non-affiliate, as described in the "Market Square Joint Venture"
     section below.

(3)  Represents the Net Operating Income of the Reston Town Center property prior to payment of approximately $12,226,005 of annual debt service on approximately $211,250,000 of existing secured debt to third parties.

(4)  Represents the Net Operating Income of the 1300 North Seventeenth Street
     property prior to payment of approximately $4,754,630 of annual debt service on approximately $78,158,299 of existing secured debt to third parties.

                              NET OPERATING INCOME

PROPERTY                                 1Q 2006       1Q 2007       TTM 10/06        2006         TTM 03/07         U/W
------------------------------------   -----------   -----------   ------------   ------------   ------------   ------------

Wells Fargo Center .................   $ 4,226,437   $ 3,823,528   $ 15,474,857   $ 14,736,945   $ 14,334,036   $ 19,770,003
Washington Mutual Tower(1) .........     4,327,781     3,196,469     17,004,496     15,919,520     14,788,209     16,078,102
City Center Bellevue ...............     3,509,664     2,043,796     10,562,260     10,221,829      8,755,961      9,856,098
Sunset North .......................     2,267,063     2,153,086      8,575,097      8,819,911      8,705,934      9,235,154
Plaza Center .......................     1,481,715     1,976,353      6,834,261      6,508,781      7,003,419      9,187,329
Eastgate Office Park ...............       757,101       834,861      2,887,632      3,016,207      3,093,967      4,004,538
Lincoln Executive Center ...........       966,130       922,832      3,183,144      3,523,447      3,480,149      4,360,093
Plaza East .........................       392,372       507,342      2,153,661      2,237,310      2,352,280      2,618,950
Key Center .........................     2,549,048     2,806,179      9,838,198     10,992,380     11,249,511     11,838,738
Lafayette Center ...................     4,266,839     4,040,525     16,104,255     15,594,015     15,367,700     18,268,793
Market Square(2) ...................     4,862,203     6,140,006     19,364,825     18,729,016     20,006,818     26,180,226
Army and Navy Building .............       403,192       675,478      2,900,420      2,495,189      2,767,475      2,578,741
Liberty Place ......................       922,440     1,081,290      4,327,320      4,618,507      4,777,357      5,531,542
Reston Town Center(3) ..............     5,011,711     5,310,612     21,711,497     21,366,057     21,664,959     21,769,534
1616 North Fort Meyer Drive ........     1,608,930       969,419      4,633,934      4,865,953      4,226,442      7,701,606
1300 North Seventeenth Street(4) ...     2,366,966     2,346,056      9,108,594      9,069,143      9,048,233     11,226,415
Booz Allen Complex .................     3,946,806     3,929,315     15,405,541     15,448,290     15,430,798     16,623,006
Polk & Taylor ......................     5,232,204     5,448,565     20,383,775     20,794,628     21,010,989     23,524,092
American Center ....................       642,333     1,280,969      3,739,160      3,823,597      4,462,232      7,266,746
11111 Sunset Hills Road ............       674,461       756,493      3,554,775      3,296,475      3,378,506      4,667,430
                                       -----------   -----------   ------------   ------------   ------------   ------------
TOTAL/WEIGHTED AVERAGE .............   $50,415,397   $50,243,174   $197,747,702   $196,077,199   $195,904,976   $232,287,136

(1)  Represents a 62.8% interest in the Washington Mutual Tower property (in which an affiliate of the borrower is a 62.8% partner), prior to payment of approximately $3,605,875 of annual debt service ($2,264,490 based on a
     62.8% pro rata portion) on approximately $79,250,000 of existing secured debt ($49,769,000 based on a 62.8% pro rata portion) to third parties.

(2)  Represents a 100% interest in the Market Square property, prior to payment of debt service on existing secured debt to the borrower, and prior to disbursement of 70% of cash flows after debt service to the borrower, and
     30% to a non-affiliate, as described in the "Market Square Joint Venture"
     section below.

(3)  Represents the Net Operating Income of the Reston Town Center property prior to payment of approximately $12,226,005 of annual debt service on approximately $211,250,000 of existing secured debt to third parties.

(4)  Represents the Net Operating Income of the 1300 North Seventeenth Street
     property prior to payment of approximately $4,754,630 of annual debt service on approximately $78,158,299 of existing secured debt to third parties.

Pursuant to Rule 409 under the Securities Act of 1933, as amended, the Depositor has not included herein selected financial data (as defined in Item 3.01 of
Regulation S-K) for the five most recent fiscal years and most recent interim period, for the borrowers related to the property known as Market Square or the borrowers related to the Cash Flow Properties (the "Non-Provided Information").
The financial information with respect to such borrowers or the related properties set forth in the "Net Operating Income" table herein (other than under "U/W") and under "Market Square Associates" was provided by the Beacon
Seattle & DC Portfolio Borrower. The Beacon Seattle & DC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                         BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

Portfolio Borrower did not own the Beacon Seattle & DC Portfolio Properties
during the foregoing periods. The Beacon Seattle & DC Portfolio Properties (or equity interests in the owners thereof) were acquired by the Beacon Seattle & DC
Portfolio Borrower on April 10, 2007 from EOP Operating Limited Partnership and/or affiliates or subsidiaries thereof (collectively, "EOP/Blackstone"). The
Depositor and its affiliates are not affiliated with the Beacon Seattle & DC
Portfolio Borrower or EOP/Blackstone and the Beacon Seattle & DC Portfolio
Borrower is not affiliated with EOP/Blackstone. The Depositor has requested the
Non-Provided Information from the Beacon Seattle & DC Portfolio Borrower and has requested that the Beacon Seattle & DC Portfolio Borrower request the information from EOP/Blackstone. The Beacon Seattle & DC Portfolio Borrower has
informed the Depositor that the Beacon Seattle & DC Portfolio Borrower does not possess the Non-Provided Information, and that EOP/Blackstone has informed the
Beacon Seattle & DC Portfolio Borrower that either EOP/Blackstone does not possess the Non-Provided Information or the Non-Provided Information has not
been located.

                              FINANCIAL INFORMATION

                                          FULL YEAR      FULL YEAR         TTM
                                        (12/31/2004)   (12/31/2005)   10/31/2006(1)   UNDERWRITTEN
                                        ------------   ------------   -------------   ------------

Effective Gross Income ..............   $290,368,776   $309,548,688   $327,007,471    $354,117,597
Total Expenses ......................   $ 99,953,705   $110,185,456   $119,187,041    $112,306,489
Net Operating Income (NOI) (1)(2) ...   $180,327,374   $189,399,017   $197,747,703    $232,287,136
Cash Flow (CF) (1) ..................   $180,327,374   $189,399,017   $197,747,703    $217,631,011
DSCR on NOI (3)(4) ..................           1.08x          1.14x          1.20x           1.43x
DSCR on CF (3)(4) ...................           1.08x          1.14x          1.20x           1.33x

(1)  All Net Operating Income and Net Cash Flow numbers reflect 100% ownership interest in 19 properties and a 62.8% ownership interest in Washington
     Mutual Tower. The related borrower did not grant a mortgage on, and does not have a 100% ownership interest in the Market Square property, as more fully set forth in the "Additional Information" section below. Including approximately $19,245,124 in interest expense to service existing secured debt to third parties on the Cash Flow Properties, U/W Net Operating Income
     and U/W Net Cash Flow would be $213,010,561 and $198,385,887 respectively.
     If the Cash Flow Properties were released, U/W Net Operating Income and U/W
     Net Cash Flow would be $183,213,085 and $171,617,524 respectively.

(2)  Net Operating Income for the year ended December 31, 2006 and for the trailing-12 month period ended March 31, 2007 was set forth previously in the Net Operating Income tables.

(3)  All DSCR numbers reflect the cash flows attributable to a 62.8% ownership interest in Washington Mutual Tower and take into account the existing debt service required to be paid to third parties with regard to the Cash Flow
     Properties.

(4)  Assuming the Cash Flow Properties were released, and as a result, the
     Beacon Seattle & DC Portfolio Whole Loan was paid down by $100,000,000, the corresponding DSCR would be 1.19x for the Note A-4 and 1.12x for the Beacon
     Seattle & DC Portfolio Whole Loan.

                              TENANT INFORMATION(1)

                                         RATINGS          TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                         FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT           RENT      EXPIRATION
---------------------------------   -----------------   ---------   --------   --------   -----------   -----------   ----------

Booz Allen Hamilton .............       Not Rated         714,237      7.3%     $29.93    $21,376,474       7.6%         Various(2)
GSA -- Department of Defense ....      AAA/Aaa/AAA        554,294      5.6      $32.21     17,854,320       6.4          Various(3)
Polk GSA ........................      AAA/Aaa/AAA        354,909      3.6      $25.24      8,956,668       3.2          Various(4)
Perkins Coie ....................       Not Rated         285,716      2.9      $31.04      8,868,398       3.2          Various(5)
Expedia .........................      NR/Baa3/BBB-       265,713      2.7      $14.94      3,970,211       1.4       09/30/2009
Wells Fargo Bank NA .............       AA/Aa1/AA+        214,662      2.2      $27.30      5,861,101       2.1          Various(6)
Washington Mutual Bank ..........        A/A2/A-          191,758      1.9      $34.26      6,568,730       2.3          Various(7)
Davis Wright Tremaine ...........       Not Rated         169,533      1.7      $26.00      4,407,858       1.6       12/31/2018
XO Communications ...............       Not Rated         167,495      1.7      $25.70      4,304,628       1.5       11/30/2007
Commodity Future ................       Not Rated         161,785      1.6      $43.38      7,018,452       2.5       09/30/2015
                                                        ---------     ----                -----------
TOTAL ...........................                       3,080,102     31.3%               $89,186,840      31.8%

(1)  Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)  For Booz Allen Hamilton, 408,591 SF expire on December 31, 2010, 180,000 SF expire on January 31, 2012 and 125,646 SF expire on June 30, 2014.

(3)  For the GSA -- Department of Defense, 4,977 SF expire on July 31, 2007,
     524,867 SF expire on April 30, 2008 and 24,450 SF expire on November 30,
     2009.

(4)  For the Polk GSA, 41,410 SF expire on May 31, 2009, 60,380 SF expire on
     February 28, 2010, 46,163 SF expire on August 31, 2010, 76,332 SF expire on
     March 31, 2014 and 130,624 SF expire on March 31, 2015.

(5)  For Perkins Coie, 10,546 SF expire on July 31, 2011, 272,046 SF expire on
     December 31, 2011 and 3,124 SF expire on December 31, 2035.

(6)  For Wells Fargo Bank NA, 59,544 SF expire on February 2 4, 2008, 128,421 SF expire on September 29, 2008, 2,515 SF expire on November 30, 2008, 1,913
     SF expire on November 30, 2009, 7,018 SF expire on November 30, 2010,
     15,075 SF expire on March 31, 2011 and 176 SF expire on December 31, 2035.

(7)  For Washington Mutual Bank, 3,569 SF expire on May 31, 2008, 7,086 SF expire on February 28, 2010 and 181,103 SF expire on December 31, 2010.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                         BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

                           LEASE ROLLOVER SCHEDULE(1)

                     NO. OF LEASES    EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION      EXPIRING         SF      TOTAL SF    TOTAL SF     OF TOTAL SF    EXPIRING
------------------   -------------   ---------   --------   ----------   ------------   -----------

2007 .............         115         651,151      6.6%       651,151        6.6%      $17,728,284
2008 .............         152       1,412,975     14.3      2,064,126       21.0%      $43,535,953
2009 .............         163       1,251,256     12.7      3,315,382       33.7%      $32,188,604
2010 .............         187       1,716,954     17.4      5,032,336       51.1%      $46,248,277
2011 .............         132       1,030,943     10.5      6,063,279       61.6%      $32,561,611
2012 .............          75         683,791      6.9      6,747,070       68.5%      $19,902,474
2013 .............          74         719,205      7.3      7,466,275       75.8%      $19,678,430
2014 .............          64         690,402      7.0      8,156,677       82.8%      $21,116,703
2015 .............          57         791,731      8.0      8,948,408       90.9%      $26,840,676
2016 .............          30         358,770      3.6      9,307,178       94.5%      $14,983,237
2017 .............           6          24,067      0.2      9,331,245       94.7%      $   928,371
2018 .............           8         169,533      1.7      9,500,778       96.5%      $ 4,407,858
2035 .............          34          37,696      0.4      9,538,474       96.9%      $     4,800
Vacant ...........          --         309,867      3.1      9,848,341      100.0%      $        --
                         -----       ---------    -----
TOTAL ............       1,209       9,848,341    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                         BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 19.4% of the total net rentable square feet, are:

o    BOOZ ALLEN HAMILTON (not rated) occupies 714,237 square feet (7.3% of total square feet, 7.6% of income under numerous leases expiring between 2010 and
     2014. The leases provide for underwritten base rents ranging from $24.67 per square foot to $36.75 per square foot with a weighted average of $29.93 per square foot. As one of the world's leading management consulting firms,
     Booz Allen Hamilton provides strategy and technology consulting services worldwide. Booz Allen Hamilton provides services to the world's leading corporations, government and other public agencies, emerging growth companies and institutions, specializing in strategy and leadership, organization and change management, operations, innovation, sales and marketing and information technology. Booz Allen Hamilton was founded in
     1914 by Edwin Booz and now has more than 19,000 employees in six continents. In their fiscal year 2006, Booz Allen Hamilton recorded sales of more than $3.7 billion.

o    GSA -- DEPARTMENT OF DEFENSE (rated "AAA" by Fitch, "Aaa" by Moody's and
     "AAA" by S&P) occupies 554,294 square feet (5.6% of total square feet, 6.4%
     of income) under several leases expiring between 2007 and 2009. The leases provide for base rents ranging from $22.00 per square foot to $33.15 per square foot, with a weighted average of $32.21 per square foot. Of the total square footage occupied by GSA -- Department of Defense, 99% is located at the Polk & Taylor Building in Arlington, Virginia due to its
     proximity to the Pentagon.

o    POLK GSA (rated "AAA" by Fitch, "Aaa" by Moody's and "AAA" by S&P) occupies numerous spaces containing 354,909 square feet (3.6% of total square feet and 3.2% of income) under leases expiring between 2009 and 2014. The leases provide for base rents ranging from $22.65 per square foot to $26.65 per square foot, with a weighted average of $25.24 per square foot. All of the space occupied by Polk GSA is located at the Polk & Taylor Building in
     Arlington, Virginia due to its proximity to the Pentagon.

o    PERKINS COIE (not rated) occupies several spaces containing 285,716 square feet (2.9% of square feet, 3.2% of income) under leases expiring between
     2011 and 2035. The leases provide for base rents ranging from $23.85 per square foot to $43.00 per square foot, with a weighted average of $31.04 per square foot. The Perkins Coie law firm was founded in 1912, and now consists of more than 600 lawyers in 15 offices throughout the United
     States and China. Perkins Coie offers a broad range of services, but focuses primarily on litigation, corporate finance, intellectual property, real estate and labor and employment.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The largest loan (the "Beacon Seattle & DC Portfolio Loan") as evidenced by a promissory note in the amount of $394,477,317 (the "Beacon Seattle & DC
     Portfolio Note") is secured by: (i) first mortgages or deeds of trust encumbering (a) fee interests in 15 office properties and (b) a leasehold interest in one office property known as Key Center, located in Bellevue,
     WA; (ii) with respect to one office property known as Market Square, located in Washington, D.C., (a) a pledge of ownership interests in a joint venture that owns the property, (b) a pledge by the related borrower of a mortgage loan and a separate unsecured loan between the underlying property owner (as borrower) and such borrower (as lender thereunder) and (c) a covenant to deposit the related borrowers' cash flow from the property
     (collectively, (i) and (ii) are the "Portfolio Properties"); and (iii) a
     covenant to deposit the related borrowers' cash flows from three additional properties (the "Cash Flow Properties") (together with the Portfolio
     Properties, the "Beacon Seattle & DC Portfolio Properties"). The Trust will not be able to foreclose on and take ownership of the joint venture interest and the related loans described in clauses (ii) (a) and (b) above, but will be entitled to the proceeds in connection with the sale of such assets.

o    The Cash Flow Properties consist of: (i) Washington Mutual Tower, located in Seattle, Washington, which is owned in a joint venture arrangement and with regard to which its respective borrower has agreed to deposit distributions from the joint venture into a designated deposit account;
     (ii) Reston Town Center, located in Reston, Virginia; and (iii) 1300 North
     Seventeenth Street, located in Arlington, Virginia. With regard to Reston
     Town Center and 1300 North Seventeenth Street, the respective borrowers have agreed to deposit distributions from the owners of the properties into designated deposit accounts. The Cash Flow Properties have a combined appraised value of $1,018,684,000 and are currently encumbered by
     $339,177,299 of existing secured debt to third parties.

o    All properties are located in the State of Washington, in Washington, D.C.
     or in Northern Virginia. The Beacon Seattle & DC Portfolio Whole Loan was
     originated on April 10, 2007 by or on behalf of Bear Stearns Commercial
     Mortgage, Inc. and two other lenders.

o    MARKET SQUARE JOINT VENTURE. The property known as Market Square is owned in fee by a joint venture partnership in which the borrower has a 70%
     partnership interest and a non-affiliated party owns a 30% interest. The
     Market Square property is also encumbered by existing debt in favor of the borrower, in the form of: (i) a mortgage loan, referred to as a permanent loan and (ii) a separate unsecured loan, referred to as an optional loan.
     As of December 31, 2006 and December 31, 2005, the balances of the mortgage loan were $154,041,348, and $158,230,992, respectively, and the balances of the unsecured loan were $103,100,945 and $85,141,825, respectively. The
     Beacon Seattle & DC Portfolio Whole Loan is secured by: (a) a pledge of the related borrowers' ownership interests in the joint venture and (b) a pledge by the related borrower of the mortgage loan and unsecured loans.
     With regard to the entity that owns Market Square, total assets were
     $148,088,171 and $140,925,442 as of December 31, 2006 and December 31,
     2005, respectively. For the same time periods: (i) net losses were
     $8,398,185 and $6,622,252, respectively; (ii) total operating revenues were
     $35,474,940 and $33,724,342, respectively; (iii) long term obligations, consisting of the mortgage loan and the unsecured loan, were $257,142,293 and $243,372,817, respectively; and (iv) interest expenses paid to affiliates were $23,713,659 and $21,653,336, respectively. Operating cash flow of the joint venture partnership is distributed in the following order: (i) in payment of any accrued interest under any optional loans;
     (ii) in payment of any principal outstanding under any optional loans;
     (iii) to the borrower, in payment of the aggregate unpaid preferred return that is accrued but unpaid on account of the fiscal year for which the distribution is being made; (iv) to the borrower in payment of the aggregate accrued preferred return; and (v) to the partners in accordance with their respective percentage interests. Sales or refinancing proceeds of the joint venture partnership are to be distributed in the following order: (i) in payment of any accrued interest under any optional loans;
     (ii) in payment of any principal outstanding under any optional loans;
     (iii) to the borrower in payment of the aggregated unpaid preferred return that is accrued but unpaid on account of the fiscal year for which the distribution is being made; (iv) to the borrower in payment of the aggregate accrued preferred return; (v) to the borrower in payment of certain unrecovered capital; (vi) to the 30% joint venture partner in the amount of $5,000,000, subject to certain conditions under the partnership agreement; and (vii) to the partners in accordance with their respective percentage interests (70% in the case of the borrower).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

THE BORROWER:

o    The borrowers are 23 Delaware limited liability companies, each a special purpose entity, and one Washington, D.C. general partnership (collectively, the "Beacon Seattle & DC Portfolio Borrower"). Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Beacon Seattle & DC Portfolio Whole Loan. The sponsors of the Beacon Seattle & DC Portfolio Whole Loan are Beacon Capital
     Partners, LLC and its affiliate Beacon Capital Strategic Partners V, L.P.
     Beacon Capital Partners was founded in 1998 following the merger of its predecessor company, Beacon Properties Corporation, with Equity Office
     Properties Trust in a transaction valued at $4.0 billion. Beacon Capital
     Partners invests in leading office markets in the United States and worldwide, and is headquartered in Boston, Massachusetts. Since its establishment, Beacon Capital Partners has sponsored five investment vehicles representing approximately $6.1 billion of aggregate equity capital, and has invested or committed to invest in over $15.4 billion of real estate and related assets.

THE PROPERTY:

o    The "Beacon Seattle & DC Portfolio Whole Loan" has a Cut-off Date balance of $2,700,000,000 and is secured by: (i) first mortgages or deeds of trust encumbering the Portfolio Properties (other than Market Square); (ii) a pledge of ownership interests in, and a collateral assignment of a first mortgage loan in favor of the borrower secured by, Market Square; and (iii)
     a covenant to deposit the related borrowers' cash flows from the Cash Flow
     Properties.

o    The 20 properties contain a total of 9,848,341 square feet of office space.
     As of April 1, 2007, the occupancy rate for the portfolio was approximately
     96.9%.

o    The Cash Flow Properties consist of the Washington Mutual Tower located in
     Seattle, Washington; Reston Town Center located in Reston, Virginia; and
     1300 North Seventeenth Street, located in Arlington, Virginia. With respect to the Washington Mutual Tower, the related borrower has agreed to deposit distributions from the joint venture owning the property into a designated deposit account, and with respect to Reston Town Center and 1300 North
     Seventeenth Street the related borrowers have agreed to deposit distributions from the owner of the related property to such account. The
     Beacon Seattle & DC Portfolio Whole Loan is not secured by mortgages on the
     Cash Flow Properties. The Cash Flow Properties are otherwise directly encumbered by existing secured debt to third parties.

PROPERTY MANAGEMENT:

o    The Beacon Seattle & DC Portfolio Properties are managed by four entities.
     Three of these entities, managing 19 properties, are affiliates of the sponsors. Washington Mutual Tower is managed by an affiliate of Wright
     Runstad & Company, the developer of the property and the other joint venture partner. Wright Runstad & Company was founded in 1972 and is headquartered at Washington Mutual Tower. It manages over 4.4 million square feet of space at 17 properties located primarily in the Pacific
     Northwest.

CURRENT PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The combined Note A-4, Note A-5, and Note B-1 represent a 34.667% pari passu interest in the $2,700,000,000 Beacon Seattle & DC Portfolio Whole
     Loan. The pari passu interests in the Beacon Seattle & DC Portfolio Whole
     Loan are governed by an intercreditor and servicing agreement, and will be serviced pursuant to the terms of the pooling and servicing agreement of the Morgan Stanley Capital I Inc. Series 2007-IQ14 transaction. In addition, the Cash Flow Properties are currently encumbered by $339,177,299 of existing secured debt to third parties.

o    Mezzanine loans with the aggregate original principal balance of
     $205,000,000 were originated on April 10, 2007. The mezzanine loans are secured by pledges of equity interests in the borrowers and are subject to an intercreditor agreement with the holders of the Beacon Seattle & DC
     Whole Loan.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

RELEASE OF PARCELS:

o    The Beacon Seattle & DC Portfolio Whole Loan permits partial releases of the Portfolio Properties in whole or in part subject to the satisfaction of certain conditions including but not limited to the following. If the debt service coverage ratio for the Beacon Seattle & DC Portfolio Whole Loan
     (based on actual net operating income, with certain adjustments, and calculated based on mortgage debt only) is less than 1.45x, partial releases are permitted subject to payment or defeasance of the greater of
     (i) 90% of net sales proceeds and (ii) 110% of the applicable allocated loan amount, provided that after such release, the debt service coverage ratio is at least equal to the greater of (i) 1.07x and (ii) the debt service coverage ratio immediately prior to such release. If the debt service coverage ratio is equal to or greater than 1.45x, partial releases are permitted subject to payment or defeasance of the greater of (i) 75% of net sales proceeds and (ii) 100% of applicable allocated loan amount, provided that after such release, the debt service coverage ratio is at least equal to the greater of (i) 1.45x and (ii) the debt service coverage ratio immediately prior to such release.

o    The Beacon Seattle & DC Portfolio Whole Loan plus the mezzanine loans
     ("Beacon Seattle & DC Portfolio Indebtedness") permits partial releases of the Cash Flow Properties (a) subject to payment of release amounts of (i)
     $235,000,000 for Washington Mutual Tower, (ii) $130,000,000 for Reston Town
     Center and (iii) $75,000,000 for 1300 North Seventeenth Street and (b)
     provided that after such release, the debt service coverage ratio for the
     Beacon Seattle & DC Portfolio Indebtedness (based on actual net operating income, with certain adjustments, and calculated based on both mortgage and mezzanine debt) is at least equal to 1.07x. These release amounts will first be applied to the mezzanine loan principal balance, if any, and then to the mortgage loan. To the extent that the Beacon Seattle & DC Portfolio
     Whole Loan has been prepaid in the total amount of $100,000,000 pursuant to
     Cash Flow Property releases, any Cash Flow Properties remaining will be released without further prepayment requirements.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          BEACON SEATTLE & DC PORTFOLIO
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                 ONE PARK AVENUE
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                ONE PARK AVENUE
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN SELLER:                       Bank of America
LOAN PURPOSE:                      Acquisition
ORIGINAL NOTE A-1 PRINCIPAL
   BALANCE(1):                     $187,500,000
FIRST PAYMENT DATE:                April 1, 2007
TERM/AMORTIZATION:                 60/0 months
INTEREST ONLY PERIOD:              60 months
MATURITY DATE:                     March 1, 2012
EXPECTED NOTE A-1 MATURITY
   BALANCE(1):                     $187,500,000
BORROWING ENTITY:                  One Park Avenue Partners LLC
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Lockout/Defeasance:
                                   56 payments
                                   Open: 4 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:          Yes
   TI/LC RESERVE:                  $2,819,950
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                    Yes
PARI PASSU DEBT:                   Note A-2 -- $187,500,000
MEZZANINE DEBT(2):                 Note M1 -- $75,400,000
                                   Note M2 -- $32,600,000
LOCKBOX:                           Hard

(1)   The $375,000,000 One Park Avenue Pari Passu Whole Loan has been split into two pari passu notes: the $187,500,000 Note A-1 (included in the
      Trust Fund) and the $187,500,000 Note A-2 (not included in the Trust
      Fund).

(2)  This loan is structured with a $32,600,000 junior mezzanine loan, which was not funded at closing and is to be funded over the first 12 months of the loan term for interest reserves ($18 million), replacement reserves ($10 million) and tenant improvements ($4.6 million) and leasing commissions.
     Any portion of the $32,600,000 junior mezzanine not funded within the first
     12 months will be funded into escrows.

                              FINANCIAL INFORMATION

WHOLE LOAN CUT-OFF DATE BALANCE:   $375,000,000
NOTE A-1 CUT-OFF DATE BALANCE:     $187,500,000
NOTE A-2 CUT-OFF DATE BALANCE:     $187,500,000
CUT-OFF DATE LTV(1):               65.9%
MATURITY DATE LTV(1):              65.9%
UNDERWRITTEN DSCR(1):              1.16x
MORTGAGE RATE(2):                  6.281%

(1)  Calculated based on the aggregate Cut-off Date principal balance of the
     Note A-1 (included in the Trust Fund) and the Note A-2 (not included in the
     Trust Fund).

(2)  Mortgage rate rounded to three decimal places.

                              PROPERTY INFORMATION

PROPERTY TYPE:                     Office
PROPERTY SUB-TYPE:                 Central Business District
LOCATION:                          New York, New York
YEAR BUILT/RENOVATED:              1925/1986
NET RENTABLE SQUARE FEET:          924,501
CUT-OFF BALANCE PER SF(1):         $406
OCCUPANCY AS OF 02/23/2007:        98.0%
OWNERSHIP INTEREST:                Fee
PROPERTY MANAGEMENT:               Murray Hill Properties LLC
UNDERWRITTEN NET CASH FLOW:        $27,591,586
APPRAISED VALUE:                   $569,300,000

(1)  Calculated based on the aggregate Cut-off Date principal balance of the
     Note A-1 (included in the Trust Fund) and the Note A-2 (not included in the
     Trust Fund).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                ONE PARK AVENUE
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                         FULL YEAR      FULL YEAR       ANNUALIZED
                                       (12/31/2004)   (12/31/2005)   (09/30/2006)(1)   UNDERWRITTEN
                                       ------------   ------------   ---------------   ------------

Effective Gross Income .............    $35,190,714    $36,824,135     $43,280,801      $47,313,588
Total Expenses .....................    $15,243,121    $16,627,751     $17,539,229      $17,697,948
Net Operating Income (NOI) .........    $19,947,593    $20,196,384     $25,741,572      $29,615,641
Cash Flow (CF) .....................    $19,947,593    $20,196,384     $25,741,572      $27,591,586
DSCR on NOI ........................           0.84x          0.85x           1.08x            1.24x
DSCR on CF .........................           0.84x          0.85x           1.08x            1.16x

(1)  The Effective Gross Income for the Annualized September 30, 2006 financials includes a one time Lease Buyout Fee totaling $2,983,940.

                             TENANT INFORMATION(1)

                                            RATINGS          TOTAL       % OF                  POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                            FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT           RENT      EXPIRATION
------------------------------------   -----------------   ---------   --------   --------   ------------   -----------   ----------

NYU Hospitals Center(2) ............       Not Rated        163,741      17.7%     $36.52     $ 5,979,259      17.7%      09/30/2013
Segal ..............................       Not Rated        157,947      17.1      $36.21       5,720,000      16.9       12/31/2009
Coty ...............................       Not Rated        100,629      10.9      $38.93       3,917,021      11.6       06/30/2015
American Media Operations(3) .......      NR/ NR/ CCC+       78,058       8.4      $35.54       2,774,095       8.2       05/31/2011
Public Service Mutual Insurance
   Company .........................      NR/ NR/ BBB-       75,180       8.1      $36.59       2,750,502       8.1       12/31/2012
                                                            -------      ----                 -----------      ----
TOTAL ..............................                        575,555      62.3%                $21,140,877      62.5%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  NYU and NYU Hospitals Center combined have five spaces. 60,600 square feet expires on September 30, 2013, 23,141 square feet of NYU space expires on
     January 31, 2015 and 80,000 square feet expires on February 28, 2015.

(3)  Advanstar Comm Inc subleases 33,000 square feet to America Media Operations with an expiration date of April 30, 2010, after which the lease will be direct to America Media Operations at $39 per square foot.

                           LEASE ROLLOVER SCHEDULE(1)

                               NO. OF LEASES   EXPIRING     % OF     CUMULATIVE   CUMULATIVE %     BASE RENT
YEAR OF EXPIRATION                EXPIRING        SF      TOTAL SF    TOTAL SF     OF TOTAL SF     EXPIRING
----------------------------   -------------   --------   --------   ----------   ------------    ----------

2007 .......................         6           16,725      1.8%       16,725         1.8%       $  764,669
2008 .......................         2           10,545      1.1        27,270         2.9%       $  221,367
2009 .......................         7          160,920     17.4       188,190        20.4%       $5,781,244
2010 .......................         5          110,715     12.0       298,905        32.3%       $4,534,432
2011 .......................         3           45,058      4.9       343,963        37.2%       $1,537,255
2012 .......................         9          132,097     14.3       476,060        51.5%       $4,718,724
2013 .......................         1           60,600      6.6       536,660        58.0%       $2,262,804
2014 .......................         3           15,889      1.7       552,549        59.8%       $  688,398
2015 .......................         6          203,770     22.0       756,319        81.8%       $7,633,476
2020 .......................         1           53,494      5.8       809,813        87.6%       $1,765,302
2022 .......................         6           90,956      9.8       900,769        97.4%       $3,385,594
2036 .......................         1            1,000      0.1       901,769        97.5%       $       --
Vacant .....................        --           18,785      2.0       920,554        99.6%       $       --
Management/Storage .........        --            3,947      0.4       924,501       100.0%       $       --
                                   ---          -------    -----
TOTAL ......................        50          924,501    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                ONE PARK AVENUE
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The five largest tenants, representing 62.3% of the total net rentable square feet and 62.5% of total income, are:

o    NYU HOSPITALS CENTER AND NYU (not rated) occupy 163,741 square feet (17.7%
     of square feet, 17.7% of income). NYU Hospitals Center occupies 140,600 square feet under two 16-year leases expiring September 30, 2013 and
     February 28, 2015 with two 5-year renewal options at 3% annual increases with 15 months written notice and one 10-year lease expiring September 30,
     2013. The leases provide for rental rates of $34.17 to $37.34 per square foot, depending on the location, with annual increases of 3%. NYU separately leases 23,141 square feet on the 10th floor under two 10-year leases expiring January 31, 2015. NYU Hospitals Center consistently ranks among the nation's top hospitals in U.S. News & World Report's annual survey of health care providers. The NYU Hospital Center and NYU have administrative offices located at the Mortgaged Property.

o    THE SEGAL COMPANY (not rated) occupies 157,947 square feet (17.1% of square feet, 16.9% of income) under a lease with several expansion amendments expiring December 31, 2009 with one 5-year renewal option at the greater of the fixed rent payable during the preceding 12 months or fair market rental value with 18 months written notice. The lease provides for rate increases of $4.00 per square foot at the end of the first five year period, $4.20 per square foot at the end of the second five year period and $3.50 per square foot at the end of the third five year period. The lease also provides for rental increases of $4.00 per square foot every five years for the expansion space of 50,000 square feet. The Segal Group covers more than
     8 million employees worldwide under its benefits programs. The Segal
     Company is an employee-owned actuarial, benefits, compensation and consulting services firm that does business primarily through its subsidiary, The Segal Company and focuses on employees in the corporate, government, and non-profit sectors offering its services to clients throughout North America, as well as in the Bahamas, Europe, Puerto Rico and the Virgin Islands. Established in 1939, the Segal Group operates through offices across the United States and Canada. The Segal Company is a founding member of the Multinational Group of Actuaries and Consultants and
     is headquartered at One Park Avenue.

o    COTY (not rated) occupies 100,629 square feet (10.9% of square feet, 11.6%
     of income) under one 16-year lease and one 12-year lease expiring June 30,
     2015 with one 5-year renewal option at rates determined by the landlord and written notice given to the tenant within 15 months of the expiration. Coty must provide written notice of his acceptance or dispute within 12 months of expiration. The lease provides for a rental rate of $35.00 per square foot with increases to $36.00 per square foot on the second anniversary,
     $38.00 per square foot on the fifth anniversary, $39.00 per square foot on the seventh anniversary and $40.00 per square foot on the tenth anniversary. The tenant has first right of offer on any available space on the 3rd or 6th floors within one year of the expiration date and within one year of the extension period expiration date. Coty is a leading maker of mass-market fragrances for men and women. Coty products include moderately priced fragrances and colognes sold by mass retailers and prestige brands found in department stores. Coty's brands include Jennifer Lopez, JOOP!,
     Jovan, Rimmel, Stetson and Vivienne Westwood. Coty also offers Calgon bath products, as well as aromatherapy, foot care, and sun care items. German consumer goods giant, Joh. A. Benckiser GmbH, acquired Coty in 1996 to operate its fragrance and cosmetics businesses.

o    AMERICAN MEDIA OPERATIONS, INC. (not rated by Fitch or Moody's, rated
     "CCC+" by S&P) occupies 78,058 square feet (8.4% of square feet, 8.2% of income) under a two 6-year leases expiring April 30, 2010 and May 31, 2011 with no renewal option. The lease provides for rental rates of $35.00 per square foot on 43,467 square feet with rate increase of $4.00 per square foot on the third anniversary and a rental rate of $37.48 per square foot on 33,000 square feet with a rate increase to $39.14 per square foot on May
     1, 2010. American Media Operations, the nation's top publisher of tabloid newspapers and magazines, has revamped its leading gossip publications,
     National Enquirer and Star, to focus on celebrity coverage. Its 16 magazine titles also include Globe, Sun, National Examiner and Weekly World News. In
     addition, American Media Operations publishes a number of fitness magazines, Shape and Men's Fitness, through its Weider Publications subsidiary. American Media Operations also operates Distribution Services, which places the periodicals in supermarkets throughout the United States and Canada. American Media Operations, Inc. reported over $500 million in revenues last year and is headquartered in Boca Raton, Florida.

o    PUBLIC SERVICE MUTUAL INSURANCE COMPANY (not rated by Fitch and Moody's, rated "BBB-" by S&P) now under the Magna Carta Companies umbrella, occupies
     75,180 square feet (8.1% of square feet, 8.1% of income) under two ten-year leases and one 11-year lease expiring December 31, 2012. The Public Service
     Mutual Insurance Company was founded in New York City in 1925 as a mutual insurance carrier for the taxicab industry. On the Public Service Mutual
     Insurance Company's 75th anniversary in 2000, the Public Service Mutual
     Casualty Insurance Corporation (a/k/a PSM Insurance Companies) adopted the trade name of Magna Carta Companies. The Magna Carta Companies umbrella now consists of Public Service Mutual Insurance Company, Paramount Insurance
     Company and Western Select Insurance Company. The Magna Carta Companies
     specializes in insurance underwriting in various business lines, including commercial real estate, restaurants and workers compensation. Headquartered at One Park Avenue, the Magna Carta Companies has offices nationwide including Boston, Chicago, Dallas and Los Angeles.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                ONE PARK AVENUE
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The One Park Avenue Pari Passu Whole Loan is a $375.0 million, five-year fixed rate loan secured by first mortgage on one twenty-story office/retail building containing 924,501 square feet located in New York, New York. The
     One Park Avenue Pari Passu Whole Loan is part of a split loan structure evidenced by two pari passu notes referred to as the One Park Avenue Pari
     Passu Note A-1 (which is included in the Trust Fund and represents the One
     Park Avenue Mortgage Loan) and the One Park Avenue Pari Passu Note A-2
     (which is not included in the Trust Fund). The One Park Avenue Pari Passu
     Note A-1 Mortgage Loan is interest-only for the entire loan term, matures on March 1, 2012 and accrues interest at an annual rate, rounded to three decimal places, of 6.281%.

THE BORROWER:

o    The One Park Avenue Borrower, One Park Avenue Partners LLC, a Delaware
     limited liability company, is a special-purpose, bankruptcy remote, single-member entity with at least two independent directors for which a non-consolidation opinion has been issued by the Borrower's legal counsel.
     Equity ownership in the One Park Avenue Borrower is held indirectly by
     Blackacre Institutional Capital Management, LLC (80%) and Murray Hill
     Properties, LLC (20%). Both will act as the Sponsors. Norman Sturner is the borrower principal.

o    Blackacre Institutional Capital Management, LLC is the real estate investment affiliate of Cerberus Capital Management, L.P. which is one of the largest private equity/hedge funds in the country. Blackacre
     Institutional Capital Management, LLC and Cerberus Capital Management, L.P.
     were founded in 1992 by Steve Feinberg and the combined holdings amounted to over $16 billion in 2005 and generated over $45 billion in annual revenue. Blackacre Institutional Capital Management, LLC currently owns a number of entities including LNR Property Corporation and the Kyo-ya
     Portfolio. Cerberus Capital Management, L.P. is a leading private investment firm that specializes in providing both financial resources and operational expertise to help transform undervalued companies into industry leaders for long-term success and value creation. Cerberus Capital
     Management, L.P. is headquartered in New York City with affiliate and/or advisory offices in Atlanta, Chicago, Los Angeles, London, Baarn,
     Frankfurt, Tokyo, Osaka and Taipei. Cerberus Capital Management, L.P. holds controlling or significant minority interests in companies around the world that generate over $60 billion in annual revenues.

o    Norman Sturner co-founded Murray Hill Properties, LLC in 1972. Murray Hill
     Properties, LLC invests in, develops, leases and manages commercial and residential real estate in the New York Tri-state area. Within the past 24 months, Murray Hill Properties, LLC has acquired seven Manhattan office buildings in excess of $450 million. It manages several million square feet for itself and for third-party owners. The Murray Hill Properties, LLC property and management portfolio includes office, retail, medical, multifamily and industrial real estate.

THE PROPERTY:

o    The One Park Avenue Mortgaged Property consists of a fee simple interest in a twenty-story office/retail building containing a total of 924,501 net rentable square feet covering the entire block on Park Avenue between 32nd
     Street and 33rd Street. The One Park Avenue Mortgaged Property contains
     770,304 square feet of office space with 11 office tenants and 154,197 square feet of retail/storage space with 10 retail tenants. There are six parking spaces located in the rear service area. The building has two cellar levels, a mezzanine level, a roof setback on the 16th floor, seven service entries, six low-rise, six high-rise elevators (two exclusively for
     Equinox), one freight and four service elevators and a loading dock. The
     One Park Avenue Mortgaged Property is 98.0% occupied by 21 tenants. Five tenants, The Segal Company, NYU Hospitals Center, Coty, American Media
     Operations Inc. and Public Service Mutual Insurance Company, represent
     62.3% of the net rentable square feet.

o    The One Park Avenue Mortgaged Property is located in the Murray Hill section of Manhattan, which is bounded by the Garment Center to the west, by Gramercy Park to the south, Kips Bay to the east and Grand Central to the north. Murray Hill is a mixed use area situated along the edge of the
     Midtown business district. Among the brownstones and low-rise pre-war apartment buildings are more modern mid- and high-rise structures, which are both residential and commercial in use.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                 ONE PARK AVENUE
--------------------------------------------------------------------------------

o    Within Murray Hill, Madison Avenue and Park Avenue South are generally commercial in nature, with residential condominium conversions located among Class "A" and "B" office buildings on these avenues. Access to public transportation in this area is excellent. The One Park Avenue Mortgaged
     Property is located directly in front of the IRT local subway line #6 at
     East 33rd Street and Park Avenue. Major transfer stations are located at
     East 14th Street and Union Square and at Grand Central Station and East
     42nd Street. Buses operate in a north/south direction along the avenues and in the east/west directions on East 23rd and East 34th Streets. The largest employers in the area are New York Presbyterian Healthcare System (29,921),
     Citigroup, Inc. (27,144), JPMorgan Chase & Co. (20,257), Verizon
     Communications, Inc. (18,500) and Continuum Health Partners, Inc. (16,108).
     The estimated 2006 average household income is $94,087 in Manhattan.

o    The One Park Avenue Borrower is generally required at its sole cost and expense to keep the One Park Avenue Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The One Park Avenue Mortgaged Property is managed by Murray Hill Properties
     LLC, a sponsor related entity which currently manages over 7.0 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    There is a mezzanine loan of $108,000,000, which is split into two components, a $75,400,000 loan funded at closing and $32,600,000 to be funded for interest reserves, replacement reserves and tenant improvements and leasing commission reserves during the first 12 months of the loan term. Any portion of the $32,600,000 junior mezzanine not funded within the first 12 months will be funded into escrows.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    There will be a $32,600,000 mezzanine loan to be funded for reserves during the first 12 months of the loan term as $18 million for interest reserve,
     $10 million for replacement reserves and $4.6 million for tenant improvements and leasing commissions. Any portion of the $32,600,000 junior mezzanine not funded within the first 12 months will be funded into escrows.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                 ONE PARK AVENUE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       38

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN SELLER:                     Bank of America
LOAN PURPOSE:                    Acquisition
ORIGINAL NOTE A-2 PRINCIPAL
   BALANCE(1):                   $162,500,000
FIRST PAYMENT DATE:              November 1, 2006
TERM/AMORTIZATION:               84/0 months
INTEREST ONLY PERIOD:            84 months
MATURITY DATE:                   October 1, 2013
EXPECTED NOTE A-2 MATURITY
   BALANCE(1):                   $162,500,000
BORROWING ENTITY:                575 Lexington Avenue
                                 Acquisition LLC
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout/Defeasance:
                                 78 payments
                                 Open: 6 payments
UP-FRONT RESERVES:
   TAX RESERVE:                  Yes
   TI/LC RESERVE:                $15,000,000
   OTHER RESERVE(2):             $5,642,764
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                  Yes
   REPLACEMENT RESERVE:          $10,628
PARI PASSU DEBT:                 Note A-1 -- $162,500,000
FUTURE MEZZANINE DEBT:           Yes
LOCKBOX:                         Hard

(1)  The $325,000,000 575 Lexington Avenue Pari Passu Whole Loan has been split into two pari passu notes: the $162,500,000 Note A-1 (not included in the
     Trust Fund) and the $162,500,000 Note A-2 (included in the Trust Fund).

(2)  Represents $1,300,900 to fund tenant improvements relating to that portion of the Property leased to Boies, Schiller & Flexner LLP; $3,902,700 to fund tenant improvements pursuant to the Boies, Schiller Lease; and $439,164 which shall be held as additional collateral for the Loan representing the aggregate rent that would otherwise be payable during the free rent period by the tenant under the Boies, Schiller Lease.

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:            $325,000,000
NOTE A-1 CUT-OFF DATE BALANCE:   $162,500,000
NOTE A-2 CUT-OFF DATE BALANCE:   $162,500,000
CUT-OFF DATE LTV(1):             74.9%
MATURITY DATE LTV(1):            74.9%
UNDERWRITTEN DSCR(1):            1.08x
MORTGAGE RATE(2):                5.728%

(1)  Calculated based on the aggregate Cut-off Date principal balance of the
     Note A-1 (not included in the Trust Fund) and the Note A-2 (included in the
     Trust Fund).

(2)  The interest rate is rounded to three decimal places.

                              PROPERTY INFORMATION

PROPERTY TYPE:                   Office
PROPERTY SUB-TYPE:               Central Business District
LOCATION:                        New York, New York
YEAR BUILT/RENOVATED:            1958/1990
NET RENTABLE SQUARE FEET:        637,685
CUT-OFF BALANCE PER SF(1):       $510
OCCUPANCY AS OF 02/28/2007:      92.0%
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             Silverstein Properties, Inc.
UNDERWRITTEN NET CASH FLOW:      $20,469,245
APPRAISED VALUE:                 $434,200,000

(1)  Calculated based on the aggregate Cut-off Date principal balance of the
     Note A-1 (not included in the Trust Fund) and the Note A-2 (included in the
     Trust Fund).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR      FULL YEAR
                                 (12/31/2003)   (12/31/2004)   (12/31/2005)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......   $18,304,373    $20,692,087    $21,735,921    $35,065,700
Total Expenses ...............   $10,857,834    $11,919,669    $11,939,439    $13,505,289
Net Operating Income (NOI) ...   $ 7,446,539    $ 8,772,418    $ 9,796,482    $21,560,411
Cash Flow (CF) ...............   $ 5,955,092    $ 8,292,853    $ 8,836,917    $20,469,245
DSCR on NOI ..................          0.39x          0.46x          0.52x          1.14x
DSCR on CF ...................          0.32x          0.44x          0.47x          1.08x

                          OFFICE TENANT INFORMATION(1)

                                          RATINGS          TOTAL       % OF                 POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                          FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
----------------------------------   -----------------   ---------   --------   --------   ----------   -----------   ----------

Cornell University ...............       Not Rated        106,055      16.6%     $35.93    $3,810,622      16.6%      03/31/2018
Boies, Schiller, & Flexner(2) ....       Not Rated         65,045      10.2      $29.76     1,935,528       8.4       06/30/2019
Palestrini Post Production .......       Not Rated         41,585       6.5      $33.89     1,409,258       6.1       05/31/2008
Regent Business Centers ..........       Not Rated         34,333       5.4      $30.00     1,029,990       4.5       12/31/2009
                                                          -------      ----                ----------      ----
TOTAL ............................                        247,018      38.7%               $8,185,398      35.6%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  The base rent increases to $39.50 per square foot, $42.00 per square foot and $44.50 per square foot on January 1, 2008, January 1, 2010 and January
     1, 2014, respectively.

                           LEASE ROLLOVER SCHEDULE(1)

                     NO. OF LEASES   EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION      EXPIRING        SF      TOTAL SF    TOTAL SF     OF TOTAL SF    EXPIRING
------------------   -------------   --------   --------   ----------   ------------   ----------

2007 .............         2           13,039      2.0%       13,039         2.0%      $  400,322
2008 .............        23          102,482     16.1       115,521        18.1%      $3,628,990
2009 .............        11          110,764     17.4       226,285        35.5%      $3,293,645
2010 .............         5           33,982      5.3       260,267        40.8%      $1,462,460
2011 .............         7           39,462      6.2       299,729        47.0%      $2,217,608
2012 .............         2           30,008      4.7       329,737        51.7%      $  980,364
2013 .............         4           33,471      5.2       363,208        57.0%      $1,209,261
2014 .............         1            8,238      1.3       371,446        58.2%      $  288,330
2015 .............         2           41,780      6.6       413,226        64.8%      $1,588,820
2016 .............         3           20,400      3.2       433,626        68.0%      $  751,396
2018 .............         7           86,315     13.5       519,941        81.5%      $3,155,452
2019 .............         1           65,045     10.2       584,986        91.7%      $1,935,528
2020 .............         1            9,425      1.5       594,411        93.2%      $  329,875
MTM ..............         7            7,397      1.2       601,808        94.4%      $  469,007
Vacant ...........        --           35,877      5.6       637,685       100.0%      $       --
                         ---          -------    -----
TOTAL ............        76          637,685    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 38.7% of the total net rentable square feet, are:

o    CORNELL UNIVERSITY (not rated) occupies a total of 106,055 square feet
     (16.6% of square feet, 16.6% of income) under nine leases of various terms ranging from eight to 16 years and expiring from April 30, 2009 to March
     31, 2018. The current blended rental rate per square foot of $35.93 increases on April 1, 2008 and every five years thereafter for all leases except for 19,740 square feet, which expires April 30, 2009. There are two
     5-year options to renew the leases on 86,315 square feet and one 5-year option to renew the leases on 19,740 square feet with the rental rates per square foot determined at 95% of the then fair market. Founded in 1898, and affiliated with what is now New York-Presbyterian Hospital since 1927,
     Weill Medical College of Cornell University is a clinical and medical research center. In addition to offering degrees in medicine, Weill Cornell also has PhD programs in biomedical research and education at the Weill
     Graduate School of Medical Sciences, and with neighboring Rockefeller
     University and the Sloan-Kettering Institute, has established a joint
     MD-PhD program for students. The Joan and Sanford I. Weill Medical College and Graduate School of Medical Sciences of Cornell University are
     accredited by the Liaison Committee for Medical Education of the American
     Medical Association and the Association of American Medical Colleges.

o    BOIES, SCHILLER & FLEXNER (not rated) occupies 65,045 square feet (10.2% of square feet, 8.4% of income) under a 14-year lease expiring on June 30,
     2019. The current base rental rate per square foot of $29.76 increases to
     $39.50 on January 1, 2008, $42.00 on January 1, 2010 and $44.50 on January
     1, 2014. There is one five-year option to renew the lease with the rental rates per square foot determined at the then fair market. Boies, Schiller &
     Flexner is a private law firm specializing in complex commercial litigation, including antitrust, securities and class actions, and international arbitration. Boies, Schiller & Flexner also represents corporate clients and financial institutions in mergers and acquisitions, corporate finance, commercial banking, and project finance and private fund transactions. Boies, Schiller & Flexner has 195 attorneys located in 12 offices nationwide.

o    PALESTRINI POST PRODUCTION (doing business as The Blue Rock Editing Co.)
     (not rated) occupies a total of 41,585 square feet (6.5% of square feet,
     6.1% of income) under ten leases of various terms ranging from five to 14 years, all expiring on May 31, 2008. The current blended rental rate per square foot of $33.89 is constant during the remaining lease terms. There are no options to renew the leases. Blue Rock Editing Co. is a commercial editing company specializing in post production services for the advertising, film, and music video industries. Blue Rock Editing Co. has been an industry leader known for its creative diversity and innovative integration of technology for more than 20 years.

o    REGENT BUSINESS CENTERS (not rated) occupies a total of 34,333 square feet
     (5.4% of square feet, 4.5% of income) under two leases of various terms, both expiring on December 31, 2009. The current rental rate per square foot of $30.00 is constant during the remaining lease terms. There are no options to renew the leases. Regent Business Centers is a provider of business facilities and services for corporations requiring flexible, cost-effective office space. Lease terms are flexible, allowing companies the ability to expand and contract space as necessary. Regent Business
     Centers services, such as secretarial service, conference rooms, catering and state-of-the-art business equipment. Regent Business Centers operates
     12 business centers located in New York, Georgia, Colorado and California.
     Additionally, through Regent Business Centers' association with The
     Alliance Business Centers Network, Regent Business Centers provides access to more than 475 offices worldwide.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The 575 Lexington Avenue Pari Passu Whole Loan is a $325.0 million, seven-year fixed rate loan secured by a first mortgage on a central business district office building located in New York, New York County, New
     York. The 575 Lexington Avenue Pari Passu Whole Loan is part of a split loan structure evidenced by two pari passu promissory notes referred to as the 575 Lexington Avenue Pari Passu Note A-1 (which is not included in the
     Trust Fund) and the 575 Lexington Avenue Pari Passu Note A-2 (which is included in the Trust Fund and secures the 575 Lexington Avenue Mortgage
     Loan). The 575 Lexington Avenue Pari Passu Whole Loan is interest only for the entire loan term, matures on October 1, 2013 and accrues interest at an annual rate, rounded to three decimal places, of 5.728%.

THE BORROWER:

o    The 575 Lexington Avenue Borrower is 575 Lexington Avenue Acquisition LLC,
     a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the 575 Lexington
     Avenue Borrower's legal counsel has delivered a non-consolidation opinion.
     Equity ownership is held 97.0% by California State Teachers' Retirement
     System, a public entity, and 3.0% by Silverstein Metro Fund LLC, a Delaware limited liability company.

o    California State Teachers' Retirement System is the second largest public pension plan and the largest teachers' retirement fund in the United
     States. California State Teachers' Retirement System had a total membership of approximately 775,917 and assets of approximately $156.1 billion as of
     November 2006. The primary responsibility of the California State Teachers'
     Retirement System is to provide retirement related benefits and services to teachers in public schools from kindergarten through community college.

o    Silverstein Properties is one of the New York metropolitan area's most active real estate development, ownership and management organizations.
     Silverstein Properties has consummated in excess of $8 billion in transactions, developed and/or improved more than 20 million square feet of real estate, and owns, manages and leases over 7 million square feet of office and residential space in Manhattan.

THE PROPERTY:

o    The 575 Lexington Avenue Mortgaged Property consists of a fee simple interest in a central business district office building built in 1958. The
     34-story Class "A" improvements contain 637,685 square feet and are situated on 0.86 acres. The major tenants are Cornell University, Boies,
     Schiller, & Flexner, Palestrini Post Production, and Regent Business
     Centers, which together occupy 38.7% of the total square feet and contribute 35.6% of the gross potential rental income. The 575 Lexington
     Avenue Mortgaged Property is currently occupied by approximately 30 additional office tenants located on floors three to 34, 20 retail tenants located on the ground level and the New York Sports Club located on the second floor. Additional improvements include a basement-level parking garage containing 230 spaces.

o    The 575 Lexington Avenue Mortgaged Property is located on the northeast corner of Lexington Avenue and East 51st Street in the Midtown office district. The neighborhood includes some of Manhattan's attractions, including Radio City Music Hall, Rockefeller Center, St. Patrick's
     Cathedral and Grand Central Station. Land uses in the immediate area consist of Class "A" office buildings, upscale retail, restaurants, hotels and mid-to high-rise residential buildings.

o    The 575 Lexington Avenue Borrower is generally required at its sole cost and expense to keep the 575 Lexington Avenue Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    The 575 Lexington Avenue Mortgaged Property is managed by Silverstein
     Properties, Inc. Silverstein Properties, Inc. currently manages over 7 million square feet of office and residential space in Manhattan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The 575 Lexington Avenue Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing;
     (b) a permitted mezzanine lender originates such mezzanine financing; (c)
     the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the 575 Lexington Avenue Mortgage Loan, results in a loan-to-value ratio no greater than 80% and a debt service coverage ratio of at least 1.25x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the
     575 Lexington Avenue Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              575 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       45

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                HOWARD CROSSING
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                 HOWARD CROSSING
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN SELLER:                  Bank of America
LOAN PURPOSE:                 Acquisition
ORIGINAL PRINCIPAL BALANCE:   $153,000,000
FIRST PAYMENT DATE:           February 1, 2007
TERM/AMORTIZATION:            72/0 months
INTEREST ONLY PERIOD:         72 months
MATURITY DATE:                January 1, 2013
EXPECTED MATURITY BALANCE:    $153,000,000
BORROWING ENTITY:             HC Magazine Portfolio
                              Holdings, L.L.C.
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              GRTR 1% PPMT or Yield
                              Maintenance: 29 payments
                              GRTR 1% PPMT or Yield
                              Maintenance or
                              Defeasance: 34 payments
                              Open: 9 payments
UP-FRONT RESERVES:
   TAX RESERVE:               Yes
   IMMEDIATE REPAIR:          $1,007,481
ONGOING MONTHLY RESERVES:
   TAX RESERVE:               Yes
FUTURE MEZZANINE DEBT:        Yes

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:         $153,000,000
CUT-OFF DATE LTV:             78.3%
MATURITY DATE LTV:            78.3%
UNDERWRITTEN DSCR:            1.24x
MORTGAGE RATE:                5.699%

                              PROPERTY INFORMATION

PROPERTY TYPE:                Multifamily
PROPERTY SUB-TYPE:            Garden
LOCATION:                     Ellicott City, Maryland
YEAR BUILT/RENOVATED:         1968/2005
UNITS:                        1,350
CUT-OFF BALANCE PER UNIT:     $113,333
OCCUPANCY AS OF 01/19/2007:   90.7%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Hirschfeld Management, Inc.
UNDERWRITTEN NET CASH FLOW:   $10,990,913
APPRAISED VALUE:              $195,500,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                 HOWARD CROSSING
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR    TRAILING TWELVE
                                 (12/31/2004)   (12/31/2005)    (08/31/2006)     UNDERWRITTEN
                                 ------------   ------------   ---------------   ------------

Effective Gross Income .......    $13,074,776    $13,982,755     $13,918,574      $16,224,038
Total Expenses ...............    $ 3,802,831    $ 4,483,226     $ 4,713,460      $ 4,895,625
Net Operating Income (NOI) ...    $ 9,271,945    $ 9,499,529     $ 9,205,114      $11,328,413
Cash Flow (CF) ...............    $ 9,271,945    $ 9,499,529     $ 9,205,114      $10,990,913
DSCR on NOI ..................           1.05x          1.07x           1.04x            1.28x
DSCR on CF ...................           1.05x          1.07x           1.04x            1.24x

                             OPERATIONAL STATISTICS

                                 1 BEDROOM   2 BEDROOM
                                 ---------   ---------
Number of Units ..............      680           670
Average Rent .................     $937        $1,129
Average Unit Size (SF) .......      773           993

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                 HOWARD CROSSING
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Howard Crossing Mortgage Loan is a $153.0 million, six-year fixed rate loan secured by a first mortgage on 42 three-story garden style apartment buildings located in Ellicott City, Maryland. The Howard Crossing Mortgage
     Loan is structured as an "Indemnity Deed of Trust", which is specific to the State of Maryland, whereby the owner of the Howard Crossing Borrower owns the Howard Crossing Mortgaged Property and therefore the owner executed the related loan agreement and security agreement. The Howard
     Crossing Mortgage Loan is interest only for the entire loan term, matures on January 1, 2013 and accrues interest at an annual rate of 5.699%.

THE BORROWER:

o    The Howard Crossing Borrower is HC Magazine Portfolio Holdings, L.L.C., a
     Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Howard
     Crossing Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Star/Hirsch HC Subsidiary
     Holdings, L.L.C. Equity ownership of Star/Hirsch HC Subsidiary Holdings,
     L.L.C is held 100% by Star/Hirsch Portfolio, L.L.C. The guarantors, collectively and individually, are Star/Hirsch Howard Crossing, L.L.C.,
     Star/Hirsch HC Subsidiary Holdings, L.L.C. and Star/Hirsch Portfolio,
     L.L.C., all Delaware Limited liability companies. Ultimate ownership is held by Starwood Capital Group (95%) and Hirschfeld Properties (5%).
     Hirschfeld Properties is a fully diversified real estate developer engaged in the acquisition, development, leasing, management, and ownership of multi-family, retail, office and hotel properties throughout the United
     States. Hirschfeld Properties has been in business for over 40 years and currently owns 40 properties.

o    Starwood Capital Group Global, LLC, the borrower sponsor, is a real estate investment company specializing in commercial and residential land development, multifamily units, hotels, offices, retail locations, mixed use and industrial facilities, health clubs, golf courses and Mezzanine debt. Based in Greenwich, Connecticut, Starwood Capital Group Global, LLC
     has completed over 300 transactions representing assets in excess of $15.9 billion. Public companies created by Starwood have gone on to acquire an additional $20 billion in assets. Starwood Capital Group Global, LLC is controlled by Starwood Capital Group, LLC, which has investments in more than 22 million square feet of office and retail space, about 950 hotels,
     1,450 senior housing units, 3.3 million square feet of industrial space,
     20,000 acres of residential land, and 260 golf courses. Starwood Capital
     Group has investments in the United States, Europe, Japan and Thailand.

THE PROPERTY:

o    The Howard Crossing Mortgaged Property consists of a fee simple interest in
     42 three-story garden style apartment buildings containing 1,350 units constructed between 1968 and 1975. The improvements contain 1,190,931 net rentable square feet and are situated on 97.264 acres. The apartment unit mix consists of 680 one bedroom/one bath units, 624 two bedroom/one bath units and 46 two bedroom/two bath units.

o    Unit amenities include a standard kitchen package consisting of a frost-free refrigerator with ice maker, gas range/oven with vent hood, microwave, dishwasher, disposal, washer/dryer, walk-in closets and a patio/balcony. The Howard Crossing Mortgaged Property amenities include a clubhouse with community room, 24-hour fitness center, two outdoor swimming pools with a sundeck, business center, tennis courts, basketball court, a children's playground, car wash area and high speed Internet access. The
     Howard Crossing Mortgaged Property has undergone an extensive $18.5 million renovation since 2005 which included new kitchens, baths, HVAC units, washer/dryers, windows, sliding doors, new plumbing and a new clubhouse. An additional $1.0 million capital expenditure is planned for final exterior and entrance improvements.

o    The Howard Crossing Mortgaged Property is located in a neighborhood with a mix of well-established and planned residential communities comprising single family detached, townhouse and multi-family apartment complexes. A grocery-anchored neighborhood shopping center (Normandy Shopping Center) is located within walking distance, just east of the Howard Crossing Mortgaged
     Property. A single-family residential development, fronting Rogers Avenue, is located north of the Howard Crossing Mortgaged Property. Direct access to the Howard Crossing Mortgaged Property is provided via Rogers Avenue
     (Maryland Route 99), which is a two-lane connector roadway that intersects
     U.S. Route 40 about one-half mile south of the Howard Crossing Mortgaged
     Property. The Howard Crossing Mortgaged Property's main entrance and roadway known as Town & Country Boulevard, is accessible by a curb cut along the west side of Rogers Avenue. Metro Transit Authority buses provide public transportation throughout Ellicott City, with a bus stop fronting the Howard Crossing Mortgaged Property along Town & Country Boulevard.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                 HOWARD CROSSING
--------------------------------------------------------------------------------

o    The Howard Crossing Borrower is generally required at its sole cost and expense to keep the Howard Crossing Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Hirschfeld Management, Inc. manages the Howard Crossing Mortgaged Property.
     Hirschfeld Management, Inc., a Borrower related entity, has over 40 years experience and currently manages 3,194 units located in the Baltimore
     Metropolitan Statistical Area and Columbia/Howard County submarket.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Howard Crossing Borrower is permitted, on a one-time basis, to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Howard
     Crossing Mortgage Loan, results in a minimum debt service coverage ratio
     (as calculated by the mortgagee on a trailing 12-month basis) less than
     1.10x; (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Howard Crossing Mortgage
     Loan; and (f) the loan-to-value ratio, giving effect to the Howard Crossing
     Mortgage Loan and the mezzanine loan, must not exceed 80%.

COLLATERAL RELEASE:

o    The lender acknowledged that a to be defined portion of the Howard Crossing
     Mortgaged Property upon which a single story building currently sits and is adjacent to the clubhouse at the Howard Crossing Mortgaged Property is contemplated for release during the term of the Howard Crossing Mortgage
     Loan upon the satisfaction of certain conditions including, without limitation: (i) receipt of a separate tax parcel number for the release parcel (or escrow of the taxes on the entire parcel); (ii) subdivision approvals; (iii) entering into satisfactory access easements for the Howard
     Crossing Mortgaged Property, if required; and (iv) the payment of a release price equal to $1,600,000 together with the applicable prepayment premium.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                 HOWARD CROSSING
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                MALL OF ACADIANA
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                MALL OF ACADIANA
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN SELLER:                  Bank of America
LOAN PURPOSE:                 Refinance
ORIGINAL PRINCIPAL BALANCE:   $150,400,000
FIRST PAYMENT DATE:           May 1, 2007
TERM/AMORTIZATION:            120/360 months
MATURITY DATE:                April 1, 2017
EXPECTED MATURITY BALANCE:    $124,998,329
BORROWING ENTITY:             Acadiana Mall CMBS, LLC
INTEREST CALCULATION:         30/360
CALL PROTECTION:              Lockout: 24 payments
                              GRTR 1% PPMT or Yield Maintenance: 2 payments
                              GRTR 1% PPMT or Yield Maintenance or Defeasance:
                              90 payments
                              Open: 4 payments
LOCKBOX:                      Hard

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:         $150,080,095
CUT-OFF DATE LTV:             79.8%
MATURITY DATE LTV:            66.5%
UNDERWRITTEN DSCR:            1.10x
MORTGAGE RATE:                5.665%

                              PROPERTY INFORMATION

PROPERTY TYPE:                Retail
PROPERTY SUB-TYPE:            Anchored
LOCATION:                     Lafayette, Louisiana
YEAR BUILT/RENOVATED:         1978/2004
NET RENTABLE SQUARE FEET:     305,149
CUT-OFF BALANCE PER SF:       $492
OCCUPANCY AS OF 03/02/2007:   96.7%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          CBL & Associates Management, Inc.
UNDERWRITTEN NET CASH FLOW:   $11,506,923
APPRAISED VALUE:              $188,000,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                MALL OF ACADIANA
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   5 MONTHS
                                  ANNUALIZED      FULL YEAR
                                 (12/31/2005)   (12/31/2006)   UNDERWRITTEN
                                 ------------   ------------   ------------
Effective Gross Income .......   $14,757,242    $16,923,497    $16,788,754
Total Expenses ...............   $ 4,315,615    $ 4,172,600    $ 4,870,932
Net Operating Income (NOI) ...   $10,441,627    $12,750,897    $11,917,822
Cash Flow (CF) ...............   $10,441,627    $12,750,897    $11,506,923
DSCR on NOI ..................          1.00x          1.22x          1.14x
DSCR on CF ...................          1.00x          1.22x          1.10x

                              TENANT INFORMATION(1)

                                                                                                  %
                                 RATINGS          TOTAL       % OF                 POTENTIAL   POTENTIAL    SALES     LEASE
TOP TENANTS                 FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT        RENT      PSF(2)   EXPIRATION
-------------------------   -----------------   ---------   --------   --------   ----------   ---------   ------   ----------

Express(3) ..............     NR/ Baa2/ BBB      17,211        5.6%     $21.58    $  371,390      3.6%       NAV       MTM
Abercrombie & Fitch .....       Not Rated        12,502        4.1      $25.00       312,550      3.0       $256    12/31/2011
Limited(4) ..............     NR/ Baa2/ BBB      11,506        3.8      $22.14       254,739      2.4       $352    01/31/2008
Gap(5) ..................     BB+/ Ba1/ BB+      11,130        3.6      $25.24       280,952      2.7       $451    10/31/2007
                                                 ------       ----                ----------     ----
TOTAL ...................                        52,349       17.2%               $1,219,631     11.7%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Sales based on trailing 12 months as of September 30, 2006.

(3)  Express has two separate leases, one of 10,416 square feet (Express) and one of 6,795 square feet (Express Men).

(4)  Limited has two separate leases, one of 7,989 square feet (Limited) and one of 3,517 square feet (Limited Too).

(5)  Gap has three separate leases with two different lease expiration dates.
     5,988 square feet (Gap) expire October 31, 2010, and 3,352 square feet
     (Gap/Gap Kids) and 1,790 square feet (Gap/Baby Gap) expire on October 31,
     2007.

                           LEASE ROLLOVER SCHEDULE(1)

                      NO. OF LEASES   EXPIRING    % OF      CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION       EXPIRING        SF      TOTAL SF    TOTAL SF     OF TOTAL SF    EXPIRING
-------------------   -------------   --------   --------   ----------   ------------   ----------

2007 ..............         4           12,795      4.2%       12,795         4.2%      $  331,138
2008 ..............        17           38,012     12.5        50,807        16.6%      $1,395,413
2009 ..............        10           19,270      6.3        70,077        23.0%      $  756,583
2010 ..............        15           43,104     14.1       113,181        37.1%      $1,570,719
2011 ..............        13           38,351     12.6       151,532        49.7%      $1,333,497
2012 ..............         8           18,505      6.1       170,037        55.7%      $  841,176
2013 ..............         3            4,151      1.4       174,188        57.1%      $  223,373
2014 ..............         8           30,137      9.9       204,325        67.0%      $  859,906
2015 ..............         6           19,711      6.5       224,036        73.4%      $  636,417
2016 ..............         9           28,125      9.2       252,161        82.6%      $  941,006
2017 ..............         4           17,119      5.6       269,280        88.2%      $  539,822
MTM ...............         7           23,881      7.8       293,161        96.1%      $  595,483
Vacant ............        --           11,988      3.9       305,149       100.0%      $       --
                          ---          -------    -----
TOTAL .............       104          305,149    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                MALL OF ACADIANA
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 17.2% of the total net rentable square feet, are:

o    EXPRESS AND EXPRESS MEN (Limited Brands, NYSE: "LTD") (not rated by Fitch, rated "Baa2" by Moody's and "BBB" by S&P) occupies 17,211 square feet (5.6%
     of square feet, 3.6% of rental income) on a month-to-month basis. Express occupies 10,416 square feet and Express Men occupies 6,795 square feet. The rental rate per square foot of $21.58 is constant. Express and Express Men are operating divisions of Limited Brands. Limited Brands is a specialty retailer operating in three segments: Victoria's Secret, Bath & Body Works, and Apparel. The Victoria's Secret segment sells women's intimate and other apparel, personal care and beauty products, and accessories through 1,003 stores located in the United States and 323 stores located in Canada. The
     Bath & Body Works segment sells personal care, beauty, and home fragrance products through 1,546 stores located throughout the United States. The
     Apparel segment sells women's and men's apparel through 658 Express stores and 260 Limited Stores located throughout the United States. As of the fiscal year ended February 3, 2007, Limited Brands reported revenue of approximately $10.7 billion, net income of $676.0 million and stockholder equity of $3.0 billion.

o    ABERCROMBIE & FITCH (NYSE: "ANF") (not rated) occupies 12,502 square feet
     (4.1% of square feet, 3.0% of rental income) under a ten-year lease expiring on December 31, 2011. The rental rate per square foot of $25.00 is constant during the lease term. There are no options to renew the lease.
     Abercrombie & Fitch Co., through its subsidiaries, operates as a specialty retailer in the United States and Canada and sells casual apparel for men, women and children under the Abercrombie & Fitch, Abercrombie, Hollister and RUEHL brands. As of March 23, 2007, it operated 950 stores in 49 states, the District of Columbia and Canada. Abercrombie & Fitch was
     founded in 1892 and is headquartered in New Albany, Ohio. According to financial reports dated February 3, 2007, Abercrombie & Fitch reported revenue of approximately $3.3 billion, net income of $422.2 million and stockholder equity of $1.4 billion.

o    LIMITED/LIMITED TOO (Limited Brands, NYSE: "LTD") (not rated by Fitch, rated "Baa2" by Moody's and "BBB" by S&P) occupy a total of 11,506 square feet (3.8% of square feet, 2.4% of rental income) under various lease terms, both expiring on January 31, 2008. Limited occupies 7,989 square feet and Limited Too occupies 3,517 square feet. The blended rental rate per square foot of $22.14 is constant during the lease terms. There are no options to renew the leases. Limited and Limited Too are operating divisions of Limited Brands. Limited Brands is a specialty retailer operating in three segments: Victoria's Secret, Bath & Body Works, and
     Apparel. The Victoria's Secret segment sells women's intimate and other apparel, personal care and beauty products, and accessories through 1,003 stores located in the United States and 323 stores located in Canada. The
     Bath & Body Works segment sells personal care, beauty, and home fragrance products through 1,546 stores located throughout the United States. The
     Apparel segment sells women's and men's apparel through 658 Express stores and 260 Limited stores located throughout the United States. As of the fiscal year ended February 3, 2007, Limited Brands reported revenue of approximately $10.7 billion, net income of $676.0 million and stockholder equity of $3.0 billion.

o    GAP/GAP KIDS/BABY GAP (The Gap, NYSE: "GPS") (rated "BB+" by Fitch and S&P and "Ba1" by Moody's) occupy a total of 11,130 square feet (3.6% of square feet, 2.7% of rental income) under various lease terms expiring from
     October 31, 2007 to October 31, 2010. The Gap occupies 5,988 square feet,
     Gap Kids occupies 3,352 square feet and Baby Gap occupies 1,790 square feet. The blended rental rate per square foot of $25.24 is constant during the lease terms. There are no options to renew the leases. Gap, Gap Kids and Baby Gap are operating divisions of The Gap. The Gap is a global specialty retailer selling casual apparel, accessories and personal care products for men, women and children under The Gap, Old Navy, Banana
     Republic, Piperlime and Forth & Towne brand names. The Gap operates 3,131 stores located in the United States, Canada, the United Kingdom, France,
     Ireland and Japan. As of the fiscal year ended February 3, 2007, The Gap reported revenue of approximately $15.9 billion, net income of $778.0 million and stockholder equity of $5.4 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                MALL OF ACADIANA
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Mall of Acadiana Mortgage Loan is a $150.4 million, ten-year fixed rate loan secured by a first mortgage on a regional mall located in Lafayette,
     Lafayette Parish, Louisiana. The Mall of Acadiana Mortgage Loan matures on
     April 1, 2017 and accrues interest at an annual rate of 5.665%.

THE BORROWER:

o    The Mall of Acadiana Borrower is Acadiana Mall CMBS, LLC, a Delaware
     limited liability company and a single purpose bankruptcy remote entity with at least one independent manager for which the Mall of Acadiana
     Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by CBL & Associates Limited Partnership, a Delaware
     limited partnership, as the sole member and chief manager of the Mall of
     Acadiana Borrower. Equity ownership of CBL & Associates Limited Partnership is held 100% by CBL Holdings I, Inc., a Delaware corporation.

o    The Sponsor of the Mall of Acadiana Mortgage Loan is CBL & Associates
     Properties, Inc. (not rated), a real estate investment trust. CBL &
     Associates Properties, Inc. engages in the ownership, development, acquisition, leasing, management and operation of regional malls and community centers located primarily in the Southeast and Midwest. CBL &
     Associates Properties, Inc. owns controlling interests in 65 regional malls, 26 associated centers and four community centers, and non-controlling interests in six regional malls, two associated centers and
     54 community centers. As of the fiscal year ended December 31, 2006, CBL &
     Associates Properties, Inc. reported revenue of approximately $1.0 billion, net income of $117.5 million and stockholder equity of $1.1 billion.

THE PROPERTY:

o    The Mall of Acadiana Mortgaged Property consists of a fee simple interest in a regional mall built in 1978 and renovated in 2004. The collateral consists of the one-story main mall building. The improvements contain
     305,149 net rentable square feet and are situated on 27.66 acres. There is
     296,518 square feet of mall space, 6,971 square feet of food court space and 1,660 square feet of kiosk space. The Mall of Acadiana Mortgaged
     Property is currently occupied by more than 100 mall tenants ranging in size from 150 (kiosk) to 12,502 square feet. The Mall of Acadiana Mortgaged
     Property tenants over 7,000 square feet include Abercrombie & Fitch,
     Express, Banana Republic, Victoria's Secret, Limited, Finish Line, American
     Eagle Outfitters and New York & Company. The Mall of Acadiana Mortgaged
     Property is anchored by Sears, Dillard's, Macy's and JC Penney, all of which are separately owned and not part of the collateral. Including
     694,407 square feet of non-collateral anchor tenant space, the Mall of
     Acadiana Mortgaged Property contains a total of 999,556 square feet.

o    The Mall of Acadiana Borrower is generally required at its sole cost and expense to keep the Mall of Acadiana Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    CBL & Associates Management, Inc. manages the Mall of Acadiana Mortgaged
     Property. CBL & Associates Management, Inc., founded in 1978 and headquartered in Chattanooga, Tennessee, currently manages 130 retail properties including 79 regional malls located in 27 states and containing a total of approximately 74 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                                MALL OF ACADIANA
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          CONNECTICUT FINANCIAL CENTER
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          CONNECTICUT FINANCIAL CENTER
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN SELLER:                  Bank of America
LOAN PURPOSE:                 Refinance
ORIGINAL PRINCIPAL BALANCE:   $130,400,000
FIRST PAYMENT DATE:           April 1, 2007
TERM/AMORTIZATION:            120/0 months
INTEREST ONLY PERIOD:         120 months
MATURITY DATE:                March 1, 2017
EXPECTED MATURITY BALANCE:    $130,400,000
BORROWING ENTITY:             157 Church, LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/Defeasance:
                              115 payments
                              Open: 5 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:     Yes
   OTHER RESERVE(1):          $100,000
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:     Yes
   TI/LC RESERVE:             $58,333
LOCKBOX:                      Hard

(1)  Ground Lease Escrow

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:         $130,400,000
CUT-OFF DATE LTV:             80.0%
MATURITY DATE LTV:            80.0%
UNDERWRITTEN DSCR:            1.60x
MORTGAGE RATE:                5.603%

                              PROPERTY INFORMATION

PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Central Business District
LOCATION:                     New Haven, Connecticut
YEAR BUILT/RENOVATED:         1990/NAP
NET RENTABLE SQUARE FEET:     466,049
CUT-OFF BALANCE PER SF:       $280
OCCUPANCY AS OF 02/28/2007:   90.6%
OWNERSHIP INTEREST:           Leasehold
PROPERTY MANAGEMENT:          Chase Management, LLC
UNDERWRITTEN NET CASH FLOW:   $11,817,985
APPRAISED VALUE:              $163,000,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          CONNECTICUT FINANCIAL CENTER
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                  FULL YEAR      FULL YEAR     ANNUALIZED
                                (12/31/2004)   (12/31/2005)   (10/31/2006)   UNDERWRITTEN
                                ------------   ------------   ------------   ------------

Effective Gross Income ......    $16,523,302    $16,649,301    $16,766,678    $19,123,399
Total Expenses ..............    $ 6,072,080    $ 6,128,820    $ 6,110,718    $ 6,615,280
Net Operating Income (NOI) ..    $10,451,222    $10,520,481    $10,655,960    $12,508,119
Cash Flow (CF) ..............    $10,451,222    $10,520,481    $10,655,960    $11,817,985
DSCR on NOI .................           1.41x          1.42x          1.44x          1.69x
DSCR on CF ..................           1.41x          1.42x          1.44x          1.60x

                              TENANT INFORMATION(1)

                                     RATINGS          TOTAL       % OF                 POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                     FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-----------------------------   -----------------   ---------   --------   --------   -----------   -----------   ----------

The United Illuminating(2)...      NR/ Baa2/ NR      217,767      46.7%     $37.43    $ 8,151,076       50.3%     06/14/2012
GSA(3) ......................     AAA/ Aaa/ AAA       94,085      20.2      $31.70      2,991,069       18.4      11/19/2012
Bank of America .............      AA/ Aa1/ AA        39,835       8.5      $34.25      1,364,349        8.4      03/31/2016
Withers Bergman LLP .........       Not Rated         35,479       7.6      $28.89      1,024,889        6.3      10/31/2010
                                                     -------      ----                -----------       ----
TOTAL .......................                        387,166      83.1%               $13,531,383       83.5%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  The United Illuminating subleases 63,968 square feet to Yale University and
     6,550 square feet to Wachovia Securities.

(3)  General Services Administration: U.S. Attorneys has 45,370 square feet expiring November 19, 2012. GSA Hearing & App has 8,862 square feet expiring September 30, 2014 and 4,101 square feet expiring on September 29,
     2104. GSA U.S. Bankruptcy has 26,415 square feet expiring September 14,
     2013. GSA Federal Probation has 9,337 square feet expiring December 22,
     2012. Rent PSF is a blended rate, not including $8,400 of income from a rooftop lease.

                           LEASE ROLLOVER SCHEDULE(1)

                     NO. OF LEASES   EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION      EXPIRING        SF      TOTAL SF    TOTAL SF     OF TOTAL SF     EXPIRING
------------------   -------------   --------   --------   ----------   ------------   ----------

2007(2) ..........         3               --       0.0%          --          0.0%     $   47,420
2008(2) ..........         4           20,309       4.4       20,309          4.4%     $  577,537
2010 .............         5           35,479       7.6       55,788         12.0%     $1,024,889
2011(2) ..........         1               --       0.0       55,788         12.0%     $   20,867
2012(2) ..........        22          272,474      58.5      328,262         70.4%     $9,819,481
2013 .............         4           26,415       5.7      354,677         76.1%     $  926,902
2014 .............         4           14,298       3.1      368,975         79.2%     $  443,769
2016 .............         5           44,935       9.6      413,910         88.8%     $1,537,749
Vacant ...........        --           52,139      11.2      466,049        100.0%     $       --
                         ---          -------     -----
TOTAL ............        48          466,049     100.0%

(1)  Information obtained from underwritten rent roll.

(2)  Includes rooftop tenants.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          CONNECTICUT FINANCIAL CENTER
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 83.1% of the total net rentable square feet, are:

o    UNITED ILLUMINATING COMPANY (UIL Holdings Corporation, NYSE: "UIL") (not
     rated by Fitch and S&P, rated "Baa2" by Moody's) leases 217,767 square feet
     (46.7% of square feet, 50.3% of rental income) under a 20-year lease expiring on June 14, 2012. The current rental rates per square foot of
     $38.00 for office space (211,237 square feet) and $19.00 for mezzanine and basement space (6,530 square feet) are constant during the remaining lease term. There are no options to renew the lease. United Illuminating Company has subleased 63,968 square feet to Yale University and 6,550 square feet to Wachovia Bank. Yale University currently pays a sublease rent per square foot of $15.50, while Wachovia Bank pays a sublease rent per square foot of
     $30.00. UIL Holdings Corporation is the holding company for The United
     Illuminating Company. United Illuminating Company is a regulated utility providing electricity and energy related services to 320,000 customers located in the Greater New Haven and Bridgeport areas.

o    GENERAL SERVICES ADMINISTRATION ("GSA") (United States of America, rated
     "AAA" by Fitch and S&P, "Aaa" by Moody's) leases 94,085 square feet (20.2%
     of square feet, 18.4% of rental income) under numerous leases ranging from eight to 20 years and expiring from November 19, 2012 to September 30,
     2014. The current blended rental rate per square foot of $31.70 is constant during the remaining lease terms. There are no options to renew the leases.
     Occupants under the GSA leases are Federal Probation, Hearings and Appeals,
     U.S. Attorneys and the U.S. Bankruptcy Court. The GSA is the government's
     "landlord," meeting the office and other space requirements of the federal workforce. The GSA provides superior workplaces for federal customer agencies at good economies to the American taxpayer. The GSA is the largest public real estate organization in the country. The GSA has an inventory of over 342 million square feet of workspace for 1.1 million federal employees located in 2,100 American communities. This comprises over 1,500 government-owned buildings or approximately 51% of the GSA's total inventory. The remaining 49% is in privately owned leased facilities.

o    BANK OF AMERICA (NYSE: "BAC") (rated "AA" by Fitch and S&P, "Aa1" by
     Moody's) occupies 39,835 square feet (8.5% of square feet, 8.4% of rental income) under a twenty-two-year lease expiring on March 31, 2016. The current rental rate per square foot of $34.25 is constant during the remaining lease term. There are two five-year options to renew the lease with the rental rate per square foot determined at the then fair market, but at no less than the rental rate per square foot paid during the last year of the initial lease term or prior renewal period, as applicable. Bank of America operates approximately 5,700 retail banking offices and 17,000
     ATMs. As of the fiscal year ended December 31, 2006, Bank of America reported revenue of approximately $117.0 billion, net income of $21.1 billion and stockholder equity of $135.3 billion.

o    WITHERS BERGMAN LLP (not rated) occupies 35,479 square feet (7.6% of square feet, 6.3% of rental income) under numerous leases ranging from four to 20 years, all expiring on October 31, 2010. The current rental rates per square foot of $29.00 for office space (35,203 square feet) and $14.50 for mezzanine space (276 square feet) are constant during the remaining lease terms. There are no options to renew the leases. Withers Bergman is a tax and commercial law firm providing a wide array of services for individuals, families and charitable organizations, as well as businesses and professional associations. Since Withers Bergman is privately held, no financial information is available.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          CONNECTICUT FINANCIAL CENTER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Connecticut Financial Center Mortgage Loan is a $130.4 million, ten-year fixed rate loan secured by a first mortgage on a central business district office building located in New Haven, New Haven County,
     Connecticut. The Connecticut Financial Center Mortgage Loan is interest only for the entire loan term, matures on March 1, 2017 and accrues interest at an annual rate of 5.603%.

THE BORROWER:

o    The Connecticut Financial Center Borrower is 157 Church, LLC, a Connecticut
     limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the Connecticut Financial
     Center Borrower's legal counsel has delivered a non-consolidation opinion.
     Equity ownership is held 0.1% by 157 Corporation, a Connecticut corporation, and 99.9% by Connecticut Financial Center Associates Limited
     Partnership, a Connecticut limited partnership. Through a series of intermediate ownership levels, equity ownership of the Connecticut
     Financial Center Borrower is eventually held by various Chase family members and trusts. The borrower principal is David T. Chase.

o    Founded by Mr. Chase in 1952, Chase Enterprises is a diversified organization involved in real estate, communications, banking, insurance, manufacturing and engineering. The Chase family owns approximately 20% of
     United Illuminating Company, the largest tenant in the Connecticut
     Financial Center Mortgaged Property. Chase Enterprises also has had significant interests in communications, owning several television and radio stations, banking and insurance companies. Chase Enterprises was a joint venture partner in the development and construction of cable television systems for the entire country of Poland. Its Polish affiliate,
     @ Entertainment, operated the largest multi-channel pay television service in Poland and developed a complimentary digital satellite direct-to-home broadcasting service. In 1999, United Pan-Europe Communication, Europe's second biggest cable operator, acquired @ Entertainment for over $1 billion.

o    The current focus for Chase Enterprises is real estate development. Company projects include One Financial Plaza, One Corporate Center and One
     Commercial Plaza located in Hartford, Connecticut, One Financial Plaza located in Springfield, Massachusetts, NCNB/Bank of America Plaza located in Fort Lauderdale, Florida, Fordham Plaza located in Bronx, New York, and the Connecticut Financial Center Mortgaged Property and adjacent City Hall located in New Haven, Connecticut.

THE PROPERTY:

o    The Connecticut Financial Center Mortgaged Property consists of a fee simple interest in a central business district office building built in
     1990. The 27-story Class A improvements contain 466,049 square feet and are situated on 0.59 acres of leasehold land. Retail space is located on the ground floor and office space is located on all remaining floors. The largest tenants are United Illuminating Company, General Services
     Administration, Bank of America and Withers Bergman LLP, which together occupy 83.1% of the total square feet and contribute 83.5% of the gross potential rental income. The building is fully sprinklered and a high-rise life safety fire alarm system is installed. Additional improvements include an underground parking garage situated on a non-contiguous site of 0.52 acres of leasehold land. Total land size is 1.11 acres of leasehold land.
     Eight passenger elevators and one freight elevator serve the office building. The parking garage is serviced by two elevators and is connected to the lobby of the office building by a shuttle elevator. There are 650 parking spaces located in the garage. The Connecticut Financial Center
     Mortgaged Property also has easement rights to two off-site parking lots owned and operated by the City of New Haven totaling 273 spaces. There are a total of 923 parking spaces, resulting in a parking ratio of 2.0 spaces per 1,000 square feet.

o    The Connecticut Financial Center Borrower is generally required at its sole cost and expense to keep the Connecticut Financial Center Mortgaged
     Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          CONNECTICUT FINANCIAL CENTER
--------------------------------------------------------------------------------

GROUND LEASE:

o    The Connecticut Financial Center was co-developed with the adjacent City
     Hall and shares the same parking entry. The Connecticut Financial Center
     Borrower entered into a Ground Lease Agreement with the City of New Haven to develop the Connecticut Financial Center Mortgaged Property as part of the Government Center project. The office building is situated on 0.59 acres of leasehold land. The underground parking garage is situated on a non-contiguous site of 0.52 acres of leasehold land. Total land size is
     1.11 acres of leasehold land. The 125-year ground lease commenced on
     October 30, 1986 and expires on October 31, 2111. There are no options to renew the ground lease. The annual ground rent payment is $50,000 during lease years one to ten, $200,000 during lease years 11 to 20, $125 in lease year 21 and $0 in lease years 22 to 125.

PROPERTY MANAGEMENT:

o    Chase Management, LLC manages the Connecticut Financial Center Mortgaged
     Property. Chase Management, founded in 1952 and headquartered in Hartford, currently manages 32 commercial real estate properties, including eight office buildings containing a total of approximately 3.8 million square feet, 13 retail centers containing a total of approximately 2.5 million square feet, eight multifamily properties containing a total of approximately 9,250 units, two hotels containing a total of 290 rooms and a
     160-slip marina.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                          CONNECTICUT FINANCIAL CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       64

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              VALLEY RIVER CENTER
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                               VALLEY RIVER CENTER
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN SELLER:                  Bank of America
LOAN PURPOSE:                 Acquisition
ORIGINAL PRINCIPAL BALANCE:   $120,000,000
FIRST PAYMENT DATE:           March 1, 2006
TERM/AMORTIZATION:            120/0 months
INTEREST ONLY PERIOD:         120 months
MATURITY DATE:                February 1, 2016
EXPECTED MATURITY BALANCE:    $120,000,000
BORROWING ENTITY:             Macerich Valley River Center LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/Defeasance: 114 payments
                              Open: 6 payments
LOCKBOX:                      Hard

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:         $120,000,000
CUT-OFF DATE LTV:             66.7%
MATURITY DATE LTV:            66.7%
UNDERWRITTEN DSCR:            1.54x
MORTGAGE RATE(1):             5.589%

(1)  The interest rate is rounded to three decimal places

                              PROPERTY INFORMATION

PROPERTY TYPE:                Retail
PROPERTY SUB-TYPE:            Anchored
LOCATION:                     Eugene, Oregon
YEAR BUILT/RENOVATED:         1968/1990
NET RENTABLE SQUARE FEET:     391,811
CUT-OFF BALANCE PER SF:       $306
OCCUPANCY AS OF 12/31/2006:   93.0%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Macerich Property Management Company, LLC
UNDERWRITTEN NET CASH FLOW:   $10,502,139
APPRAISED VALUE:              $180,000,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                               VALLEY RIVER CENTER
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                  FULL YEAR      FULL YEAR     ANNUALIZED
                                (12/31/2004)   (12/31/2005)   (09/30/2006)   UNDERWRITTEN
                                ------------   ------------   ------------   ------------

Effective Gross Income ......   $13,797,597    $14,493,813    $13,835,916    $16,238,589
Total Expenses ..............   $ 5,161,618    $ 5,007,082    $ 4,053,566    $ 5,435,125
Net Operating Income (NOI) ..   $ 8,635,979    $ 9,486,731    $ 9,782,350    $10,803,465
Cash Flow (CF) ..............   $ 8,635,979    $ 9,486,731    $ 9,782,350    $10,502,139
DSCR on NOI .................          1.27x          1.40x          1.44x          1.59x
DSCR on CF ..................          1.27x          1.40x          1.44x          1.54x

                              TENANT INFORMATION(1)

                                  RATINGS         TOTAL      % OF              POTENTIAL   % POTENTIAL   SALES      LEASE
TOP TENANTS                  FITCH/MOODY'S/S&P  TENANT SF  TOTAL SF  RENT PSF     RENT         RENT       PSF    EXPIRATION
---------------------------  -----------------  ---------  --------  --------  ----------  -----------  -------  ----------

Regal .....................     B-/ B2/ BB-       75,000     19.1%    $20.00   $1,500,000     14.3%      NAV     10/01/2021
Sports Authority ..........      NR/ NR/ B        52,250     13.3     $10.67      557,400      5.3       NAV     03/31/2022
Gap(2) ....................    BB+/ Ba1/ BB+       9,636      2.5     $31.08      299,460      2.8      $354(3)  12/31/2011
Abercrombie & Fitch .......      Not Rated         7,607      1.9     $27.00      205,389      2.0      $341(3)  06/30/2010
Forever 21, Inc. ..........      Not Rated         6,879      1.8     $24.00      165,096      1.6      $172(3)  06/30/2016
                                                 -------     ----              ----------     ----
TOTAL .....................                      151,372     38.6%             $2,727,345     26.0%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Gap has two separate leases with different lease expiration dates. 5,436 square feet (The Gap) expire on December 31, 2011 with the remaining 4,200
     (Gap Kids) month-to-month.

(3)  Based on trailing 12-months October 31, 2006.

                           LEASE ROLLOVER SCHEDULE(1)

                      NO. OF LEASES   EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION       EXPIRING        SF      TOTAL SF    TOTAL SF     OF TOTAL SF    EXPIRING
-------------------   -------------   --------   --------   ----------   ------------   ----------

2007 ..............         9           16,210      4.1%       16,210         4.1%      $  223,461
2008 ..............        11           17,877      4.6        34,087         8.7%      $  608,880
2009 ..............        11           17,764      4.5        51,581        13.2%      $  681,855
2010 ..............         9           21,460      5.5        73,311        18.7%      $  876,224
2011 ..............        13           36,139      9.2       109,450        27.9%      $1,239,945
2012 ..............         9            8,310      2.1       117,760        30.1%      $  761,109
2013 ..............        12           31,522      8.0       149,282        38.1%      $1,077,399
2014 ..............         4           10,216      2.6       159,498        40.7%      $  379,148
2015 ..............         5           16,763      4.3       176,261        45.0%      $  531,350
2016 ..............         6           22,542      5.8       198,803        50.7%      $  579,873
2018 ..............         1            5,514      1.4       204,317        52.1%      $  204,018
2021 ..............         1           75,000     19.1       279,317        71.3%      $1,500,000
2022 ..............         1           52,250     13.3       331,567        84.6%      $  557,400
MTM ...............        12           29,282      7.5       360,849        92.1%      $  294,490
Vacant ............        --           30,962      7.9       391,811       100.0%      $       --
                          ---          -------    -----
TOTAL .............       104          391,811    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              VALLEY RIVER CENTER
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The five largest tenants, representing 38.6% of the total net rentable square feet, are:

o    REGAL CINEMAS (rated "B-" by Fitch, "B2" by Moody's and "BB-" by S&P)
     occupies 75,000 square feet (19.1% of square feet, 14.3% of income) under a
     15-year lease expiring October 1, 2021 with three 5-year renewal options at a rate increase of $1.50 per square foot for each renewal period with six month's written notice. The current lease provides for a fixed rate of
     $20.00 per square foot for the lease term. Regal Entertainment Group is the largest motion picture exhibitor in the world. The Regal Cinemas theatre circuit, comprising Regal Cinemas, United Artists Theatres and Edwards
     Theatres, operates 6,273 screens in 558 locations in 40 states. Gross sales company-wide were $393,751 per screen as of year end 2004. Regal Cinemas operates approximately 18% of all indoor screens in the United States including theatres in 43 of the top 50 U.S. markets and growing suburban areas. As of the fiscal year ended December 28, 2006, Regal Cinemas reported revenue of approximately $2.6 billion and net income of $315.9 million.

o    THE SPORTS AUTHORITY (not rated by Fitch and Moody's, rated "B" by S&P)
     occupies 52,250 square feet (13.3% of square feet, 5.3% of income) under a
     25-year lease expiring May 31, 2022 with two 5-year renewal options. The lease provides for a rate of $10.67 per square foot with a rate increase of
     10% every five years. The lease also provides for a percentage rent of 5%
     of gross sales as outlined in the lease. The Sports Authority assumed
     Copeland Sports' lease in January 2007. The Sports Authority sells sports equipment, general merchandise, shoes, and apparel. It also has an online store, run through an agreement with GSI Commerce (formerly Global Sports), and sells through a joint venture (called MegaSports) with AEON, which runs about 40 stores in Japan. The Sports Authority owns about 20% of
     MegaSports. Senior managers of The Sports Authority together with an investor group led by Leonard Green & Partners took The Sports Authority private in 2006.

o    GAP/GAP KIDS (The Gap, NYSE: "GPS") (rated "BB+" by Fitch and S&P, "Ba1" by
     Moody's) occupy a total of 9,636 square feet (2.5% of square feet, 2.8% of rental income) under one 24-year lease that expires on December 31, 2011 and another lease that is currently month-to-month. The Gap occupies 5,436 square feet and Gap Kids occupies 4,200 square feet. The blended rental rate per square foot of $31.08 is constant during the lease terms. There are no options to renew the leases. Gap and Gap Kids are operating divisions of The Gap. The Gap is a global specialty retailer selling casual apparel, accessories and personal care products for men, women and children under The Gap, Old Navy, Banana Republic, Piperlime and Forth & Towne brand names. The Gap operates 3,131 stores located in the United States, Canada, the United Kingdom, France, Ireland and Japan. As of the fiscal year ended
     February 3, 2007, The Gap reported revenue of approximately $15.9 billion, net income of $778.0 million and stockholder equity of $5.4 billion.

o    ABERCROMBIE & FITCH (NYSE: "ANF") (not rated) occupies 7,607 square feet
     (1.9% of square feet, 2.0% of income) under a ten-year lease expiring June
     30, 2010 with no renewal options. The lease provides for a minimum guaranteed rent of $27.00 per square foot with rental rate increases of 4%
     every two years. The tenant is required to pay a percentage rent of 5% of gross sales during the year up to $3,803,500 for the first two years, gross sales of $3,955,640 for years three through seven and net sales in excess of $4,107,780 for the last two years. Abercrombie & Fitch Co., through its subsidiaries, operates as a specialty retailer in the United States and
     Canada and sells casual apparel for men, women and children under the
     Abercrombie & Fitch, Abercrombie, Hollister and RUEHL brands. As of March
     23, 2007, it operated 950 stores in 49 states, the District of Columbia and
     Canada. Abercrombie & Fitch was founded in 1892 and is headquartered in New
     Albany, Ohio. According to financial reports dated February 3, 2007,
     Abercrombie & Fitch reported revenue of approximately $3.3 billion, net income of $422.2 million and stockholder equity of $1.4 billion.

o    FOREVER 21, INC. (not rated) occupies 6,879 square feet (1.8% of square feet, 1.6% of income) under a 10-year lease expiring June 1, 2016 with no renewal options. The lease provides for rate increases of 8.33% every five years and percentage rent of 5% of net sale over $3,301,920 for the first five years and 5% of net sales over $3,577,080 for the next five years.
     Forever 21 Retail, Inc., founded in 1984, operates 350 mainly mall-based US stores, many in California, (plus one in Canada) under the Forever 21 and
     Gadzooks banners, offering fashions for women and junior girls. Most of the retailer's apparel is private label and made in Southern California.
     Forever 21 has also opened a series of new concept stores (nine in total)
     called Fashion XXI that offers men's and women's fashions, as well as lingerie, footwear, cosmetic items and other accessories. Since Forever 21,
     Inc. is privately held, no financial information is available.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              VALLEY RIVER CENTER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Valley River Center Mortgage Loan is a $120.0 million, ten-year loan secured by a first mortgage on a regional mall located in Eugene, Oregon.
     The Valley River Center Mortgage Loan is interest-only for the entire loan term, matures on February 1, 2016 and accrues interest at an annual rate, rounded to three decimal places, of 5.589%.

THE BORROWER:

o    The Valley River Center Borrower is Macerich Valley River Center LLC, a
     Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors in which a non-consolidation opinion has been issued by the Valley River Center Borrower's legal counsel. Equity ownership is held by MVRC Holding, LLC, a Delaware limited liability company (100%), with equity ownership held by The Macerich
     Partnership, L.P., a Delaware limited partnership (100%). Equity ownership is held by The Macerich Company, a Maryland corporation (80%) and 1031 investors (20%).

o    The Macerich Company operates as a real estate investment trust in the
     United States and through The Macerich Partnership, L.P., engages in the acquisition, ownership, development, redevelopment, management, and leasing of regional and community shopping centers. The Macerich Company currently owns 75 regional shopping centers and 20 community shopping centers. The
     Macerich Company was formed in 1993 and is headquartered in Santa Monica,
     California. As of December 31, 2005, the company reported $155.1 million liquidity and $827.1 million stockholder equity. As of January 26, 2006,
     The Macerich Company had an equity market capitalization of $4.2 billion.

THE PROPERTY:

o    The Valley River Center Mortgaged Property consists of a fee simple interest in an enclosed regional mall built in 1968, renovated in 1990 and most recently expanded in 2006. The collateral improvements contain a total of 391,811 net rentable square feet with 4,965 parking spaces situated on
     57.0 acres and are anchored by JC Penney, Macy's, Gottschalks, Regal
     Cinemas and The Sports Authority. Anchors JC Penney, Macy's and Gottschalks
     are not part of the collateral securing the Valley River Center Mortgage
     Loan. There are 102 in-line mall tenants.

o    Comparable in-line average sales are $393 per square foot with an average occupancy cost of 11.3%. For the trailing 12 months ending October 31,
     2006, in-line sales were $458 per square foot with an average occupancy cost of 12.1% per square foot reported for the Valley River Center
     Mortgaged Property.

o    Located in Eugene, Oregon, the Valley River Center Mortgaged Property is
     approximately one mile north of the central business district and just west of the Delta Highway, a major north/south thoroughfare and 0.25 miles north of its interchange with I-105, a major east/west interstate highway. The
     Valley River Center Mortgaged Property neighborhood is the primary commercial/retail hub for the Eugene area and is a major attraction of retailers to the area. The largest employers in the market are PeaceHealth
     Corporation (4,300), University of Oregon (3,676), Lane Community College
     (2,531) and Monaco Coach Corporation (2,400). The Valley River Center
     Mortgaged Property is the only super regional mall within 60 miles and as a result, the primary trade area is projected to be within a 20 mile-radius and the secondary trade area extends out to 40 miles. The estimated 2004 population within a 10, 20 and 30-mile radius of the Valley River Center
     Mortgaged Property is 241,315, 307,400 and 334,571 and is projected to increase to 250,138, 318,116 and 345,193 by 2009. The 2004 estimated average household income for the same radii is $52,761, $53,654 and
     $53,669. Retail sales within the same designated trade area are $1.04 billion, $1.29 billion and $1.37 billion.

o    The Valley River Center Borrower is generally required at its sole cost and expense to keep the Valley River Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                               VALLEY RIVER CENTER
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    Macerich Property Management Company, LLC, a sponsor related entity with 31 years of real estate management experience, manages the Valley River Center
     Mortgaged Property. Macerich Management Company currently manages 75 properties containing 76 million square feet and is the fourth largest mall operator in the United States. Macerich Management Company also currently owns and operates 64 super-regional malls in California and Arizona.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                               VALLEY RIVER CENTER
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       71

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              200 WEST 57TH STREET
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              200 WEST 57TH STREET
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN SELLER:                  Bank of America
LOAN PURPOSE:                 Acquisition
ORIGINAL PRINCIPAL BALANCE:   $91,000,000
FIRST PAYMENT DATE:           March 1, 2007
TERM/AMORTIZATION:            120/0 months
INTEREST ONLY PERIOD:         120 months
MATURITY DATE:                February 1, 2017
EXPECTED MATURITY BALANCE:    $91,000,000
BORROWING ENTITY:             RCGLV 200W57, LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/Defeasance: 108 payments
                              Open: 12 payments
UP-FRONT RESERVES:
   TAX RESERVE:               Yes
   REPLACEMENT RESERVE:       $2,753,242
   DEBT SERVICE RESERVE:      $2,500,000
ONGOING MONTHLY RESERVES:
   TAX RESERVE:               Yes
   REPLACEMENT RESERVE:       $2,515
MEZZANINE DEBT:               $17,000,000
LOCKBOX:                      Hard

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:         $91,000,000
CUT-OFF DATE LTV:             67.2%
MATURITY DATE LTV:            67.2%
UNDERWRITTEN DSCR:            1.22x
MORTGAGE RATE(1):             5.658%

(1)  Mortgage rate rounded to three decimal places.

                              PROPERTY INFORMATION

PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Central Business District
LOCATION:                     New York, New York
YEAR BUILT/RENOVATED:         1917/2007
NET RENTABLE SQUARE FEET:     158,607
CUT-OFF BALANCE PER SF:       $574
OCCUPANCY AS OF 01/01/2007:   97.3%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Jeffrey Management Corp.
UNDERWRITTEN NET CASH FLOW:   $6,379,842
APPRAISED VALUE:              $135,500,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              200 WEST 57TH STREET
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR     ANNUALIZED
                                 (12/31/2004)   (12/31/2005)   (06/30/2006)    UNDERWRITTEN
                                 ------------   ------------   ------------   --------------

Effective Gross Income .......    $8,113,936     $9,113,408     $9,253,344     $11,242,375
Total Expenses ...............    $4,100,427     $4,398,679     $4,235,776     $ 4,502,880
Net Operating Income (NOI) ...    $4,013,509     $4,734,729     $5,017,568     $ 6,739,495
Cash Flow (CF) ...............    $4,013,509     $4,734,729     $5,017,568     $ 6,379,842
DSCR on NOI ..................          0.77x          0.91x          0.96x           1.29x
DSCR on CF ...................          0.77x          0.91x          0.96x           1.22x

                              TENANT INFORMATION(1)

                                      RATINGS          TOTAL       % OF                 POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                      FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
------------------------------   -----------------   ---------   --------   --------   ----------   -----------   ----------

Trattoria Dell'Arte ..........       Not Rated         11,006       6.9%     $62.41    $  686,846        7.9%     08/31/2028
American Tax Institute .......       Not Rated          5,900       3.7      $80.76       476,488        5.5      06/30/2007
Abraham Family Partnership ...       Not Rated          5,091       3.2      $61.01       310,608        3.6      07/31/2008
JBR Offices ..................       Not Rated          4,536       2.9      $36.00       163,296        1.9      06/30/2014
                                                       ------      ----                ----------       ----
TOTAL ........................                         26,533      16.7%               $1,637,238       18.8%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                                  NO. OF
                                  LEASES    EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION               EXPIRING      SF      TOTAL SF    TOTAL SF     OF TOTAL SF    EXPIRING
------------------------------   --------   --------   --------   ----------   ------------   ----------

2007 .........................      10        17,287      10.9%      17,287        10.9%      $1,139,798
2008 .........................      17        23,290      14.7       40.577        25.6%      $1,219,482
2009 .........................      18        28,763      18.1       69,340        43.7%      $1,381,296
2010 .........................      11        17,138      10.8       86,478        54.5%      $  906,254
2011 .........................       6        10,355       6.5       96,833        61.1%      $  464,186
2012 .........................       3         3,804       2.4      100,637        63.5%      $  313,467
2013 .........................       1         1,268       0.8      101,905        64.3%      $   71,892
2014 .........................       7        14,715       9.3      116,620        73.5%      $  899,629
2015 .........................       4         5,358       3.4      121,978        76.9%      $  274,085
2016 .........................       1         1,113       0.7      123,091        77.6%      $   48,000
2018 .........................       4         3,859       2.4      126,950        80.0%      $  642,204
2028 .........................       1        11,006       6.9      137,956        87.0%      $  686,846
MTM ..........................       9        11,585       7.3      149,541        94.3%      $  594,747
Vacant .......................      --         1,736       1.1      151,277        95.4%      $       --
Management/Conference Room ...      --         7,330       4.6      158,607       100.0%      $       --
                                   ---        ------     -----
TOTAL ........................      92       158,607     100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              200 WEST 57TH STREET
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 68.1% of the total net rentable square feet, are:

o    TRATTORIA DELL'ARTE (not rated) occupies 11,006 square feet (6.9% of square feet, 7.9% of rental income) under a 40-year lease expiring on August 31,
     2028. The current rental rate per square foot of $62.41 increases annually each September by 50% of the increase in consumer price index over the base consumer price index of September 1988. There are no options to renew the lease. Trattoria Dell'Arte specializes in northern Italian cuisine and features the largest antipasto bar in New York. Trattoria Dell'Arte is owned by the Fireman Hospitality Group, which also owns other noteworthy
     New York restaurants, including Bond 45, Brooklyn Diner, Shelly's, Redeye
     Grill and Cafe Fiorello.

o    AMERICAN TAX INSTITUTE (not rated) occupies 5,900 square feet (3.7% of square feet, 5.5% of rental income) is under a 19-year lease originally expiring on December 31, 2006 and extended until June 30, 2007. The current rental rate per square foot of $80.76 is constant during the remaining lease term. There are no options to renew the lease. American Tax Institute provides training, refresher courses, seminars, roundtables and briefings on current international tax topics for over 400 members representing leading corporations and consultancies in the United States and Europe.

o    ABRAHAM FAMILY PARTNERSHIP (not rated) occupies a total of 5,091 square feet (3.2% of square feet, 3.6% of rental income) under three lease terms ranging from three to seven years, all expiring on July 31, 2008. The current blended rental rate per square foot of $61.01 increases each
     January and July of each lease year by consumer price index. There are no options to renew the lease.

o    JBR OFFICES (not rated) occupies 4,536 square feet (2.9% of square feet,
     1.9% of rental income) under a ten-year lease expiring on June 30, 2014.
     The current rental rate per square foot of $36.00 increases annually according to a detailed rent schedule in the lease. There are no options to renew the lease.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              200 WEST 57TH STREET
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The 200 West 57th Street Mortgage Loan is a $91.0 million, ten-year fixed rate loan secured by a first mortgage on a central business district office building located in New York, New York County, New York. The 200 West 57th
     Street Mortgage Loan is interest only for the entire loan term, matures on
     February 1, 2017 and accrues interest at an annual rate, rounded to three decimal places, of 5.658%.

THE BORROWER:

o    The 200 West 57th Street Borrower is RCGLV 200W57, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the 200 West 57th Street
     Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 50.1% by RCG Longview Equity Fund, L.P., 40.0% by Eddie
     Trump and 9.9% by Jeffrey Feil. The borrower principal is RCG Longview
     Equity Fund, L.P. ("RCG").

o    RCG's managing partners own approximately 35 million square feet of retail, office, industrial and hospitality, and 35,000 residential units located in
     63 markets. Over the last six years, RCG's managing partners have placed through several funds more than $950 million to work on real estate transactions.

THE PROPERTY:

o    The 200 West 57th Street Mortgaged Property consists of a fee simple interest in a central business district office building built in 1917. The
     15-story plus basement improvements contain 158,607 square feet and are situated on 0.26 acres. Retail space is located on the ground floor and office space is located on all remaining floors. The largest tenants are
     Trattoria Dell'Arte, American Tax Institute, Abraham Family Partnership and
     JBR Offices, which together occupy 16.7% of the total square feet and contribute 18.8% of the gross potential rental income. The 200 West 57th
     Street Mortgaged Property is currently occupied by more than 80 office tenants and five ground floor retail tenants.

o    The 200 West 57th Street Borrower is generally required at its sole cost and expense to keep the 200 West 57th Street Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Jeffrey Management Corp. manages the 200 West 57th Street Mortgaged
     Property. Jeffrey Management, founded in 1957 and headquartered in New York
     City, currently manages approximately 15.0 million square feet of commercial real estate.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $17,000,000 mezzanine loan held outside of the Trust Fund.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              200 WEST 57TH STREET
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                             FRANKLIN AVENUE PLAZA
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                             FRANKLIN AVENUE PLAZA
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN SELLER:                   Bank of America
LOAN PURPOSE:                  Acquisition
ORIGINAL PRINCIPAL BALANCE:    $87,000,000
FIRST PAYMENT DATE:            May 1, 2007
TERM/AMORTIZATION:             60/0 months
INTEREST ONLY PERIOD:          60 months
MATURITY DATE:                 April 1, 2012
EXPECTED MATURITY BALANCE:     $87,000,000
BORROWING ENTITY:              Treeline Franklin Avenue Plaza LLC
INTEREST CALCULATION:          Actual/360
CALL PROTECTION:               Lockout/Defeasance: 53 payments
                               Open: 7 payments
EXISTING MEZZANINE DEBT:       $10,000,000
UP-FRONT RESERVES:
   TAX RESERVE:                Yes
   IMMEDIATE REPAIR RESERVE:   $6,500,000
   TI/LC RESERVE:              $2,900,000
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                Yes
LOCKBOX:                       Hard

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:          $87,000,000
CUT-OFF DATE LTV:              78.6%
MATURITY DATE LTV:             78.6%
UNDERWRITTEN DSCR:             1.14x
MORTGAGE RATE(1):              6.011%

(1)  Mortgage rate rounded to three decimal places.

                              PROPERTY INFORMATION

PROPERTY TYPE:                 Office
PROPERTY SUB-TYPE:             Suburban
LOCATION:                      Garden City, New York
YEAR BUILT/RENOVATED:          1979/2007
NET RENTABLE SQUARE FEET:      517,124
CUT-OFF BALANCE PER SF:        $168
OCCUPANCY AS OF 12/31/2006:    89.4%
OWNERSHIP INTEREST:            Fee
PROPERTY MANAGEMENT:           Treeline Management Corp.
UNDERWRITTEN NET CASH FLOW:    $6,052,445
APPRAISED VALUE:               $110,700,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                             FRANKLIN AVENUE PLAZA
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR      FULL YEAR
                                 (12/31/2004)   (12/31/2005)   (12/31/2006)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......   $12,788,473    $13,106,927    $12,800,902    $13,606,152
Total Expenses ...............   $ 7,275,494    $ 7,707,753    $ 7,645,202    $ 7,159,774
Net Operating Income (NOI) ...   $ 5,512,979    $ 5,399,174    $ 5,155,700    $ 6,446,378
Cash Flow (CF) ...............   $ 5,512,979    $ 5,399,174    $ 5,155,700    $ 6,052,445
DSCR on NOI ..................          1.04x          1.02x          0.97x          1.22x
DSCR on CF ...................          1.04x          1.02x          0.97x          1.14x

                              TENANT INFORMATION(1)

                               RATINGS          TOTAL       % OF                 POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS               FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT         RENT      EXPIRATION
-----------------------   -----------------   ---------   --------   --------   ----------   -----------   ----------

Merrill Lynch .........    AA-/ Aa3/ AA-        50,154       9.7%     $27.32    $1,370,207        9.9%     08/31/2012
Allstate ..............      A+/ A1/ A+         37,711       7.3      $29.25     1,103,204        7.9      10/31/2007
Healthcare Partners ...      Not Rated          32,035       6.2      $21.86       700,325        5.0      01/31/2012
Morgan Stanley DW .....     AA-/ Aa3/ A+        24,027       4.6      $31.39       754,099        5.4      08/31/2009
                                               -------      ----                ----------       ----
TOTAL .................                        143,927      27.8%               $3,927,834       28.3%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                           NO. OF LEASES   EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION            EXPIRING        SF      TOTAL SF    TOTAL SF     OF TOTAL SF    EXPIRING
------------------------   -------------   --------   --------   ----------   ------------   ----------

2007 ...................         19          76,782     14.8%       76,782        14.8%      $2,203,299
2008 ...................         14          36,839      7.1       113,621        22.0%      $1,029,946
2009 ...................         25          66,810     12.9       180,431        34.9%      $2,020,315
2010 ...................         13          24,659      4.8       205,090        39.7%      $  718,838
2011 ...................         11          22,921      4.4       228,011        44.1%      $  600,737
2012 ...................         28         121,159     23.4       349,170        67.5%      $3,220,269
2013 ...................          9          36,217      7.0       385,387        74.5%      $  975,243
2014 ...................          1          15,288      3.0       400,675        77.5%      $  482,489
2015 ...................          5          34,228      6.6       434,903        84.1%      $  788,918
2016 ...................          2           2,000      0.4       436,903        84.5%      $   42,200
2017 ...................          1           8,680      1.7       445,583        86.2%      $  296,682
MTM ....................          8           3,313      0.6       448,896        86.8%      $   34,924
Management / Storage and
   Public Areas ........          7          13,605      2.6       462,501        89.4%      $       --
Vacant .................         --          54,623     10.6       517,124       100.0%      $       --
                                ---         -------    -----
TOTAL ..................        143         517,124    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                             FRANKLIN AVENUE PLAZA
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 27.8% of the net rentable square feet, are:

o    MERRILL LYNCH (NYSE: "MER") (rated "AA-" by Fitch and S&P and "Aa3" by
     Moody's) occupies 50,154 square feet (9.7% of square feet, 9.9% of rental income) under a five-year lease renewal period expiring on August 31, 2012.
     The current rental rate per square foot of $27.32 increases annually by 3%.
     There is one 5-year option remaining to renew the lease with the rental rate per square foot determined at 95% of the then fair market. Merrill
     Lynch provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending, and related products and services worldwide. As of the fiscal year ended December 29,
     2006, Merrill Lynch reported revenue of approximately $70.6 billion, net income of $7.5 billion and stockholder equity of $39.0 billion.

o    ALLSTATE (NYSE: "ALL") (rated "A+ by Fitch and S&P and "A1" by Moody's)
     occupies a total of 37,711 square feet (7.3% of square feet, 7.9% of rental income) under an 11-year lease expiring on October 31, 2007. The current blended rental rate per square foot of $29.25 is constant during the remaining initial lease term. There is one 5-year option to renew the lease with the rental rate per square foot determined at the greater of 95% of the then fair market or the rental rate per square foot in effect for the
     12-month period ending on the expiration date of the initial lease term.
     Allstate engages in the personal property and casualty insurance business, as well as in the life insurance, retirement and investment products business in the United States and Canada. Allstate operates in two segments: Allstate Protection and Allstate Financial. The Allstate
     Protection segment sells private passenger auto and homeowner's insurance primarily through agencies. This segment also sells various personal property and casualty insurance products, including landlords, personal umbrella, renters, condominium, residential fire, manufactured housing, boat owners, loan protection, and selected commercial property and casualty products, and provides emergency road services. The Allstate Financial segment provides life insurance, retirement and investment products, and supplemental accident and health insurance products to individual and institutional customers. The Allstate Financial segment markets products through multiple intermediary distribution channels, including agencies, independent agents, banks, broker-dealers and specialized structured settlement brokers. As of the fiscal year ended December 31, 2006, Allstate reported revenue of approximately $35.8 billion, net income of $5.0 billion and stockholder equity of $21.8 billion.

o    HEALTHCARE PARTNERS (not rated) occupies a total of 32,035 square feet
     (6.2% of square feet, 5.0% of rental income) leases ranging from seven to ten years expiring on January 31, 2012. The current blended rental rate per square foot of $21.86 increases annually by 3.5%. There are no options to renew the lease. Healthcare Partners manages and administers healthcare products for contracted health plans. Since Healthcare Partners is privately held, no financial information is available.

o    MORGAN STANLEY (NYSE: "MS") (rated "AA-" by Fitch, "Aa3" by Moody's and
     "A+" by S&P) occupies a total of 24,027 square feet (4.6% of square feet,
     5.4% of rental income) under leases ranging from 11 to 21 years expiring on
     August 31, 2009. The current blended rental rate per square foot of $31.39 increases annually by 3.0%. There is one 5-year option to renew the lease with the rental rate per square foot determined at the then fair market.
     Morgan Stanley is a financial services company providing various products and services to clients and customers, including corporations, governments, financial institutions and individuals worldwide. Morgan Stanley operates in four segments: Institutional Securities, Global Wealth Management Group,
     Asset Management and Discover. The Institutional Securities segment includes capital raising, financial advisory services, including advice on mergers and acquisitions, restructurings, real estate, and project finance, corporate lending, sales, trading, financing and market-making activities in equity securities and related products, and fixed income securities and related products. The Global Wealth Management Group segment provides brokerage and investment advisory services covering various investment alternatives, financial and wealth planning services, annuity and insurance products, credit and other lending products, banking and cash management services, retirement services, and trust and fiduciary services. The Asset
     Management segment provides asset management products and services in equity, fixed income, and alternative investments and private equity to institutional and retail clients through proprietary and third party retail distribution channels, intermediaries and institutional distribution channels. The Discover segment offers credit cards and related consumer products and services, operates a merchant and cash access network, and an automated teller machine/debit and electronic funds transfer network, and provides various consumer finance products and services. As of the fiscal year ended November 30, 2006, Morgan Stanley reported revenue of approximately $76.6 billion, net income of $7.5 billion and stockholder equity of $35.4 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                             FRANKLIN AVENUE PLAZA
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Franklin Avenue Plaza Mortgage Loan is a $87.0 million, five-year fixed rate loan secured by a first mortgage on a suburban office complex located in Garden City, Town of Hempstead, Nassau County, New York. The Franklin
     Avenue Plaza Mortgage Loan is interest only for the entire loan term, matures on April 1, 2012 and accrues interest at an annual rate, rounded to three decimal places, of 6.011%.

THE BORROWER:

o    The Franklin Avenue Plaza Borrower is Treeline Franklin Avenue Plaza LLC, a
     Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the Franklin Avenue
     Plaza Borrower's legal counsel has delivered a non-consolidation opinion.
     Equity ownership is held 100% by Treeline Franklin Avenue Plaza Partners
     LLC, a Delaware limited liability company, as the sole member of the
     Franklin Avenue Plaza Borrower. Equity ownership of Treeline Franklin
     Avenue Plaza Partners LLC is held 25% by Treeline FAP Investors LLC, a
     Delaware limited liability company, and 75% by First Point Franklin Avenue
     Plaza LLC, a Delaware limited liability company. The borrower principal is
     Treeline FAP Guarantor LLC, a Delaware limited liability company.

o    The Treeline Companies currently owns and manages 12 office buildings located in the New York metropolitan area containing a total of approximately 3.0 million square feet.

o    First Point Partners LLC ("First Point") currently owns and manages several office and multifamily properties located in the New York metropolitan area. First Point's real estate investment focus is on office, retail, multi-family and land development assets along the east and west coasts of the United States, including Hawaii and Puerto Rico. First Point currently has $300 million of committed capital.

THE PROPERTY:

o    The Franklin Avenue Plaza Mortgaged Property consists of a fee simple interest in a suburban office complex consisting of two three-story and two
     5-story buildings built in 1979. The five-story buildings are connected and have a lower level. The Class "A" improvements contain a total of 517,124 square feet and are situated on 7.21 acres. The largest tenants are Merrill
     Lynch, Allstate, Healthcare Partners and Morgan Stanley, which together occupy 27.8% of the total square feet and contribute 28.3% of the gross potential rental income. The Franklin Avenue Plaza Mortgaged Property is currently occupied by approximately 90 additional tenants, including
     Metropolitan Life, Nassau County Federal Credit Union, USAA, Wachovia
     Securities and Vacation.com. The buildings are fully sprinklered and a life safety fire alarm system is installed. There are 761 parking spaces located within two free-standing concrete parking garages, 142 surface spaces and
     756 surface spaces owned by the city and dedicated to the Franklin Avenue
     Plaza Mortgaged Property for a total of 1,659 spaces, resulting in a parking ratio of 3.2 spaces per 1,000 square feet.

o    The Franklin Avenue Plaza Borrower is generally required at its sole cost and expense to keep the Franklin Avenue Plaza Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Treeline Management Corp. manages the Franklin Avenue Plaza Mortgaged
     Property. Treeline Management, founded in 1985 and headquartered in Garden
     City, New York, currently manages 12 office buildings containing a total of approximately 3.0 million square feet located in the New York metropolitan area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $10,000,000 mezzanine loan held outside of the Trust Fund.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       82

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                             FRANKLIN AVENUE PLAZA
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       83

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                             50 SOUTH TENTH STREET
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       84

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                             50 SOUTH TENTH STREET
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN SELLER:                  Bank of America
LOAN PURPOSE:                 Acquisition
ORIGINAL PRINCIPAL BALANCE:   $76,200,000
FIRST PAYMENT DATE:           February 1, 2007
TERM/AMORTIZATION:            60/0 months
INTEREST ONLY PERIOD:         60 months
MATURITY DATE:                January 1, 2012
EXPECTED MATURITY BALANCE:    $76,200,000
BORROWING ENTITY:             FSP 50 South Tenth Street Corp.
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout: 12 payments
                              GRTR 1% PPMT or Yield
                              Maintenance: 41
                              Open: 7 payments
UP-FRONT RESERVES:
  TAX RESERVE:                Yes
ONGOING MONTHLY RESERVES:
  TAX RESERVE:                Yes
LOCKBOX:                      Hard

                             FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:         $76,200,000
CUT-OFF DATE LTV:             59.5%
MATURITY DATE LTV:            59.5%
UNDERWRITTEN DSCR:            1.94x
MORTGAGE RATE:                5.287%

                             PROPERTY INFORMATION

PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Central Business District
LOCATION:                     Minneapolis, Minnesota
YEAR BUILT/RENOVATED:         2001/NAP
NET RENTABLE SQUARE FEET:     485,638
CUT-OFF BALANCE PER SF:       $157
OCCUPANCY AS OF 12/19/2006:   98.9%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Ryan Companies US, Inc.
UNDERWRITTEN NET CASH FLOW:   $7,928,061
APPRAISED VALUE:              $128,000,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       85

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              50 SOUTH TENTH STREET
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                  FULL YEAR      FULL YEAR     ANNUALIZED
                                (12/31/2004)   (12/31/2005)   (10/31/2006)   UNDERWRITTEN
                                ------------   ------------   ------------   ------------

Effective Gross Income ......    $12,359,790    $13,693,491    $14,113,983    $14,976,434
Total Expenses ..............    $ 5,901,179    $ 5,642,591    $ 6,023,714    $ 6,481,969
Net Operating Income (NOI) ..    $ 6,458,611    $ 8,050,900    $ 8,090,269    $ 8,494,465
Cash Flow (CF) ..............    $ 6,458,611    $ 8,050,900    $ 8,090,269    $ 7,928,061
DSCR on NOI .................           1.58x          1.97x          1.98x          2.08x
DSCR on CF ..................           1.58x          1.97x          1.98x          1.94x

                              TENANT INFORMATION(1)

                                          RATINGS          TOTAL       % OF                 POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                          FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
----------------------------------   -----------------   ---------   --------   --------   ----------   -----------   ----------

Oracle USA, Inc.(2) ..............        A/ A2/ A        242,107       49.9%   $18.85     $4,562,979      50.1%      03/31/2014
Ryan Companies US, Inc.(3) .......       Not Rated         88,330       18.2    $17.97      1,587,340      17.4       07/31/2015
Target Corp.(4) ..................       A+/ A1/ A+        44,530        9.2    $13.28        591,178       6.5       08/31/2015
Portu-Sunberg & Associates Inc. ..       Not Rated         11,518        2.4    $17.08        196,767       2.2       01/31/2010
                                                          -------       ----               ----------      ----
TOTAL ............................                        386,485       79.6%              $6,938,264      76.1%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Oracle USA, Inc subleases 215,838 square feet with an expiration of March
     31, 2014 to Target Corp., and 26,269 square feet with an expiration of
     March 31, 2014 to Dobbs Temporary Services, Inc.

(3)  Ryan Companies US, Inc. leases two spaces. One space is 86,381 square feet with an expiration of July 31, 2015, and the other is 1,949 square feet with an expiration of January 31, 2008.

(4)  Target Corp leases two spaces. One space is 43,506 square feet with an expiration of August 31, 2015, and the other is 1,024 square feet with an expiration of October 31, 2011.

                           LEASE ROLLOVER SCHEDULE(1)

                     NO. OF LEASES   EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION      EXPIRING        SF      TOTAL SF    TOTAL SF     OF TOTAL SF    EXPIRING
------------------   -------------   --------   --------   ----------   ------------   ----------

2007 .............         1            1,527      0.3%        1,527         0.3%      $   48,864
2008 .............         2           12,464      2.6        13,991         2.9%      $  231,285
2009 .............         7           26,746      5.5        40,737         8.4%      $  433,213
2010 .............         6           39,766      8.2        80,503        16.6%      $  723,400
2011 .............         6           21,908      4.5       102,411        21.1%      $  601,443
2012 .............         3            2,806      0.6       105,217        21.7%      $  108,831
2014 .............         2          244,658     50.4       349,875        72.0%      $4,657,366
2015 .............         2          129,887     26.7       479,762        98.8%      $2,120,272
MTM ..............         2              798      0.2       480,560        99.0%      $   26,096
Vacant ...........        --            5,078      1.0       485,638       100.0%      $       --
                         ---          -------    -----
TOTAL ............        31          485,638    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       86

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                             50 SOUTH TENTH STREET
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 79.6% of the total net rentable square feet, are:

o    ORACLE USA, INC. (NASDAQ: "ORCL") (rated "A" by Fitch and S&P and "A2" by
     Moody's) occupies a total of 242,107 square feet (49.9% of square feet,
     50.1% of income) under a 13-year lease expiring March 31, 2014 with three
     5-year renewal options at $18.50 per square foot or the then market rates, whichever is higher, with nine months written notice. The lease provides for base rent of $18.12 per square foot for approximately 24,823 square feet and $18.93 per square foot for 217,284 square feet. Oracle USA, Inc.
     has a first right of refusal on any additional space that becomes available and is superior to any option rights of any other tenants. The tenant must exercise this right within 10 business days after receiving notice from the landlord. Oracle USA, Inc. has subleased 215,838 square feet to Target
     Corporation and 26,269 square feet to Dobbs Temporary Services doing business as Pro Staff. Oracle Corporation, together with its subsidiaries, engages in the development, manufacture, distribution, servicing, and marketing of database, middleware, and application software. Oracle USA,
     Inc. offers software license updates, product support and other services.
     Oracle USA, Inc. distributes its products and services to consultants, education providers, Internet service providers, network integrators, resellers, independent software vendors, and system
     integrators/implementers. Oracle Corporation was founded by Lawrence J.
     Ellison in 1977 and is headquartered in Redwood City, California. As of the fiscal year ended May 31, 2006, Oracle USA, Inc. reported revenue of $11.8 billion, net income of $2.89 billion and stockholder equity of $10.84 billion.

o    RYAN COMPANIES US, INC. (not rated) occupies 88,330 square feet (18.2% of square feet, 17.4% of income) under two leases expiring January 31, 2008 and July 31, 2015 with two 5-year renewal options with nine months written notice. The lease provides a fixed base rent of $18.00 per square foot for
     86,381 square feet and $16.75 per square foot for 1,949 square feet of storage space. Ryan Companies US, Inc. is a commercial real estate development and property management company that offers design/build construction services and facilities management. The group works on office, industrial, retail, hospitality, medical, public-sector, and mission-critical projects nationwide. It has more than 10 million square feet of commercial development underway, including the Sears Centre in the
     Prairie Stone Business Park near Chicago. The property management unit manages more than 9.5 million square feet of property valued at more than
     $700 million. Francis and Russell Ryan began the enterprise in 1938 as a small northern Minnesota lumber company. It is in its third generation of leadership by the Ryan family.

o    TARGET CORPORATION (NYSE: "TGT") (rated "A+" by Fitch and S&P and "A1" by
     Moody's) occupies 44,530 square feet (9.2% of square feet, 6.5% of income)
     under a two 10-year leases expiring October 31, 2011 and August 31, 2015.
     The lease for 43,506 square foot space has three 5-year renewal options at market rates with 12 months written notice. This lease provides for a base rent of $13.00 per square foot with rate increases of $1.00 per square foot every three years. The lease for an additional 1,024 square feet provides for a base rent of $25.00 per square foot. Target Corporation operates general merchandise discount stores in the United States. Target
     Corporation offers an assortment of general merchandise, including consumables and commodities; electronics, entertainment, sporting goods, and toys; apparel and accessories; and home furnishings and decor; as well as a line of food items. The company operates its stores under Target and
     SuperTarget brands. Target Corporation also sells its merchandise online, as well as offers credit cards to its customers. As of November 17, 2006,
     Target operated 1,494 stores in 47 states and is headquartered in
     Minneapolis, Minnesota. The Target Corporation headquarters is located across the street from the 50 South Tenth Street Mortgaged Property and is connected by a sky bridge. As of the fiscal year ended January 28, 2006,
     Target reported revenue of $52.6 billion, net income of $2.4 billion and stockholder equity of $14.2 billion.

o    PORTU-SUNBERG & ASSOCIATES, INC (not rated) occupies a total of 11,518 square feet (2.4% of square feet, 2.2% of income) under an 8-year lease expiring on January 31, 2010 with one 5-year renewal option at market rates with nine months written notice. The lease provides for a base rent of
     $16.58 per square foot with annual rate increases of 1.5%. Portu-Sunberg &
     Associates, Inc. is a privately owned manufacturers' representative specializing in seasonal products, school supplies and patio furniture.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       87

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                             50 SOUTH TENTH STREET
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The 50 South Tenth Street Loan is a $76.2 million, five-year fixed rate loan secured by a first mortgage on a central business district office building located in Minneapolis, Minnesota. The 50 South Tenth Street Loan
     is interest only for the entire loan term, matures on January 1, 2012 and accrues interest at an annual rate of 5.287%.

THE BORROWER:

o    The 50 South Tenth Street Borrower is FSP 50 South Tenth Street Corp., a
     Delaware corporation and a single purpose bankruptcy remote entity with equity ownership held by Franklin Street Properties Corp., (99%) a publicly-traded real estate investment trust, which is responsible for the day-to-day management of the Borrower, George J. Carter (1%) and a group of investors who own 700 shares retaining certain voting rights.

o    Franklin Street Properties Corp. is a publicly trade REIT which owns 31 properties containing 5.3 million square feet in 16 states. Franklin Street
     Properties Corp., through its subsidiaries, provides real estate and investment banking/investment services in the United States. Its real estate operations include real estate leasing, as well as interim acquisition financing, development, and asset/property management. The company also provides investment banking/investment services, including real estate acquisition and broker/dealer services. In addition, it provides development services, asset management services, property management services, and/or property accounting services. Franklin Street
     Properties Corp. was founded in 1981 and is headquartered in Wakefield,
     Massachusetts. As of December 31, 2005, Franklin Street Properties had net
     real estate assets of $553 million, liquidity of $70 million, total assets of $677 million, and net worth of $662 million. As of October 5, 2006,
     Franklin Street Properties Corp. had equity market capitalization of $1.4 billion.

THE PROPERTY:

o    The 50 South Tenth Street Mortgaged Property consists of a fee simple interest in a central business district office building, which was razed and redeveloped in 2001. The 12-story Class "A" improvements contain
     485,638 square feet and are situated on 2.83 acres. The major tenants are
     Oracle USA, Inc., Ryan Companies, Inc., Target Corporation and
     Portu-Sunberg & Associates, which together occupy 79.6% of the total square feet and contribute 76.1% of the gross potential rental income. The 50
     South Tenth Street Mortgaged Property is currently occupied by approximately 19 office tenants and 13 retail tenants. The 50 South Tenth
     Street Mortgaged Property is part of a larger mixed use area called 900
     Nicollet Mall, an approximate 1.3 million square foot parking, retail and office use complex covering one city block.

o    The 50 South Tenth Street Mortgaged Property is situated on the southwestern edge of the core area of the Minneapolis central business district and is connected to the extensive skyway system, which is critical for leasing success in the downtown core. Adjacent land uses include the downtown Target store, on the same block, Target Corporation's headquarters to the south, the University of St. Thomas Law School and graduate school to the west, the US Bank/Piper Jaffray Center (a 910,000 square foot Class
     "A" office building) connected by skyway to the north, and a mixture of retail and office land uses to the east across Nicollet Mall, including the
     Perkins and Will building and the Young Quinlan Building. A city-owned and operated parking garage is an amenity for the 50 South Tenth Street
     Mortgaged Property, because the subject has no on-site parking under control. Nicollet Mall is a nationally-renowned upscale shopping and dining district that covers a twelve-block stretch of Nicollet Avenue in downtown
     Minneapolis. Nicollet Mall serves as the central spine of the Minneapolis central business district, with dense commercial development to the east and west. Along with Hennepin Avenue, one block to the west, it forms the cultural and commercial heart of the city. Office buildings and department stores such as Macy's and Neiman Marcus are located on Nicollet Mall. The area also includes Orchestra Hall, and is close to the Warehouse District, the Hubert H. Humphrey Metrodome, the Minneapolis Convention Center and the
     Minneapolis Public Library.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       88

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              50 SOUTH TENTH STREET
--------------------------------------------------------------------------------

o    The 50 South Tenth Street Borrower is generally required at its sole cost and expense to keep the 50 South Tenth Street Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The 50 South Tenth Street Mortgaged Property is managed by FSP Property
     Management, LLC (FSP), a wholly-owned affiliate of Franklin Street
     Properties Corp. The seller, developer, anchor tenant, and current property manager, Ryan Companies US, Inc. (via an affiliate thereof) has been retained to provide daily on-site property management services. Ryan
     Companies US, Inc. is a leading national commercial real estate firm offering integrated design-build and development as well as asset, property and facilities management services to customers. Ryan Companies US, Inc., a family-owned business committed to building lasting relationships, has offices in Chicago, Minneapolis, Phoenix, San Diego, Tampa, Cedar Rapids,
     Davenport and Des Moines. Ryan Companies US, Inc. currently manages over
     9.5 million square feet valued at over $700 million and is headquartered at the 50 South Tenth Street Mortgaged Property.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       89

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-2
--------------------------------------------------------------------------------
                              50 SOUTH TENTH STREET
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       90

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